Exhibit 10.9

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Execution Version

AGREEMENT FOR THE MANUFACTURE, DEVELOPMENT AND
COMMERCIALIZATION OF BENZNIDAZOLE FOR HUMAN USE

by and between

SAVANT NEGLECTED DISEASES, LLC

and

KALOBIOS PHARMACEUTICALS, INC.

Dated as of June 30, 2016

CONFIDENTIAL

Table of Contents

Page

Article 1 DEFINITIONS		- 2 -

Article 2 PURCHASE AND SALE OF ASSETS		- 17 -

Section 2.1	Acquired Assets	- 17 -
Section 2.2	Excluded Assets	- 18 -
Section 2.3	Assumed Liabilities	- 19 -
Section 2.4	Excluded Liabilities	- 19 -
Section 2.5	Closing.	- 20 -
Section 2.6	Delivery of Acquired Assets; Assigned Books and Records.	- 20 -
Section 2.7	Conditions to Closing.	- 20 -
Section 2.8	Deliveries at Closing.	- 22 -

Article 3 CONSIDERATION		- 23 -

Section 3.1	Initial Payment	- 23 -
Section 3.2	Warrant	- 23 -
Section 3.3	Milestones	- 24 -
Section 3.4	Voucher Payment	- 25 -
Section 3.5	Security Agreement	- 26 -
Section 3.6	Purchase Price Allocation	- 26 -
Section 3.7	Payments	- 26 -
Section 3.8	Audits	- 26 -
Section 3.9	Taxes	- 27 -

Article 4 DEVELOPMENT PROGRAM		- 29 -

Section 4.1	Overview; Joint Development Program Term	- 29 -
Section 4.2	Joint Development Plan	- 29 -
Section 4.3	Joint Development Program Costs	- 30 -
Section 4.4	Diligent Efforts	- 31 -
Section 4.5	Subcontracting	- 31 -
Section 4.6	Compliance	- 31 -
Section 4.7	Regulatory Filings	- 31 -
Section 4.8	Compensation for Development Delays	- 32 -
Section 4.9	Monthly Activity Log	- 33 -

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Article 5 COMMERCIALIZATION		- 33 -

Section 5.1	Overview	- 33 -
Section 5.2	Commercialization Plan	- 33 -
Section 5.3	Diligent Efforts	- 34 -
Section 5.4	Development, Commercialization outside the United States	- 34 -
Section 5.5	Reporting Requirements	- 34 -
Section 5.6	Drug Pricing Matters	- 34 -

Article 6 GOVERNANCE		- 35 -

Section 6.1	Joint Steering Committee	- 35 -
Section 6.2	Joint Development Committee	- 37 -
Section 6.3	Commercialization Report	- 37 -
Section 6.4	No Authority to Amend	- 38 -

Article 7 INTELLECTUAL PROPERTY RIGHTS		- 38 -

Section 7.1	Development Program IP	- 38 -
Section 7.2	Licenses by the Company	- 39 -
Section 7.3	Licenses by KaloBios	- 39 -
Section 7.4	Prosecution and Maintenance of Development Program IP	- 40 -
Section 7.5	Third Party Infringement	- 40 -
Section 7.6	Defense of Claims Brought by Third Parties	- 41 -
Section 7.7	Grant of Rights to Company IP	- 41 -
Section 7.8	Royalty on Company IP.	- 42 -
Section 7.9	Currency; Exchange Rate	- 43 -
Section 7.10	Taxes	- 43 -
Section 7.11	Prosecution and Maintenance of Company IP	- 44 -
Section 7.12	Third Party Infringement of Company IP.	- 44 -
Section 7.13	Defense of Claims Brought by Third Parties	- 45 -

Article 8 REPRESENTATIONS AND WARRANTIES OF THE COMPANY		- 45 -

Section 8.1	Corporate Existence	- 45 -
Section 8.2	Authorization and Enforceability	- 45 -
Section 8.3	No Conflict	- 46 -
Section 8.4	Legal Proceedings	- 46 -
Section 8.5	Contracts and Commitments.	- 46 -
Section 8.6	No “Bad Actor”; No Debarment	- 47 -
Section 8.7	Title; Encumbrances; Sufficiency.	- 48 -
Section 8.8	No Consents	- 48 -
Section 8.9	Compliance with Laws	- 49 -
Section 8.10	Safety and Efficacy; Exclusive Rights to Certain Existing Foreign Data	- 49 -

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 8.11	Good Practices	- 50 -
Section 8.12	Regulatory Matters.	- 50 -
Section 8.13	Taxes	- 51 -
Section 8.14	No Undisclosed Liabilities	- 52 -
Section 8.15	Inventory	- 52 -
Section 8.16	Brokers	- 52 -
Section 8.17	Compliance with the Foreign Corrupt Practices Act and Export Control and Anti-boycott Laws	- 52 -
Section 8.18	Intellectual Property	- 53 -

Article 9 REPRESENTATIONS AND WARRANTIES OF KALOBIOS		- 54 -

Section 9.1	Corporate Existence	- 54 -
Section 9.2	Authorization and Enforceability	- 54 -
Section 9.3	Capitalization	- 54 -
Section 9.4	No Conflict	- 55 -
Section 9.5	Legal Proceedings	- 55 -
Section 9.6	No “Bad Actor”; No Debarment	- 55 -
Section 9.7	Solvency	- 56 -
Section 9.8	Unencumbered Cash Balance	- 56 -
Section 9.9	Data	- 56 -
Section 9.10	Private Offering	- 57 -
Section 9.11	Brokers	- 57 -

Article 10 COVENANTS		- 57 -

Section 10.1	Availability of Records	- 57 -
Section 10.2	Regulatory	- 58 -
Section 10.3	Disqualification Events or Debarment	- 58 -
Section 10.4	Further Assurances	- 58 -
Section 10.5	Consents	- 59 -
Section 10.6	Omitted Assets	- 59 -
Section 10.7	Reserved	- 60 -
Section 10.8	Listing of Common Stock on National Securities Exchange	- 60 -
Section 10.9	Securities Registration Matters	- 60 -
Section 10.10	Insurance	- 61 -

Article 11 CONFIDENTIALITY		- 61 -

Section 11.1	Confidential Information	- 61 -
Section 11.2	Authorized Disclosure	- 62 -
Section 11.3	Press Release; Disclosure of Agreement	- 63 -
Section 11.4	Survival	- 63 -

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Article 12 INDEMNIFICATION		- 63 -

Section 12.1	Indemnification by the Company	- 63 -
Section 12.2	Indemnification by KaloBios	- 64 -
Section 12.3	Indemnification Procedures	- 65 -
Section 12.4	Right of Set Off	- 65 -
Section 12.5	Survival	- 65 -
Section 12.6	Limitation on Indemnity	- 66 -
Section 12.7	Limitation of Liability	- 66 -
Section 12.8	Exclusive Remedy	- 66 -

Article 13 TERM AND TERMINATION		- 67 -

Section 13.1	Term	- 67 -
Section 13.2	Termination for Convenience	- 67 -
Section 13.3	Termination for Cause	- 67 -
Section 13.4	Termination for Bankruptcy	- 68 -
Section 13.5	Termination of Joint Development Program upon Mutual Consent	- 68 -
Section 13.6	Effects of Termination after Closing.	- 68 -
Section 13.7	Termination Prior to Closing	- 69 -
Section 13.8	Other Termination Consequences	- 70 -

Article 14 DISPUTE RESOLUTION		- 71 -

Section 14.1	Governing Law	- 71 -
Section 14.2	Dispute Resolution	- 71 -

Article 15 GENERAL PROVISIONS		- 71 -

Section 15.1	Force Majeure	- 71 -
Section 15.2	Assignment	- 72 -
Section 15.3	Severability	- 72 -
Section 15.4	Notices	- 72 -
Section 15.5	Construction of Agreement	- 73 -
Section 15.6	Headings; Interpretation	- 73 -
Section 15.7	Independent Contractors	- 74 -
Section 15.8	Performance by Affiliates	- 74 -
Section 15.9	Waiver	- 74 -
Section 15.10	Counterparts	- 74 -
Section 15.11	Expenses	- 74 -
Section 15.12	Time of the Essence	- 74 -
Section 15.13	Entire Agreement; Amendments	- 75 -

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBITS

Exhibit A	Compound
Exhibit B-1	Issued Company Patents
Exhibit B-2	Pending Company Patents
Exhibit C	Form of Bill of Sale
Exhibit D	Form of Assignment and Assumption Agreement
Exhibit E	Form of Opinion
Exhibit F	Form of Warrant
Exhibit G	Form of Security Agreement
Exhibit H	Form of Escrow Agreement
Exhibit I	Current Development Plan

SCHEDULES

Schedule 2.1	Schedule of Acquired Assets
Schedule 2.6(a)	Additional Acquired Assets
Schedule 3.6	Allocation Schedule
Schedule 8	Company Disclosure Schedules
Schedule 9	KaloBios Disclosure Schedules

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AGREEMENT

This AGREEMENT FOR THE MANUFACTURE, DEVELOPMENT AND COMMERCIALIZATION OF BENZNIDAZOLE FOR HUMAN USE (this “Agreement”) is entered into as of June 30, 2016 (the “Effective Date”), by and between Savant Neglected Diseases, LLC, a Delaware limited liability company, having a place of business at 655 Skyway Road, Suite 218, San Carlos, CA 94070 (U.S. Mail: P.O. Box 620732, Woodside, CA 94062-0732) (the “Company”), and KaloBios Pharmaceuticals, Inc., a Delaware corporation, having offices at 1000 Marina Blvd, Suite 250, Brisbane, CA 94005 (“KaloBios”).  The Company and KaloBios are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Company is a biopharmaceutical company with expertise in the manufacture and development of medications that prevent or treat disease and maintain wellness;

WHEREAS, KaloBios is a biopharmaceutical company with expertise in the development of pharmaceutical products and is working to create and develop novel pharmaceutical products;

WHEREAS, the Company owns or controls certain rights to benznidazole, an antiparasitic medication currently used in the treatment of Chagas disease outside the United States;

WHEREAS, the Company and KaloBios entered into a Confidential Disclosure Agreement dated December 1, 2015;

WHEREAS, the Company and KaloBios entered into the Prior Letter of Intent (as defined below);

WHEREAS, the then chief executive officer of KaloBios, Martin Shkreli, was arrested on securities fraud charges by United States federal agents on December 17, 2015, and subsequently dismissed as chief executive officer;

WHEREAS, KaloBios filed for protection under Chapter 11 of the Bankruptcy Code on December 29, 2015;

WHEREAS, the United States Bankruptcy Court on February 26, 2016, approved the Letter of Intent (as defined below);

WHEREAS, the Company and KaloBios entered into the Letter of Intent as approved by the United States Bankruptcy Court effective February 29, 2016, thereby superseding the Prior Letter of Intent;

WHEREAS, the Company and KaloBios desire to supersede the Letter of Intent effective February 29, 2016, by entering into one or more definitive agreements as contemplated by the Letter of Intent;

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WHEREAS, the Company further desires to sell to KaloBios, and KaloBios further desires to purchase from the Company, all right, title and interest in and to certain assets relating to the Compound and the Product (as such terms are defined below), for the consideration and on the terms set forth in this Agreement;

WHEREAS, the Company further desires to grant to KaloBios an exclusive license to certain intellectual property rights relating to the Compound and the Product;

WHEREAS, the Company and KaloBios have agreed to jointly perform certain development activities for the Product; and

WHEREAS, KaloBios has agreed that it will commercialize the Product, subject to the terms and conditions of this Agreement; and

WHEREAS, the Company and KaloBios intend to perform their respective obligations under this Agreement in a manner that maximizes the value of the Product to patients.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants, and conditions contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1
 DEFINITIONS

In addition to the terms defined above and other terms defined in other sections of this Agreement, the following capitalized terms have the meanings set forth in this Article 1 for purposes of this Agreement:

“Acquired Assets” has the meaning set forth in Section 2.1.

“Action” means any action, claim, lawsuit, legal proceeding, litigation, arbitration or mediation, or any hearing, investigation, probe or inquiry by any Governmental Authority or other Person.

“Active Ingredient” means any clinically active material that provides pharmacological activity in a pharmaceutical product.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Affiliate” means, with respect to either Party, any Person that directly or indirectly controls, is controlled by, or is under common control with such Party.  For the purpose of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under the common control”) means (i) direct or indirect ownership of fifty percent (50%) or more, including ownership by trusts with substantially the same beneficial interests, of the voting securities of such Person, or (ii) the power to direct or cause the direction of the management of such Person.

“Agreement” has the meaning set forth in the Preamble.

“Allocation Schedule” has the meaning set forth in Section 3.6.

“Annual Net Sales” means, with respect to a Product, aggregate Net Sales in the Territory in a particular Calendar Year for such Product.

“Assigned Books and Records” has the meaning set forth in Section 2.1(e).

“Assignment and Assumption Agreement” means the assignment and assumption agreement, dated as of the Closing Date, substantially in the form attached hereto as Exhibit D.

“Assumed Contracts” has the meaning set forth in Section 2.1(b).

“Assumed Liabilities” has the meaning set forth in Section 2.3.

“Bankruptcy Code” has the meaning set forth in Section 13.4.

“Bankruptcy Exit” has the meaning set forth in Section 2.7(c)(iv).

“Beneficial Owner” has the meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended from time to time.

“Bill of Sale” means the bill of sale, dated as of the Closing Date, substantially in the form attached hereto as Exhibit C.

“Breaching Party” has the meaning set forth in Section 13.3(a).

“Business” means the Company’s and its Affiliates’ business to the extent related to the Compound, the Product and the Acquired Assets.

“Business Day” means any day other than (a) Saturday or Sunday, or (b) any other day on which banks in San Francisco, California are closed for business.

“Calendar Quarter” means a period of three (3) consecutive months ending on the last day of March, June, September or December, respectively.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Calendar Year” means a period of twelve (12) consecutive months beginning on January 1 and ending on December 31.

“Cap” has the meaning set forth in Section 12.6(a).

“C.F.R.” means the Code of Federal Regulation.

“cGMP” or “GMP” means, with respect to any pharmaceutical product, current Good Manufacturing Practices as defined by the FDA (21 C.F.R. Parts 210 and 211), as may be amended from time to time, and other similar provisions under applicable Law outside the United States.

“Change of Control” means with respect to any Party (a) any sale, exchange, transfer or issuance to or acquisition in one transaction or a series of related transactions by one or more Third Parties of shares representing more than fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of such Party or any Affiliate that directly or indirectly controls such Party, whether such sale, transfer, exchange, issuance or acquisition is made directly or indirectly, by merger or otherwise, or beneficially or of record, but excluding the issuance of shares in a bona fide financing transaction; (b) a merger or consolidation under Law of the Party with a Third Party in which the stockholders of the Party immediately prior to such consolidation or merger do not continue to hold immediately following the closing of such merger or consolidation at least fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the entity surviving or resulting from such consolidation; or (c) a sale, transfer, exclusive license or other disposition of all or substantially all of the assets of the Party to one or more Third Parties in one transaction or a series of related transactions.  Notwithstanding the foregoing, neither (i) the transactions related to the emergence of KaloBios from protection under Chapter 11 of the Bankruptcy Code, including the issuance of New Common Stock to the Primary Plan Sponsor (as such terms are defined in KaloBios’ Second Amended Plan of Reorganization, dated May 9, 2016 [D.I. 434] (the “Plan”)), nor (ii) any sale or other disposition of KaloBios securities by or on behalf of Martin Shkreli, shall constitute a Change of Control.

“Claim” has the meaning set forth in Section 12.3.

“Closing” has the meaning set forth in Section 2.5.

“Closing Date” has the meaning set forth in Section 2.5.

“Commercialization Plan” has the meaning set forth in Section 5.2(a).

“Commercialization Program” has the meaning set forth in Section 5.1.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Common Stock” means the common stock, $0.001 par value, of KaloBios.

“Company” has the meaning set forth in the Preamble.

“Company Covered Person” has the meaning set forth in Section 8.6.

“[***]” has the meaning set forth in Section [***].

“Company Development Program IP” has the meaning set forth in Section 7.1(a).

“Company Field” means any and all veterinary uses.

“Company IP” means the Company Patents and Company Know-How.

“Company Know-How” means any Know-How Controlled by the Company or its Affiliates as of the Effective Date to the extent relating to the Compound or the Product except as solely related to the Company Field.

“[***]” has the meaning set forth in Section [***].

“Company Patents” means those Patents that are Controlled by the Company or its Affiliates as of the Effective Date that claim or cover the Exploitation of the Compound or the Product.  The issued patents constituting Company Patents as of the Effective Date are set forth on Exhibit B-1 of this Agreement and the pending patent applications constituting Company Patents as of the Effective Date are set forth on Exhibit B-2 of this Agreement.

“Compound” means the compound known as benznidazole, having the chemical name and structure set forth in Exhibit A.

“Confidential Disclosure Agreement” means that Confidential Disclosure Agreement, dated as of December 1, 2015, by and between KaloBios and the Company.

“Confidential Information” has the meaning set forth in Section 11.1.

“Confirmation Order” means that certain Order Confirming the Plan issued by the United States Bankruptcy Court for the District of Delaware on June 16, 2016 with respect to the matter entitled In re KaloBios Pharmaceuticals, Inc. (Case No. 15-12628).

“Contemplated Transactions” means all of the transactions contemplated by the Transaction Documents.

“Contingent Payments” means the collective amount of all Milestone Payments, Royalties and the Voucher Payment, if any.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Contract” means any written or oral contract, agreement, instrument, commitment, obligation, understanding, or undertaking of any nature (including, without limitation, leases, licenses, mortgages, notes, guarantees, sublicenses, subcontracts, covenants not to compete, covenants not to sue, confidentiality agreements, options and warranties), whether or not legally binding, and any amendments thereto.

“Control,” “Controls,” “Controlled” or “Controlling” means, with respect to any material, Know-How or other intellectual property rights, that a Party has the legal authority or right (whether by ownership, license or otherwise) to grant a license, sublicense, access or other right (as applicable) under such material, Know-How or other intellectual property rights to the other Party on the terms and conditions set forth herein, in each case without breaching the terms of any agreement or other arrangement with a Third Party.

“Deposit” means (a) Five Hundred Thousand Dollars ($500,000), which amount was paid by KaloBios to the Company under the terms of the Letter of Intent on February 26, 2016.

“Development Program IP” has the meaning set forth in Section 7.1(a).

“Diligent Efforts” means, with respect to a Party, the performance of obligations or tasks in a manner consistent with the efforts a Party devotes (and which in no event shall be less than the level of effort and resources reasonably standard in the biopharmaceutical industry for a company having similar financial resources) for the Exploitation of a product resulting from its own research efforts and having similar technical and regulatory factors, clinical development plan complexity and requirements, and similar market potential, sales and profit potential and strategic value, and that is at a similar stage in its development or product life cycle as the Product, in each case based on conditions then prevailing.

“Disclosing Party” has the meaning set forth in Section 11.1.

“Disclosure Schedule” means any schedule delivered by the Company pursuant to Article 8 or KaloBios pursuant to Article 9.

“Dispute” has the meaning set forth in Section 14.2.

“Disqualification Event” has the meaning set forth in Section 8.6(a).

“Dollars” means U.S. dollars, and “$” shall be interpreted accordingly.

“Effective Date” has the meaning set forth in the Preamble.

“EMA” means the European Medicines Agency or any successor agency thereto.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Encumbrance” means any charge, claim, condition, equitable interest, lien, mortgage, security interest, pledge, defect or irregularity in title, easement, rights-of-way, encroachment, servitude, right of first option, right of first refusal or similar restriction, covenant, restriction and any other matters typically raised as exceptions in a commitment to issue a title insurance policy, or any other restriction on use, voting, transfer or exercise of any other attribute of ownership other than a Permitted Encumbrance.

“Escrow Agent” means Wilmington Savings Fund Society, FSB.

“Excluded Assets” has the meaning set forth in Section 2.2.

“Excluded Liabilities” means all Liabilities of the Company and its Affiliates other than the Assumed Liabilities.

“Executive Officers” means, (a) with respect to the Company, Stephen L. Hurst, and (b) with respect to KaloBios, Cameron Durrant.

“Exploit” means to make, have made, import, use, sell or offer for sale, including to research, develop, commercialize, manufacture, register, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, have distributed, promote, market or have sold or otherwise dispose of a product or a process, and “Exploitation” means the act of Exploiting a product or process.

“FD&C Act” means the U.S. Federal Food, Drug, and Cosmetic Act, as amended.

“FDA” means the U.S. Food and Drug Administration or any successor entity.

“First Commercial Sale” means, with respect to a particular Product, the first sale for which revenue has been recognized by KaloBios for use or consumption by the general public of such Product in any country in the Territory after all required Regulatory Approvals have been granted in such country.

“FTE” means [***] labor hours for one (1) year directly related to the Joint Development Program.  Overtime and work on weekends, holidays and the like shall not be counted with any multiplier (i.e., time-and-a-half or double time) toward the number of hours that are used to calculate the number of FTEs under this Agreement.

“FTE Rate” means a rate per FTE equal to [***] per hour (which may be prorated on a daily or hourly basis as necessary) with respect to Joint Development Program activities conducted pursuant to this Agreement.  “FTE Rate” includes direct and indirect costs of internal scientific, medical, technical or commercial personnel (including personnel and travel expenses, and includes the costs of any allocated managerial, financial, legal or business development personnel).

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Fundamental Representations” means, (a) with respect to the Company, the representations and warranties of the Company set forth in Sections 8.1, 8.2 and 8.3, and (b) with respect to KaloBios, the representations and warranties of KaloBios set forth in Sections 9.1, 9.2, 9.3and 9.9.

“Future Assets” has the meaning set forth in Section 13.6(a).

“GAAP” means United States generally accepted accounting principles and practices, consistently applied.

“[***]” shall mean [***].

“GCP” means current Good Clinical Practices as defined in Article 1.24 of the April 1996 International Conference on Harmonization (“ICH”) E6 Good Clinical Practice Guideline, as may be amended from time to time, and other similar provisions outside the United States.

“GLP” has the meaning set forth in Section 8.11.

“Governmental Approval” means any consent, license, registration or permit issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Law.

“Governmental Authority” means any federal, national, state, provincial or local government, or political subdivision thereof (including any agency, branch, office, commission, or council), or any multinational organization or any authority, agency, or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

“[***]” means [***].

“[***]” means [***].

“IND” means any investigational new drug application as defined in Part 312 of Title 21 of the U.S. Code of Federal Regulations or any comparable application filed with any Regulatory Authority outside of the United States.

“Indemnification Basket” has the meaning set forth in Section 12.6(a).

“Indemnified Party” has the meaning set forth in Section 12.3.

“Indemnifying Party” has the meaning set forth in Section 12.3.

“Infringement of Development Program IP” has the meaning set forth in Section 7.5(a).

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Infringement of Company IP” has the meaning set forth in Section 7.12(a).

“Initial Payment” has the meaning set forth in Section 3.1.

“Intellectual Property” means Patents, Know-How and copyrights.

“Inventory” means all inventories of the Company or its Affiliates, wherever located, including all work in process, raw materials, starting materials, intermediates from the synthesis of the Compound, the Compound (including Compound bulk stock), the Product, spare parts, assay materials (including cell lines and other reagents) and all other materials and supplies to be used or consumed by the Company in the Exploitation of the Compound or the Product.

“Joint Development Committee” or “JDC” has the meaning set forth in Section 6.2.

“Joint Development Plan” has the meaning set forth in Section 4.2(a).

“Joint Development Program” means the conduct of the activities conducted by the Parties during the Joint Development Program Term, according to Section 4.1 hereto and the other terms and conditions set forth in this Agreement, and as set forth in the Joint Development Plan.

“Joint Development Program Costs” has the meaning set forth in Section 4.3(a).

“Joint Development Program IP” has the meaning set forth in Section 7.1(a).

“Joint Development Program Term” has the meaning set forth in Section 4.1.

“Joint Steering Committee” or “JSC” has the meaning set forth in Section 6.1.

“KaloBios Development Program IP” has the meaning set forth in Section 7.1(a).

“KaloBios” has the meaning set forth in the Preamble.

“KaloBios Covered Person” has the meaning set forth in Section 9.6.

“[***]” has the meaning set forth in Section [***].

“Know-How” means any proprietary data, results, material(s), technology, and nonpublic information of any type whatsoever, in any tangible or intangible form, including: (a) information, techniques, technology, practices, trade secrets, discoveries, developments, methods, knowledge, know-how, skill, experience, data, inventions (whether patentable or not) results (including assay development, compound screening, chemical, pharmacological, toxicological and clinical test data and results), analytical and quality control data, results or descriptions, software and algorithms, reports and study reports; and (b) compositions of matter, cells, cell lines, assays, animal models and physical, biological or chemical material.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Knowledge” means (a) with respect to the Company, the actual knowledge of Stephen L. Hurst, Scott Freeman and Chad Boulanger, after due investigation or inquiry, and (b) with respect to KaloBios, the actual knowledge of Cameron Durrant, David Moradi, Morgan Lam and Ronald Barliant, after due investigation or inquiry.

“Law” means any federal, state, local, foreign or multinational law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, or any order by any Governmental Authority, or any license, franchise, permit or similar right granted by  any Governmental Authority, or any similar provision having the force or effect of law, including the rules or regulations of the SEC or of any stock exchange or trading market on which a Party’s (or its Affiliate’s) securities are traded.

“Letter of Intent” means that certain letter agreement between KaloBios and the Company, dated February 29, 2016, setting forth the intent of the Parties to consummate the Contemplated Transactions.

“Liabilities” means any and all debts, costs and expenses, liabilities and obligations (including with respect to Taxes), whether accrued or fixed, absolute or contingent, matured or unmatured, determined or determinable, asserted or unasserted, known or unknown, including those arising under any Law, action or governmental order and those arising under any Contract.

“Licensed Field” means any and all uses in humans.

“Losses” has the meaning set forth in Section 12.1.

“MAA” means an application to the appropriate Regulatory Authority for approval to market a Product (but excluding Pricing Approval) in any particular jurisdiction (including an NDA in the United States) and all amendments and supplements thereto.

“Material Adverse Effect” means any change, circumstance or effect that, individually or in the aggregate, would or would reasonably be expected to (a) have a materially adverse effect on the Acquired Assets taken as a whole, including the value thereof or KaloBios’ ability to receive, operate and develop the Acquired Assets taken as a whole free of Encumbrances pursuant hereto; provided, that none of the following changes, effects, events, circumstances or occurrences shall be deemed, either alone or in combination, to constitute a Material Adverse Effect, or be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur: (i) changes or effects in general economic or financial conditions; (ii) changes in applicable Laws or accounting rules (including GAAP) or the enforcement, implementation or interpretation thereof; (iii) changes or effects that generally affect the pharmaceutical or medical device industry; (iv) changes or effects that arise out of or are attributable to the commencement, occurrence, continuation or intensification of any war, sabotage, armed hostilities or acts of terrorism; (v) changes or effects arising out of or attributable to the public announcement of the transactions contemplated by this Agreement or the compliance with the provisions of this Agreement including losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with the Company and the Business; or (vi) any matter which KaloBios is aware of on the date hereof; or (b) prevent or materially delay consummation of the Contemplated Transactions.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Milestone Payments” has the meaning set forth in Section 3.3(a).

“NDA” means a New Drug Application filed with the FDA, under Sections 505(b)(1) or 505(b)(2) of the FD&C Act, to obtain approval to market a Product (but excluding Pricing Approval) in the United States and all amendments and supplements thereto.

“Net Sales” means, with respect to any Product, the total amount invoiced by KaloBios or its respective Affiliates or Sublicensees (the “Selling Party”) to each Third Party purchasing the Product in arm’s length transactions, less the following deductions from such total amounts which are actually incurred, allowed, accrued or specifically allocated:

(a)          transportation and insurance charges related to the delivery of the Products to customers;

(b)          normal trade, volume and cash discounts, including retroactive price reductions, pertaining to the sale of the Products;

(c)          any service fees actually paid to customers as a requirement for the stocking and subsequent re-distribution of the Product;

(d)          credits, allowances or refunds given or made to customers for rejection, damage, defect, recall or return of the Product to the Selling Party by customers;

(e)          sales and excise taxes, value added taxes, other taxes (excluding income taxes) or other governmental charges otherwise imposed upon the amounts billed for the Product, as adjusted for rebates and refunds or duties that fall due or are absorbed or otherwise imposed on or paid by the Selling Party on sales of Products and other governmental charges imposed upon the importation or sale of the Products;

(f)          chargebacks and rebates to third parties, including, without limitation, to managed care health organizations, federal and state government agencies and/or other purchasers of the Product, and group purchasing organization administration fees;

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(g)          the amount of the rebate that is provided or credited with respect to couponing, a patient assistance program, a patient insurance co-pay program or any program designed to provide a discount to the patient for the cost of a prescription for the Product;

(h)          delayed shipping credits, discounts or payments related to the impact of Product price increases between purchase dates and shipping dates, and fees for service payments to customers for non-separable services (including compensation for maintaining agreed Product inventory levels and providing Product-related information);

(i)          that portion of the annual fee on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (as amended), that the Selling Party allocates to sales of the Product in accordance with their respective standard policies and procedures consistently applied across its products; and

(j)          all such deductions set forth in (a) through (i) above being supported by reasonable written documentation.

Net Sales shall be calculated and accounted for in accordance with GAAP.

Notwithstanding anything to the contrary contained herein, for the purposes of this definition, (i) the transfer of the Product by KaloBios or one of its Affiliates or Sublicensees to another Affiliate, other than for value, shall not be considered a sale, and (ii) any disposal of the Product for, or use of the Product in or for research, test marketing, clinical trial purposes, free samples, or for warehousing or staging in advance of release of the Product for commercial sale, shall not be considered a sale.

“New Common Stock” has the meaning set forth in the definition of Change of Control.

“Net Voucher Proceeds” means the consideration received or deemed received by KaloBios or its Affiliate(s) for the sale or transfer of a Voucher in a Voucher Sale or as determined under Section 3.4 (as reduced for all costs and expenses incurred by KaloBios or its Affiliate(s), exclusively related to a Voucher Sale and excluding any and all government filing fees and costs incurred prior to such Voucher Sale, to a maximum of [***] of gross proceeds).  For the avoidance of doubt, in the event that the Voucher Sale occurs in connection with other transactions between KaloBios and the purchaser of the Voucher, the Net Voucher Proceeds shall mean only the consideration received by KaloBios or its Affiliate(s) that is attributable solely to the purchase of the Voucher.

“No-Action Letter” has the meaning set forth in Section 10.9(a).

“Non-breaching Party” has the meaning set forth in Section 13.3(a).

“Non-Voucher Accompanying Approval” has the meaning set forth in Section 3.3(c).

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Omitted Asset” has the meaning set forth in Section 10.6.

“Orphan Drug Designation” means a grant by the FDA of a request for designation under Section 526 of the FD&C Act as amended (21 U.S.C. 360bb) in the United States or any analogous grant by a Regulatory Authority in any other country in the Territory.

“Party” and “Parties” have the meaning set forth in the Preamble.

“Patent” means (a) all patents and patent applications in any country or supranational jurisdiction in the Territory, and (b) any substitutions, divisions, continuations, continuations-in-part, provisional applications, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such patents or patent applications.

“Permitted Encumbrance” means (a) liens for Taxes not yet due and payable or being contested in good faith by appropriate procedures; (b) mechanics’, carriers’, workmen’s, repairmen’s or other like liens arising or incurred in the ordinary course of business; (c) liens arising under original purchase price conditional sales contracts and equipment leases with Third Parties entered into in the ordinary course of business; (d) easements, rights of way, zoning ordinances and other similar Encumbrances affecting real property; and (e) other imperfections of title or Encumbrances, and with respect to (a) through (e), which are neither, individually or in the aggregate, material to the business of the Company, nor have not had, and would not reasonably be expected to have, a Material Adverse Effect.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, trust, business association, organization, Governmental Authority, a division or operating group of any of the foregoing or other entity or organization, including any successors or assigns (by merger or otherwise) of any such entity, or government or political subdivision or any agency, department or instrumentality thereof.

“Plan” has the meaning set forth in the definition of Change of Control.

“Pricing Approval” means such Governmental Approval, agreement, determination or decision establishing prices for a Product that can be charged and/or reimbursed in regulatory jurisdictions where the applicable Governmental Authorities approve or determine the price and/or reimbursement of pharmaceutical products and where such Governmental Approval or determination is necessary for the commercial sale of such Product in such jurisdictions.

“Prior Letter of Intent” means that Letter of Intent entered into by the Company and KaloBios on December 1, 2015 and effective as of December 2, 2015.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Priority Review” means a priority review of, and action, upon a human drug application by the FDA not later than six (6) months after the filing of such application to the FDA, as defined in the FD&C Act.

“Product” means any pharmaceutical product that contains the Compound, either alone or in combination with other Active Ingredients

“Program” means the research and development program, including the Joint Development Program, to obtain Regulatory Approval for the Product in the United States for the treatment of Chagas disease.

“Receiving Party” has the meaning set forth in Section 11.1.

“Registrable Securities” means (i) the Warrant Shares and any shares of Common Stock issued in respect thereof as a result of any stock split, dividend or other distribution,  merger, consolidation, recapitalization or similar event and (ii) any Common Stock issued as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the Warrant Shares described in clause (i) of this definition; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and KaloBios shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) when (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as reasonably determined by KaloBios, upon the advice of counsel to KaloBios, or (d) such time as the SEC issues the No-Action Letter.

“Registration Statement” means any registration statement filed under the Securities Act for an offering to be made on a continuous basis pursuant to Rule 415 thereunder, including (in each case) all exhibits thereto, any amendments thereto (including pre- and post-effective amendments), the related prospectus and any prospectus supplement, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Regulatory Approval” means those approvals (e.g., drug approval, medical device approval, Pricing Approval and reimbursement approval) necessary for the Exploitation of a Compound or a Product in a given country or regulatory jurisdiction.

“Regulatory Authority” means in a particular country or jurisdiction, any applicable Governmental Authority or non-Governmental Authority involved in granting Regulatory Approval in such country or jurisdiction.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Regulatory Exclusivity” means, with respect to a Product in a particular country, any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to such Product in such country other than a Patent right (including Patent rights extended by the grant of a Regulatory Authority, such as patent term restoration in the United States under Section 156 of Title 35 of the U.S. Code, as amended from time to time).

“Regulatory Materials” means, with respect to any pharmaceutical product in any jurisdiction, any and all regulatory applications, submissions, notifications, communications, correspondence, registrations, Regulatory Approvals, and/or other filings made to, received from or otherwise conducted with, a Regulatory Authority in order to Exploit a Compound or Product in a particular country or jurisdiction, including, without limitation, all INDs, NDAs and MAAs.

“Royalties” has the meaning set forth in Section 7.8(a).

“Royalty Term” has the meaning set forth in Section 7.8(b).

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Sale Proceeds Voucher Payment” has the meaning set forth in Section 3.4(c).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” has the meaning set forth in Section 3.5.

“Selling Party” has the meaning set forth in the definition of Net Sales.

“[***]” means [***].

“Sublicensee” means, with respect to a particular Product, a Third Party to whom KaloBios has granted a sublicense under any Company Patents or Company Know-How, but excluding distributors.

“Tax” means all taxes, charges, fees, duties, levies or other assessments, including, income, gross receipts, net proceeds, turnover, real and personal property (tangible and intangible), sales, use, franchise, excise, value added, license, payroll, unemployment, escheat, environmental, customs duties, capital stock, disability, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational and interest equalization, windfall profits, severance and employees’ income withholding and social security or similar taxes imposed by the United States or by any state, municipality, subdivision or Governmental Authority or by any foreign country or by any other tax authority, whether disputed or not, in each case to the extent relevant in the given context, and such term includes any interest, penalties or additions to tax attributable to such taxes, and shall include any liability for such amount as a result either of being a member of a combined, consolidated, unitary or affiliated group, or of a continuing obligation to indemnify any Person or as a result of being a transferee or a successor of another Person.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Tax Returns” means all returns, declarations, reports, statements and other documents of, relating to, or required to be filed in respect of, any and all Taxes (including any schedule or attachment thereto, and including any amendment thereof).

“Term” has the meaning set forth in Section 13.1.

“Territory” means all countries of the world.

“Third Party” means any Person other than a Party or an Affiliate of a Party.

“Third Party License” means any license or other agreement between a Third Party and KaloBios or its Affiliate pursuant to which KaloBios or its Affiliate is granted a license or other rights to Patents, assets or Know-How owned or controlled by a Third Party, where such license or other rights are related to the Exploitation of the Compound or Products.

“Transaction Documents” means, collectively, this Agreement, the Bill of Sale, the Assignment and Assumption Agreement, the Security Agreement and the Warrant.

“United States” or “U.S.” means the United States of America including its territories and possessions.

“Voucher” means a priority review voucher issued by the FDA or otherwise under the authority of the United States Department of Health and Human Services to KaloBios or its Affiliate(s) as the sponsor of a rare pediatric disease or neglected tropical disease product application related to the Compound or the Product, that entitles the holder of such voucher to Priority Review of a single human drug application submitted under Section 505(b)(1) or 505(b)(2) of the FD&C Act or Section 351(a) of the United States Public Health Service Act, as further defined in the FD&C Act.

“Voucher Issuance Expiration Date” has the meaning set forth in Section 3.3(c).

“Voucher Payment” has the meaning set forth in Section 3.4(a).

“[***]” has the meaning set forth in Section [***].

“Voucher Sale” means the good faith sale, transfer or other direct or indirect disposition of a Voucher for value by KaloBios or its Affiliate that results, in a single transaction or a series of related transactions, in its ownership by, or the benefits of ownership flowing to, a Third Party.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Warrant” has the meaning set forth in Section 3.2.

“Warrant Shares” has the meaning set forth in Section 9.3(b).

ARTICLE 2
 PURCHASE AND SALE OF ASSETS

Section 2.1          Acquired Assets.  On the terms and subject to the conditions contained herein and in consideration for the payment of the Initial Payment, the Milestone Payments and the Voucher Payment (to the extent that such amounts become payable) and the issuance of the Warrant by KaloBios, the Company hereby  sells, transfers, conveys, assigns and delivers to KaloBios, at the Closing, free and clear of all Encumbrances, and KaloBios accepts, at the Closing, all of the Company’s  right, title and interest in and to the following assets (collectively, the “Acquired Assets”):

(a)          all Regulatory Materials in the Territory relating to the Compound or the Product, including the Regulatory Materials set forth on Schedule 2.1;

(b)          all contracts relating to the Compound or the Product, including the contracts set forth on Schedule 2.1 (the “Assumed Contracts”);

(c)          all Inventory, including the Inventory set forth on Schedule 2.1;

(d)          all Governmental Approvals and all pending applications therefor or renewals thereof, in each case to the extent relating to the Compound or the Product and transferable to KaloBios, including the Government Approvals, pending applications and renewals set forth on Schedule 2.1, and for the avoidance of doubt, the right to be the sponsor of, and to own all rights to, all applications or other submissions to FDA in the future relating to the Compound or the Product, including all INDs, NDAs and NDA supplements, orphan drug designations, drug master files, and requests for issuance of vouchers, including pursuant to the change of ownership regulations set forth in 21 C.F.R. § 314.72 and 21 C.F.R. § 316.27;

(e)          any and all material books, records, files, manuals, data and other documentation (including clinical study reports and data, investigator brochures and laboratory notebooks) that relate primarily to the Compound or the Product, including (i) all data in all databases for all clinical and pre-clinical studies, (ii) research and development reports, creative materials, studies, reports, correspondence and other similar documents and records, and (iii) all other material business information, whether tangible or intangible, including, in each case, the books and records set forth on Schedule 2.1 (the “Assigned Books and Records”) and contact information for all Third Parties in contact with the Company in connection with any of the Acquired Assets, or who may have access to assets necessary to support the Program;

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(f)          all claims, causes of action, judgments and demands of whatever kind or description (regardless of whether or not such claims and causes of action have been asserted by the Company) of the Company against Third Parties that arise out of or relate to the Acquired Assets, whether choate or inchoate, known or unknown, contingent or non-contingent, to the extent such claims, causes of action, judgments or demands are not Excluded Assets;

(g)          all rights of indemnification, warranty, contribution, credits, refunds, reimbursement and other rights of recovery (regardless of whether such rights are currently exercisable) against Third Parties (excluding insurance carriers) that arise out of or relate to any of the Acquired Assets to the extent such rights first arise after the Closing and are not Excluded Assets or do not relate to (or represent a counterclaim of the Company in connection with) any Excluded Liability;

(h)          all other claims, rights and causes of action relating to the items described in clauses (a) through (g) above or the Assumed Liabilities against Third Parties that arise after the Closing, whether liquidated or unliquidated; and

(i)          any and all intangibles and goodwill of the Company  arising from the items described in clauses (a) through (h) above.

Section 2.2          Excluded Assets.  All assets, properties, rights and interests of the Company and its Affiliates not expressly included in the Acquired Assets under Section 2.1, including the Excluded Assets, are expressly excluded from the transfer, conveyance, assignment and delivery contemplated hereby and as such are not included in the Acquired Assets and shall remain the assets, properties, rights and interests of the Company and its Affiliates.  Excluded Assets shall include all of the Company’s right, title and interest in and to the following assets (collectively, the “Excluded Assets”):

(a)          all Company IP;

(b)          all cash and cash equivalents, bank accounts and securities of the Company;

(c)          all contracts that are not Assumed Contracts;

(d)          the corporate seals, organizational documents, minute books, stock books, Tax Returns, books of account or other records having to do with the corporate organization of the Company, all employee-related or employee benefit-related files or records, other than personnel files of any employees transferred to KaloBios, and any other books and records which the Company is prohibited from disclosing or transferring to KaloBios under applicable Law and is required by applicable Law to retain;

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e)          all Company employee benefit plans and trusts or other assets attributable thereto;

(f)          all Tax assets (including duty and Tax refunds and prepayments) of the Company or any of its Affiliates;

(g)          all rights to any action, suit or claim of any nature available to pursue or being pursued by the Company, whether arising by way of counterclaim or otherwise;

(h)          any attorney work product, attorney-client communications and other items protected by attorney-client privilege generated in connection with the Transaction Documents or related to the Excluded Assets;

(i)          all other assets of the Company and its Affiliates other than the Acquired Assets;

(j)          all rights of indemnification, warranty, contribution, credits, refunds, reimbursement and other rights of recovery (regardless of whether such rights are currently exercisable) against Third Parties (excluding insurance carriers) that arise out of or relate to any of the Excluded Assets; and

(k)          all rights which accrue or will accrue to the Company under this Agreement and the Transaction Documents.

Section 2.3           Assumed Liabilities.  Upon the terms and subject to the conditions of this Agreement, at the Closing, KaloBios shall assume, and shall pay, perform, satisfy and discharge (or cause to be paid, performed, satisfied and discharged on behalf of KaloBios) when due, the following Liabilities of the Company related to the Acquired Assets (collectively, the “Assumed Liabilities”):

(a)          Liabilities for all Taxes relating to the Compound, the Product or the Acquired Assets for any taxable period (or portion thereof) beginning on or after the Closing Date, including those payable by KaloBios pursuant to Section 3.9; and

(b)          any Liability exclusively related to the Acquired Assets, to the extent arising after the Closing.

Section 2.4           Excluded Liabilities.  Notwithstanding anything to the contrary contained in this Agreement, the Assumed Liabilities will exclude any other Liabilities whatsoever not expressly assumed by KaloBios under Section 2.3, including the Excluded Liabilities.  For the avoidance of doubt, it is understood and agreed that KaloBios is not assuming any Liabilities or claims arising out of the use or operation of the Acquired Assets prior to the Closing.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 2.5          Closing.  The Closing (the “Closing”) will take place on the date of the Bankruptcy Exit; provided, that if all conditions to the Closing set forth in Section 2.6 have not been satisfied or waived on or prior to such date, the Closing shall take place on the first Business Day following the satisfaction or waiver (by the Party entitled to waive the condition) of all conditions to the Closing set forth in Section 2.6, or at such other time and place as the Parties to this Agreement may agree (the “Closing Date”).  Each Party shall deliver its closing deliverables pursuant to Section 2.8 to the other Party, and KaloBios shall deliver, or cause to be delivered, the funds payable pursuant to Section 3.1, to the Escrow Agent, and the Escrow Agent shall release such funds in accordance with the Escrow Agreement in substantially the form attached hereto as Exhibit H.  The Closing will be deemed effective for tax, accounting and other computational purposes as of 11:59 p.m. Eastern time on the Closing Date.

Section 2.6          Delivery of Acquired Assets; Assigned Books and Records.

(a)          The Company shall use commercially reasonable efforts to deliver all Acquired Assets in the Company’s possession necessary to support the Program promptly after the Closing Date (and in any case within thirty (30) days after the Closing Date) to KaloBios at its principal place of business or at such other location mutually agreed by the Parties, at the [***] cost and expense of [***].  To the extent any Acquired Assets are not in the Company’s possession or have not been delivered by the Company to KaloBios within thirty (30) days after the Closing Date, the Company shall, within ninety (90) days after the Effective Date, obtain possession and control of and deliver to KaloBios such remaining Acquired Assets, including those Acquired Assets set forth in Schedule 2.6(a).  For the avoidance of doubt, [***] shall be [***] responsible for such delivery and any reasonable costs and expenses incurred by the Company in the delivery of the Acquired Assets, and KaloBios shall be [***] responsible for any damages that may occur to the Acquired Assets once delivered.

(b)          The Company may retain copies of any Assigned Books and Records (i) to the extent necessary for tax, accounting, regulatory, compliance or litigation purposes, (ii) in order to perform and discharge the Excluded Liabilities and the Company’s obligations under the Transaction Documents, or (iii) to the extent that such Assigned Books and Records contain information with respect to any Excluded Asset or Excluded Liability. For the avoidance of doubt, such retained Assigned Books and Records shall be treated as Confidential Information of KaloBios pursuant to Article 11.

Section 2.7          Conditions to Closing.

(a)          Conditions to Obligations of Each Party.  The obligations of the Company and KaloBios to consummate the Closing are subject to the satisfaction (or the waiver by each of the Company and KaloBios in their respective sole and absolute discretion) of the following condition: there shall not be in effect a final, non-appealable order or decree entered by a Governmental Authority that permanently enjoins, restrains or otherwise prohibits the consummation of the Contemplated Transactions.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)          Conditions to Obligations of KaloBios.  The obligation of KaloBios to consummate the Closing is subject to the satisfaction (or the waiver by KaloBios in its sole and absolute discretion) of the following further conditions:

(i)          The Company shall have performed in all material respects all of its covenants and obligations under this Agreement that are required to be performed by it at or prior to the Closing;

(ii)          The representations and warranties of the Company set forth in Article 8 that are qualified by materiality or Material Adverse Effect shall be true and correct and so qualified in all respects as of the Effective Date and as of the Closing Date, except to the extent expressly made as of a specified date, in which case such representations and warranties shall be true and correct as of such date, and the representations and warranties of the Company set forth in Article 8 that are not qualified by materiality or Material Adverse Effect shall be true and correct in all material respects as of the Effective Date and as of the Closing Date, except to the extent expressly made as of a specified date, in which case such representations and warranties shall be true and correct as of such date;

(iii)          KaloBios shall have received the documents listed in Section 2.8(a) to be delivered at Closing.

(c)          Conditions to Obligations of the Company.  The obligation of the Company to consummate the Closing is subject to the satisfaction (or the waiver by the Company in its sole and absolute discretion) of the following further conditions:

(i)          KaloBios shall have performed in all material respects all of its covenants and obligations under this Agreement that are required to be performed by it at or prior to the Closing;

(ii)           the representations and warranties of KaloBios set forth in Article 9 that are qualified by materiality shall be true and correct and so qualified in all respects as of the Effective Date and as of the Closing Date, except the extent expressly made as of a specified date, in which case such representations and warranties shall be true and correct as of such date, and the representations and warranties of KaloBios set forth in Article 9 that are not qualified by materiality or Material Adverse Effect shall be true and correct in all material respects as of the Effective Date and as of the Closing Date, except to the extent expressly made as of a specified date, in which case such representations and warranties shall be true and correct as of such date;

(iii)          as of the Closing Date, KaloBios shall have a minimum balance of Ten Million Dollars ($10,000,000) in cash, inclusive of the Initial Payment, which shall not be subject to any Encumbrance or Permitted Encumbrance;

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iv)          a court of competent jurisdiction shall have issued a judicial order approving the Contemplated Transactions, and the effective date of KaloBios’ plan of reorganization (the “Bankruptcy Exit”) shall have occurred or shall occur contemporaneously with the Closing of the Contemplated Transactions;

(v)          the Company shall have received the documents listed in Section 2.8(b); and

(vi)          the Company shall have received an opinion from special counsel to KaloBios, in the form attached as Exhibit E concerning the validity and enforceability of the Transaction Documents and the Contemplated Transactions.

Section 2.8          Deliveries at Closing.   Upon the terms and subject to the conditions set forth in this Agreement, the Parties agree that at the Closing, among other things:

(a)          the Company shall deliver the following items, duly executed by the Company, all of which shall be in a form and substance reasonably acceptable to KaloBios and KaloBios’ counsel:

(i)	the Transaction Documents that are required to be executed by the Company;

(ii)
a certificate executed by the Managing Member of the Company certifying that the conditions to KaloBios’ obligations hereunder set forth in Section 2.7(b)(i) and Section 2.7(b)(ii) have been fulfilled;

(iii)
a certificate in the form prescribed by Treasury Regulation Section 1.4445-2, certifying either that the Company is not a foreign person for purposes of Section 1445 of the Code or that the Acquired Assets do not constitute a “United States Real Property Interest” within the meaning of Section 897 of the Code; and

(iv)
such other certificates, instruments or documents required pursuant to the provisions of this Agreement or otherwise necessary or appropriate in accordance with the terms hereof and consummate the Contemplated Transactions.

(b)          KaloBios shall deliver, or cause to be delivered, the following items, duly executed by the KaloBios, all of which shall be in a form and substance reasonably acceptable to the Company and the Company’s counsel:

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i)	the Transaction Documents that are required to be executed by KaloBios;

(ii)	a certificate signed by the Chief Executive Officer of KaloBios certifying that the conditions to the Company’s obligations hereunder set forth in Section 2.7(c)(i), and Section 2.7(c)(ii), Section 2.7(c)(iii) and Section 2.7(c)(iv) have been fulfilled;

(iii)	a certificate signed by the President of KaloBios certifying that (A) a judicial order of a court of competent jurisdiction approving the Contemplated Transactions has been issued, and (B) the effective date of the Bankruptcy Exit shall have occurred or shall occur contemporaneously with the Closing of the Contemplated Transactions; and

(iv)	such other certificates, instruments or documents required pursuant to the provisions of this Agreement or otherwise necessary or appropriate in accordance with the terms hereof to consummate the Contemplated Transactions.

ARTICLE 3
 CONSIDERATION

Section 3.1          Initial Payment.  As partial consideration for the sale, transfer, conveyance, assignment and delivery of the Acquired Assets to, and assumption of the Assumed Liabilities by, KaloBios, at the Closing, KaloBios shall pay to the Company Three Million Dollars ($3,000,000) less the amount of the Deposit (the “Initial Payment”).  In addition, concurrently with the payment of the Initial Payment, KaloBios shall, pursuant to  Section 4.3(b), pay the first [***] payment and shall pay to the Company up to One Hundred Thousand Dollars ($100,000) in reimbursement of its documented legal and other expenses resulting from KaloBios’ bankruptcy proceedings and incurred by the Company between December 17, 2015, and the date of KaloBios’ exit from bankruptcy, subject to reasonable documentation of such expenses having been provided to KaloBios no less than three (3) Business Days prior to the Closing Date.

Section 3.2          Warrant.  As partial consideration for the sale, transfer, conveyance, assignment and delivery of the Acquired Assets to, and assumption of the Assumed Liabilities by, KaloBios, at the Closing, KaloBios shall issue to the Company a warrant to purchase two hundred thousand (200,000) shares of the Common Stock, as may be adjusted from time to time as set forth therein for reclassifications, stock-splits or otherwise, in substantially the form attached hereto as Exhibit F (the “Warrant”).  The Parties hereby agree that the face value of the Warrant is One Hundred Dollars ($100).

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 3.3          Milestones.

(a)          As partial consideration for the sale, transfer, conveyance, assignment and delivery of the Acquired Assets to, and assumption of the Assumed Liabilities by, KaloBios, KaloBios shall pay to the Company each of the following one-time milestone payments (the “Milestone Payments”) promptly, but in no event later than [***] after the first achievement of the corresponding milestone event, if such milestone is achieved:

Milestone Event	Milestone Payment
1. [***]	$[***]
2. [***]	$[***]
3. [***]	$[***]
4. [***]	$[***]
5. [***]	$[***]
6. [***]	$[***]

(b)          Each Milestone Payment shall be payable only once no matter how many times each corresponding milestone event is achieved and the aggregate amount of Milestone Payments paid by KaloBios under this Section 3.3 shall not exceed Twenty-One Million Dollars ($21,000,000).  Notwithstanding the foregoing, if a Change of Control of KaloBios occurs, KaloBios shall pay to the Company [***] of all unpaid Milestone Payments, if any, concurrently with such Change of Control, irrespective of whether the corresponding milestone events have been achieved, and any remaining unpaid Milestone Payments shall be reduced by [***].

(c)          Notwithstanding anything to the contrary or limiting any other rights of the Company under this Section 3.3, if, and only if, the FDA grants Regulatory Approval for the Product in the United States but does not issue a Voucher to KaloBios contemporaneously with such Regulatory Approval (a “Non-Voucher Accompanying Approval”, and the date such Regulatory Approval is granted, the “Voucher Issuance Expiration Date”), then:

(i)          KaloBios shall have the option, exercisable at any time upon delivery of written notice to the Company within ten (10) days following the Voucher Issuance Expiration Date, to [***].  Notwithstanding the foregoing if, due to changes in applicable Law with respect to the timing of the issuance of a Voucher, the issuance of the Voucher to KaloBios does not occur contemporaneously with the receipt of Regulatory Approval by the FDA for the Product in the United States, then the foregoing 10-day option period shall instead run from the date of such Regulatory Approval until ten (10) days after determination by FDA that a Voucher shall not be issued in connection with the Regulatory Approval and notice to KaloBios thereof.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)          If KaloBios timely [***] pursuant to Section 3.3(c)(i), the Company shall have the option, exercisable at any time upon delivery of written notice to KaloBios within ten (10) days following [***].

(d)          If KaloBios [***]and the Company does not [***], then [***]; provided, however, that nothing in this Section 3.3(c) shall be construed to relieve KaloBios of any other obligations to pay any other Milestone Payments pursuant to this Section 3.3 or other royalty payments pursuant to Section 7.8, in each case as they become due, or to otherwise relieve KaloBios of any other obligations under Article 5 (other than Section 5.3).

Section 3.4          Voucher Payment.

(a)          Voucher.  Following the Closing, KaloBios shall, and it shall cause its Affiliates to, use Diligent Efforts to satisfy all preconditions and requirements for the issuance of a Voucher [***] from the FDA with respect to the Product.  As partial consideration for the sale, transfer, conveyance, assignment and delivery of the Acquired Assets to, and assumption of the Assumed Liabilities by, KaloBios, after the receipt by KaloBios or its Affiliate of a Voucher as provided below, KaloBios shall pay to the Company (or cause to paid to the Company) [***] with respect to such Voucher (the “Voucher Payment”), subject to the terms and conditions set forth in this Section 3.4.

(b)          Voucher Sale Process.  [***]

(c)          Voucher Sale.  Subject to Section 3.4(d) below, if KaloBios or any of its Affiliates consummates a Voucher Sale at any time (other than a Voucher Sale to the Company pursuant to Section 3.4(b) above), then the Voucher Payment in connection with such Voucher Sale shall be an amount in the form of cash equal to the product obtained by multiplying (i) the Net Voucher Proceeds by (ii) [***] (the “Sale Proceeds Voucher Payment”).  The Voucher Payment shall be made in the form of cash to the extent that the Net Voucher Proceeds are in the form of cash, and to the extent non-cash, shall be paid over in such non-cash consideration.

(d)          Retained Voucher.  If KaloBios has not consummated a process with respect to a Voucher Sale within [***] after a Voucher is issued to KaloBios or its Affiliate, or KaloBios notifies the Company in writing that it has determined not to engage in a Voucher Sale and to instead retain such Voucher for its or its Affiliates’ own use, then the Voucher Payment shall be calculated based on [***] equal to [***] as determined using generally accepted methods by an independent Third Party valuator having significant experience in valuing Vouchers or similar assets.  The Third Party valuator shall be selected by [***] and reasonably acceptable to [***], and [***] shall be responsible for paying the fees of any such Third Party valuator.  The determination of such Third Party valuator shall be binding on both KaloBios and the Company absent fraud.  The Voucher Payment shall be due within [***] days after the determination of the value of the Net Voucher Proceeds by the Third Party valuator.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e)          Payment.  The Voucher Payments shall be paid to the Company as follows:  with respect to a Sale Proceeds Voucher Payment, upon the closing of the Voucher Sale unless there is a disagreement over the value of any non-cash consideration, in which case it shall be made within [***] after the determination of such amounts by the Third Party valuator pursuant to Section 3.4(c) above (provided that the Company’s share of any deferred consideration payable to KaloBios as Net Voucher Proceeds following such closing shall be paid to the Company promptly, and within [***] following payment thereof to KaloBios.)  KaloBios shall pay, or cause any of its Affiliates to which it had transferred the Voucher to pay, such amounts to the Company within [***] after such determination.

Section 3.5          Security Agreement.  To secure the performance of KaloBios’ payment obligations under this Agreement, the Company and KaloBios shall enter into a security agreement in substantially the form attached hereto as Exhibit G (the “Security Agreement”).

Section 3.6          Purchase Price Allocation.  Within [***] after Closing the Parties will agree in good faith on a schedule setting forth the allocation of the Initial Payment to the Acquired Assets (the “Allocation Schedule”), to be attached hereto as Schedule 3.6.  The Company and KaloBios will sign and submit all necessary forms to report this transaction for U.S. federal, state and local income Tax purposes in accordance with the Allocation Schedule and will not take a position for such Tax purposes inconsistent therewith.  The Parties will treat the Contemplated Transactions in all filings with Governmental Authorities for all Tax purposes consistently with the Allocation Schedule and this Section 3.6.  Following the Closing, the Parties shall cooperate in good faith to amend the Allocation Schedule in order to take into account KaloBios’ payment to the Company of additional consideration for the Acquired Assets in the form of any Contingent Payments actually received by the Company, and the Parties shall amend or file all necessary forms as may be required to report the amended Allocation Schedule.

Section 3.7          Payments.  Except as otherwise specified herein, all payments to be made by KaloBios or its Affiliates to the Company under this Agreement shall be made in Dollars by bank wire transfer in immediately available funds to a bank account designated in writing by the Company.  Interest will accrue on all late payments under this Agreement at an annual rate equal to the lesser of (i) [***] or (ii) the maximum rate permitted under applicable Law.  For the avoidance of doubt, all payments to be made by KaloBios under this Agreement shall constitute Secured Obligations (as such term is defined in the Security Agreement).

Section 3.8          Audits.

(a)          KaloBios shall maintain for three (3) years complete and accurate records in sufficient detail to permit the Company to confirm the accuracy of (i) the calculation of the Voucher Payment hereunder, and (ii) the Royalties paid under Section 7.8 hereunder.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)          The Company shall, and shall ensure that its Affiliates and Third Party subcontractors shall, maintain complete and accurate records in sufficient detail to permit KaloBios to confirm the Joint Development Program Costs invoiced by the Company to KaloBios in accordance with Section 4.3(b).

(c)          Each Party shall have the right to have an independent and nationally recognized certified public accounting firm in the United States, reasonably acceptable to the other Party, have access during normal business hours, and upon reasonable prior written notice, to examine only those records of the other Party (and its Affiliates and Sublicensees) as may be reasonably necessary to determine, with respect to any calendar year ending not more than three (3) years prior to such request, the correctness or completeness of any report or payment made under Article 3, Article 4 or Section 7.8; provided, that upon request of the audited Party, such accounting firm shall enter into a confidentiality agreement in a form reasonably acceptable to the audited Party. The foregoing right of review may be exercised only (i) [***] by the Company with respect to the records described in Section 3.8(a)(i); (ii) [***] per [***] by the Company with respect to the records described in Section 3.8(a)(ii); provided, however, that the Company shall not be entitled to audit the same period of time more than [***]; and (iii) [***] per [***] by KaloBios with respect to the records described in Section 3.8(b); provided, however, that KaloBios shall not be entitled to audit the same period of time more than [***].  Upon completion of the audit, the accounting firm shall disclose to both Parties, as applicable, (a) whether payments made under Section 3.4 or Section 7.8, as the case may be, are correct or incorrect, and if it believes in good faith that KaloBios is in breach of any of its payment obligations under the applicable section, and (b) whether it believes in good faith that any amounts invoiced by the Company were inaccurate or without a valid basis and the amount of such funds at issue.  Upon request, the accounting firm shall provide to both Parties its full, unredacted audit report. If the audit report concludes that additional amounts were owed but unpaid, such Party shall pay the additional amounts within [***] after the date on which such audit report is delivered to both Parties, together with interest thereon at an annual rate equal to the lesser of (i) [***] or (ii) [***].  [***] shall bear [***] cost of the performance of any such audit, unless such audit discloses a variance of more than [***] of the amount actually owed for the period audited, in which case [***] shall bear [***] cost of the performance of such audit.  The results of such audit shall be final, absent manifest error or fraud. Each Party shall hold all information disclosed to it under this Section 3.8 as Confidential Information of the other Party.

Section 3.9          Taxes.

(a)          Taxes on Income.  Each Party shall be solely responsible for the payment of all Taxes imposed on its share of income arising directly or indirectly from the activities of, or the receipt of any payment by, the Parties under this Agreement.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)          Proration.  Liability for all personal property (tangible or intangible) Taxes (or other similar Taxes), if any, attributable to the Compound, the Product or the Acquired Assets, will be prorated between the Parties as of the Closing Date, with the Company liable to the extent such items relate to any taxable period (or portion thereof) ending on or before the Closing Date, and KaloBios liable to the extent such items relate to a period (or portion thereof) beginning after the Closing Date.  The Company will prepare a proration of such items, which it will present to KaloBios prior to the Closing Date, and the Parties will reasonably agree on such proration.  The Company will furnish KaloBios with such documents and other records as KaloBios reasonably requests in order to confirm the Company’s proration calculations.  The Company will prepare and timely file all Tax Returns and pay all Taxes for all personal property (tangible or intangible) Taxes (or other similar Taxes), if any, attributable to the Compound, the Product or the Acquired Assets for all Tax periods ending on or prior to the Closing Date.  KaloBios will prepare and timely file all other such Tax Returns that are required to be filed in respect of the Product or the Acquired Assets and KaloBios will be responsible for paying all Taxes with respect to periods beginning after the Closing Date.  With respect to Taxes apportioned pursuant to this Section 3.9, the Company will pay such apportioned Taxes that are due and payable on or prior to the Closing Date, and bill KaloBios for any part of that amount apportioned to KaloBios.  KaloBios will pay such apportioned Taxes that are due and payable after the Closing Date and bill the Company for any part of that amount apportioned to the Company.

(c)          Taxes Resulting from Sale of Assets.  The Company shall pay in a timely manner all Taxes resulting from or payable in connection with the sale of the Acquired Assets pursuant to this Agreement, regardless of the Person on whom such Taxes are imposed by Laws, and shall file, or cause to be filed, all Tax Returns required to be filed in connection therewith.  The Parties shall cooperate with each other and use their reasonable efforts to reduce the Taxes attributable to the transfer of the Acquired Assets and shall use reasonable efforts to obtain any exemption or other similar certificate from any Governmental Authority as may be necessary to mitigate such Taxes.

(d)          Tax Withholding.  KaloBios shall be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as may be required to be deducted or withheld therefrom under any provision of federal, state, local or foreign Tax law or under any applicable Law. To the extent such amounts are so deducted and withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Company.

(e)          Tax Cooperation.  The Parties agree to cooperate with one another and use reasonable efforts to avoid or reduce Tax withholding or similar obligations in respect of payments made by KaloBios to the Company under this Agreement.  The Company shall provide KaloBios any Tax forms and other documents that may be reasonably necessary in order for KaloBios to not withhold Tax or to withhold Tax at a reduced rate under an applicable bilateral income Tax treaty with respect to any payments made by KaloBios to the Company under this Agreement.  KaloBios shall be entitled to withhold the full amount of Tax applicable to any amount payable to the Company if the Company does not provide the applicable Tax forms and other necessary documents (establishing a Tax exemption or reduction) at least five (5) Business Days prior to the date the relevant payment is due.  Each Party shall provide the other Party with reasonable assistance to enable the recovery, as permitted by Law, of withholding Taxes or similar obligations resulting from payments made under this Agreement.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 4
DEVELOPMENT PROGRAM

Section 4.1          Overview; Joint Development Program Term.  The purpose of the Program is to conduct research and development activities, including regulatory activities and the Joint Development Program, with respect to the Compound and the Product with the aim of obtaining MAAs resulting in payments of all Milestone Payments.  The term of the Joint Development Program shall commence on the Closing Date and, unless terminated earlier pursuant to Section 13.5 or otherwise terminated earlier under Article 13, shall expire upon the FDA approval of the IND for the Product in the United States (the “Joint Development Program Term”).  The Company agrees that during the Joint Development Program Term it shall not engage in any research or development activities with respect to the Compound or Product in the Licensed Field other than pursuant to the Joint Development Program.

Section 4.2          Joint Development Plan.

(a)            Initial Joint Development Plan.  The Parties have prepared and agreed to the terms of the development plan attached hereto as Exhibit I that sets forth in detail the activities to be conducted by or on behalf of each Party under the Joint Development Program and a budget for that work (as such plan may be updated or amended hereunder from time to time, the “Joint Development Plan”).

(b)          Joint Development Plan Updates and Amendments.  At any time during the Joint Development Program Term, either Party may submit amendments to the Joint Development Plan to the JDC, which amendments may include new or additional development activities for the Compound or the Product.  The JDC shall determine whether or not to approve such proposed amendments, including whether or not any new or additional development activities shall be included in the Joint Development Plan, and if so, which Party should undertake such development activities based upon each Party’s expertise, capabilities, infrastructure and the overall budget for the Joint Development Program.  The JDC shall submit each approved amendment to the Joint Development Plan to the JSC for review and approval in accordance with Section 6.1(e).  At least thirty (30) days prior to each anniversary of the Effective Date, the JDC shall prepare an updated version of the Joint Development Plan and submit such updated Joint Development Plan to the JSC for review and approval in accordance with Section 6.1(e).  Notwithstanding anything to the contrary set forth herein or in Article 6, the financial or other obligations of KaloBios under the Joint Development Plan may not be updated or amended to impose additional financial or other obligations upon KaloBios without KaloBios’ prior written consent.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 4.3          Joint Development Program Costs.

(a)          KaloBios Responsibility.  KaloBios shall be responsible for funding the cost of the activities to be conducted by the Parties under the Program, including those costs of the Joint Development Program as set forth in the budget included within the Joint Development Plan (the “Joint Development Program Costs”).  The Joint Development Program Costs shall include the cost of (i) FTEs at the FTE Rate, and (ii) any services or materials provided by Third Parties, in each case as set forth in the Joint Development Plan and calculated in accordance with GAAP.  For the avoidance of doubt, KaloBios shall have no responsibility to make any payment or reimbursement to the Company for costs or expenses that are not specified in, or exceed the amounts set forth in, the budget included within the Joint Development Plan unless such Joint Development Plan is duly amended.  Upon the expiration or termination of the Joint Development Program Term, KaloBios’ obligation to pay the Joint Development Program Costs or make any payments or reimbursements to the Company under this Section 4.3 shall terminate, and the Company will use good faith efforts to [***].

(b)          [***] Payments.  No later than [***] during the Joint Development Program Term, KaloBios shall pay to the Company the Joint Development Program Costs corresponding to the budget included within the Joint Development Plan with respect to the activities to be performed by the Company thereunder for the [***] to the maximum extent known.  No later than [***] after the last day of each [***] during the Joint Development Program Term, the Company shall deliver to KaloBios an invoice setting forth the Joint Development Program Costs incurred by the Company during that [***] and other related documentation including timesheets reflecting the activities conducted by the Company’s employees, agents and contractors under the Joint Development Plan.  In the event such invoice reflects that Joint Development Program Costs incurred by the Company in the applicable [***] lower than those set forth in the budget included within the Joint Development Plan for such [***], the subsequent payment to the Company will reflect a reduction in the amount payable by KaloBios equal to the amount by which such budget exceeded the actual Joint Development Program Costs incurred by the Company during such [***].  For the avoidance of doubt, KaloBios will not be liable for amounts in excess of the budget included within the Joint Development Plan for any given [***].

(c)          Tax Withholding.  KaloBios shall be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as may be required to be deducted or withheld therefrom under any provision of federal, state, local or foreign tax law or under any applicable Law; provided, however, that such amounts are timely paid to the applicable taxing authority. To the extent such amounts are so deducted and withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Company.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 4.4          Diligent Efforts.  During the Joint Development Program Term, each Party shall use Diligent Efforts to, either by itself or in collaboration with its Affiliates and Third Parties, conduct the activities assigned to it under the Joint Development Plan.

Section 4.5          Subcontracting.  Subject to the terms of this Agreement, each Party shall have the right to engage Affiliates or Third Party subcontractors to perform certain of its obligations under the Joint Development Program; provided, that (a) the subcontracting Party shall ensure that each of its subcontractors accepts and complies with all applicable terms and conditions of this Agreement, such Party shall use commercially reasonable efforts to enforce any such subcontract, and such Party shall remain responsible for the performance of its subcontractors hereunder, (b) any such subcontract shall (i) be subject and subordinate to the terms and conditions of this Agreement, (ii) contain terms and conditions which are consistent with the terms and conditions of this Agreement, (iii) not in any way diminish, reduce or eliminate any of the subcontracting Party’s obligations under this Agreement, and (iv) impose on the subcontractor all applicable obligations under the terms of this Agreement, including the reporting, audit, inspection and confidentiality provisions hereunder, and (c) the subcontracting Party shall provide to the other Party reasonably prompt notice of each subcontract, including the identity of the subcontractor and a description of the activities to be subcontracted.

Section 4.6          Compliance with Laws.

(a)          Applicable Laws.  The Parties shall conduct all of their respective activities under the Joint Development Plan in a good scientific manner and in compliance in all material respects with applicable Laws, and to the extent applicable, GLP, GCP and cGMP.

(b)          Debarment. Neither Party shall knowingly employ (or use any Third Party subcontractor or agent that employs) any individual or entity debarred by the FDA (or subject to a similar sanction of the EMA), or any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA), in the conduct of its activities under the Joint Development Plan.

Section 4.7          Regulatory Filings.

(a)          General.  [***] shall have the sole right and responsibility, and shall use Diligent Efforts, at [***] cost and expense, to prepare, file, own and maintain all Regulatory Materials filed with or submitted to Regulatory Authorities in the Territory in connection with the Compound and the Product, in accordance with any direction of the JDC and the JSC. [***] shall use Diligent Efforts in assisting [***] in complying with regulatory obligations relating to the Compound and the Product, including with respect to the transfer of ownership rules under 21 C.F.R. § 314.72 and 21 C.F.R. § 316.27, and the preparation and maintenance of Regulatory Materials, in each case at [***] cost and expense. Such assistance shall include providing to [***] information and documentation that is in [***] possession that may be reasonably necessary for [***] to prepare any filing with a Regulatory Authority or a response to an inquiry from a Regulatory Authority with respect to the Compound of the Product. [***] shall keep [***] informed, through the JDC, of any and all significant issues arising therefrom. At [***] option, [***] shall be given prompt and advance notice of and have observer rights at all FDA meetings (in person, via teleconference or otherwise).

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)          Filings. [***] shall also be solely responsible for filing drug approval applications for the Product in seeking Regulatory Approval in those countries of the Territory for the Product in accordance with this Agreement and as [***] otherwise reasonably determines, following consultation with the JDC. At a minimum, [***] shall use Diligent Efforts in filing and seeking Regulatory Approval of the Product in the United States. Such regulatory documents for each filing shall be centralized and held at the offices of [***]. [***] shall provide such reasonable assistance as may be required by [***], at [***] cost and expense, where liaison between the Parties is, or may be, necessary to enable [***] to fulfill its responsibilities hereunder. [***] shall be responsible for maintaining the approvals obtained under this Section 4.7(b) and shall [***] own all such approvals in the Territory.  [***] shall be fully responsible for bearing [***] costs and expenses associated with undertaking and completing said registration activities in the Territory, including but not limited to, the costs of preparing and prosecuting applications for such approvals and fees payable to regulatory agencies in obtaining and maintaining same.

(c)          Company Right of Reference.  KaloBios shall provide to the Company a right of reference to any Regulatory Materials for, or other information or data relating to, the Compound or the Product owned or controlled by KaloBios in order for the Company to (i) perform its obligations under the Joint Development Plan, and (ii) Exploit the Compound and the Product in the Territory in the Company Field. Notwithstanding anything to contrary set forth in this Agreement, the Company’s right under this Section 4.7(c) shall be perpetual and shall survive any termination of this Agreement.

Section 4.8 Compensation for Development Delays.  Notwithstanding anything herein to the contrary, if, due to the insufficiency or inadequacy of the Acquired Assets delivered to KaloBios, (a) the acceptance of the NDA for the Product is delayed beyond [***] from the target date set forth in the Joint Development Plan, (b) the preparation and filing of such NDA would result in costs and expenses that exceed by more than [***] in combined internal and external costs the Joint Development Program Costs set forth in the Joint Development Plan as of the Closing Date, and/or (c) the FDA determines that the Product is not eligible for submission of an NDA under Section 505(b)(2) of the FD&C Act, then the Company shall either (with such election between (i) and (ii) made in its sole discretion except as provided below), compensate KaloBios, as KaloBios’ sole and exclusive monetary remedy for any and all liability arising out of, under or in connection with this Section 4.8, by either (i) allowing KaloBios to credit the payment of any such costs and expenses above [***] incurred by KaloBios as a result of such insufficiency, inadequacy and/or delay against any future payments to be made by KaloBios to the Company under this Agreement on a [***] basis, provided that such credit shall not cause the payment of any Milestone Payments to be reduced to less than [***] of the total amount of all potential Milestone Payments, or (ii) pay KaloBios in cash any such costs and expenses above [***] incurred by KaloBios as a result of such insufficiency, inadequacy and/or delay within [***] after receipt by the Company of an invoice and reasonable supporting detail for such costs and expenses (with the failure to make such payment within [***] being deemed as an election by the Company to allow the credit described in subsection (i) above, and provided, however, that if no Milestone Payment comes due and payable within the calendar year in which such invoice is delivered that is sufficient to credit in full the amount of such invoice after giving effect to the [***] aggregate limitation described above, the Company shall pay the remainder of such invoice in full in cash within [***] after the end of such calendar year.) Notwithstanding anything to the contrary set forth in this Agreement including, without limitation, Section 12.1, this Section 4.8 sets forth the sole and exclusive remedy of KaloBios and liability of the Company to KaloBios for any and all Losses suffered by KaloBios with respect to the matters set forth in clauses (a) through (c) above, and all such Losses shall be deemed excluded from any Claim under Article 12.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 4.9          Monthly Activity Log.  During the Joint Development Program Term, the Company shall provide to KaloBios, within fifteen (15) days after the end of each calendar month, an activity log summarizing the activities performed by or on behalf of the Company under the Joint Development Plan during the prior calendar month.  Additionally, the Company shall promptly answer any questions or other inquiries from KaloBios relating to such activity log and the activities summarized thereunder.

ARTICLE 5
 COMMERCIALIZATION

Section 5.1          Overview.  KaloBios, either by itself or by or through its Affiliates and Third Parties, shall be solely responsible at its cost and expense for all commercial manufacturing, marketing, advertising, promotional, launch and sales activities in connection with the Compound and the Product in the Territory (the “Commercialization Program”).

Section 5.2          Commercialization Plan.

(a)          Initial Commercialization Plan.  Reasonably in advance of the expiration of the Joint Development Program Term, but in no event later than eighteen (18) months prior to the expected availability of the Product for first sale of the Product in the Territory, KaloBios shall submit to the JSC a commercialization plan summarizing at a high level the activities to be conducted by KaloBios under the Commercialization Program (as such plan may be updated or amended hereunder from time to time, the “Commercialization Plan”).  The initial Commercialization Plan shall be subject to the review and approval of the JSC.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)          Commercialization Plan Updates and Amendments.  At any time during the Term, KaloBios may submit amendments to the Commercialization Plan to the JSC.  The JSC shall determine whether or not to approve such proposed amendments in accordance with Section 6.1(e).  At least thirty (30) days prior to each anniversary of the expiration of the Joint Development Program Term, KaloBios shall prepare an updated version of the Commercialization Plan and submit such updated Commercialization Plan to the JSC.  The JSC shall determine whether or not to modify and approve such updated Commercialization Plan in accordance with Section 6.1(e).  Notwithstanding anything to the contrary set forth herein, the financial or other obligations of KaloBios under the Commercialization Plan may not be updated or amended, and additional financial or other obligations may not be imposed upon KaloBios under the Commercialization Plan, without KaloBios’ prior written consent.

Section 5.3          Diligent Efforts.  KaloBios shall use Diligent Efforts to, either by itself or by or through its Affiliates and Third Parties, (i) conduct the activities set forth in the Commercialization Plan, and (ii) support the launch of the Product in the United States as soon as reasonably practicable.

Section 5.4          Development, Commercialization outside the United States.  As soon as reasonably practicable but in any event within [***] of the date of submission of an NDA for the Product to the FDA, KaloBios shall conduct and complete, and deliver a complete copy of, a feasibility analysis of conducting development and commercialization of the Product in countries currently in the European Union and in Japan.  If KaloBios reasonably determines that the development and commercialization of the Product in the European Union or Japan by KaloBios directly is not commercially reasonable and does not intend to sublicense any of the rights granted to it by the Company, then the Company shall have the right, but not the obligation, to obtain a license from KaloBios to all rights under the Intellectual Property owned or Controlled by KaloBios and any other assets owned by KaloBios that are necessary to develop and commercialize the Product in the European Union and Japan, each as applicable.  Such license shall be subject to customary diligence obligations and the payment of Royalties by the Company to KaloBios on the same terms and conditions set forth in Section 7.8.  If the Company obtains such a license, no milestone payments will be due to KaloBios thereunder – only Royalties will be payable (and no Milestone Payments will be due under Milestone Events 5 and 6 hereunder).

Section 5.5          Reporting Requirements.  KaloBios shall report to the JSC on an annual basis, which report may be made orally during any meeting of the JSC, the progress and results of the activities undertaken by KaloBios during the prior year as part of the Commercialization Program.

Section 5.6          Drug Pricing Matters.  KaloBios shall use commercially reasonable efforts to maintain industry standard access programs (e.g., a patient assistance program) providing access to the Product to patients with an inability to pay for the Product.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 6
 GOVERNANCE

Section 6.1          Joint Steering Committee.  The Parties have established a committee (the “Joint Steering Committee” or “JSC”) as more fully described in this Section 6.1.  During the Term, the JSC shall have review and oversight responsibilities for all activities to be performed under the Joint Development Program and the Commercialization Program.

(a)          Responsibilities.  The JSC shall perform the following functions, some or all of which may be addressed directly at each meeting of the JSC:

(i)          monitor progress of activities under the Joint Development Program in coordination with the JDC and the Commercialization Program;

(ii)          review and approve amendments and updates to the Joint Development Plan and the Commercialization Plan;

(iii)          serve as an information transfer vehicle to facilitate collaboration and the discussion of activities under the Joint Development Plan and the Commercialization Plan;

(iv)          resolve disputes escalated to it by the JDC or any other subcommittee; and

(v)          such other responsibilities as may be assigned to the JSC pursuant to this Agreement or as may be mutually agreed by the Parties from time to time.

(b)          Membership.  The JSC shall be comprised of [***] representatives (or such other equal number of representatives from each Party as the Parties may agree) from each of KaloBios and the Company.  As of the Effective Date, (a) the representatives of KaloBios appointed to the JSC are [***], and (b) the representatives of the Company appointed to the JSC are [***].  Each Party may replace any or all of its representatives on the JSC at any time upon written notice to the other Party.  Any member of the JSC may designate a substitute to attend and perform the functions of that member at any meeting of the JSC.  Each representative of each Party shall have expertise (either individually or collectively) in pharmaceutical drug discovery and development.  Each Party may, in its reasonable discretion, invite non-member representatives of such Party to attend meetings of the JSC as a non-voting participant, subject to the confidentiality obligations of Article 11.  A representative of [***] shall be designated as the chairperson to oversee the operation of the JSC.  The chairperson shall appoint a secretary of the JSC, who shall be a representative of the other Party and who shall serve for the same annual term as such chairperson.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)          Meetings.  During the Joint Development Program Term, the JSC shall meet, either in person, by teleconference or by video conference, at least once each Calendar Quarter, and more or less frequently as the Parties mutually deem appropriate, on such dates, and at such places and times, as provided herein or as the Parties shall agree.  In each Calendar Year during the Joint Development Program Term, at least one (1) of the JSC meetings shall be held in person.  After the expiration of the Joint Development Program Term, the JSC shall no longer meet unless otherwise requested by KaloBios or the Company, but in no event more than once each Calendar Year.  The members of the JSC also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate by the JSC.  Meetings of the JSC that are held in person shall be in San Francisco, California, or such other place as the Parties may agree.  Each Party shall bear all expenses it incurs in regard to participating in all meetings of the JSC.

(d)          Minutes.  The Parties shall alternate responsibility for preparing and circulating minutes of each meeting of the JSC, with KaloBios having such responsibility with respect to the first meeting of the JSC occurring after the Effective Date, setting forth, inter alia, a summary description of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JSC and a list of any issues to be resolved by the Executive Officers pursuant to Section 6.1(e).  Such minutes shall be effective only after approved by both Parties.  With the sole exception of specific items of the meeting minutes to which the members cannot agree and which are escalated to the Executive Officers as provided in Section 6.1(e) below, definitive minutes of all JSC meetings shall be finalized no later than thirty (30) days after the meeting to which the minutes pertain.  If at any time during the preparation and finalization of the JSC minutes, the Parties do not agree on any issue with respect to the minutes, such issue shall be resolved by the escalation process as provided in Section 6.1(e).  The decision resulting from the escalation process shall be recorded in amended finalized minutes for said meeting.

(e)          Decisions.  Except as otherwise provided herein, all decisions of the JSC shall be made unanimously.  If the JSC is unable to reach a unanimous decision within ten (10) days after it has met and attempted to reach such decision, then either Party may, by written notice to the other, have such issue referred to the Chief Executive Officer of KaloBios, or such other person as he or she designates from time to time, and the Chief Executive Officer of the Company, or such other person as he or she designates from time to time (collectively, the “Executive Officers”), for resolution.  The Executive Officers shall meet promptly, either in person or by telephone conference, to discuss the matter submitted and to determine a resolution.  If the Executive Officers are unable to determine a resolution in a timely manner, which shall in no case be more than [***] after the matter was referred to them, then KaloBios shall have final decision-making authority with respect to the Program, including the Joint Development Program, and all other matters; provided, however, that KaloBios may not exercise its final decision-making authority to: (i) impose on the Company any costs or expenses that would not be reimbursable under Section 4.3 in connection with the Joint Development Program; (ii) amend this Agreement; or (iii) amend the Joint Development Plan in any way that would reasonably be expected to result in KaloBios using less than Diligent Efforts in developing and obtaining Regulatory Approval for the Product in the United States.  Notwithstanding the foregoing, unless otherwise agreed by the Parties, disputes relating to non-disclosure, non-use and maintenance of Confidential Information and determinations of material breach or interpretation of this Agreement shall not be subject to any Party’s final decision-making authority and may be escalated pursuant to Section 14.2.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(f)          Subcommittee(s).  From time to time, the JSC may establish subcommittees to oversee particular projects or activities, as it deems necessary or advisable.  Each subcommittee shall consist of an equal number of members from each Party with such expertise as the JSC determines is appropriate from time to time.

Section 6.2          Joint Development Committee.  Prior to the Effective Date, the Parties established a committee (the “Joint Development Committee” or “JDC”) as more fully described in this Section 6.2.  The JDC shall be comprised of an equal number of representatives from each of KaloBios and the Company with the appropriate scientific and drug development expertise with respect to the conduct of the Joint Development Plan.  As of the Effective Date, (a) the representatives of KaloBios appointed to the JDC are Morgan Lam, Ted Shih and Blair Evans, and (b) the representatives of the Company appointed to the JDC are Linda Hakes, Jeanne Bonelle and Terry Boardman.  Each Party may replace any or all of its representatives on the JDC at any time upon written notice to the other Party.  Any member of the JDC may designate a substitute to attend and perform the functions of that member at any meeting of the JDC.  Each Party may, in its reasonable discretion, invite non-member representatives of such Party to attend meetings of the JDC as a non-voting participant, subject to the confidentiality obligations of Article 11.  During the Joint Development Program Term, the JDC shall meet on a monthly basis (or more or less frequently as agreed by the Parties) at such places (either in person in San Francisco or by telephone conference) and times agreed by the Parties.  The JDC will report to the JSC and will be responsible for the day-to-day management of the conduct of the Joint Development Plan, reviewing data, discussing and developing a regulatory strategy for the Product, managing Product manufacturing and supply, reviewing and approving amendments to the Joint Development Plan proposed by a Party, proposing annual updates to the Joint Development Plan and allocating responsibility between the Parties with respect to the activities to be conducted under the Joint Development Plan.  All decisions of the JDC on matters for which it has responsibility shall be made unanimously.  In the event that the JDC is unable to reach a unanimous decision within ten (10) days after it has met and attempted to reach such decision, then either Party may, by written notice to the other, have such issue submitted to the JSC for resolution in accordance with Section 6.1(e).  Each Party shall bear all expenses it incurs in regard to participating in all meetings of the JDC.

Section 6.3          Commercialization Report.  Following the submission of an NDA filing for the Product to the FDA, at least once each quarter (or more or less frequently as agreed by the Parties) at such places and times agreed by the Parties, KaloBios will provide a written report to the Company detailing the activities conducted by KaloBios under the Commercialization Plan. The information in such written report shall include, at a minimum and without limitation, the results of market research, market penetration projections and projected sales over a period greater than one (1) year, the results of competitive analysis, regulatory environment analysis, manufacturing analysis, licensing discussions, co-promotion discussions, co-marketing discussions, status of reimbursements, and a summary of the most recent regulatory filings, including those filing since the prior report.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 6.4          No Authority to Amend.  Notwithstanding anything contained herein to the contrary, none of the JSC, JDC or any subcommittee thereof, shall have any authority or power to amend or modify the terms or provisions of this Agreement.

ARTICLE 7
 INTELLECTUAL PROPERTY RIGHTS

Section 7.1          Development Program IP.

(a)          Ownership.  Any rights in Intellectual Property covering inventions made solely by the Company, its Affiliates or Third Parties engaged by it and/or by the Company together with one or more Third Parties engaged by it, in each case as a result of its efforts under the Joint Development Program (the “Company Development Program IP”), shall be owned solely by the Company.  Any rights in Intellectual Property covering inventions made solely by KaloBios, its Affiliates or Third Parties engaged by it and/or by KaloBios together with one or more Third Parties engaged by it, in each case as a result of its efforts under the Joint Development Program (the “KaloBios Development Program IP”), shall be owned solely by KaloBios.  Any rights in Intellectual Property covering inventions made jointly by the Parties or their Affiliates or Third Parties engaged by them as a result of their efforts under the Joint Development Program (the “Joint Development Program IP,” together with the Company Development Program IP and the KaloBios Development Program IP, the “Development Program IP”), shall be owned jointly by the Parties.

(b)          Assignment of Inventions.  Each Party shall cause all of its Affiliates, employees, agent, consultants and any other individuals who participated in any respect in the conception or reduction to practice of any inventions made pursuant to the Joint Development Program on its behalf, to assign all ownership rights in such inventions to such Party.

(c)          Disclosure of Inventions and Know-How.  On a periodic basis during the Joint Development Program Term, but no more frequently than [***] times each year during the Joint Development Program Term, (i) each Party shall disclose to the other Party all Joint Development Program IP invented by or on behalf of that Party or invented jointly by or on behalf of the Parties, and (ii) each Party shall transfer and deliver to the other Party a copy of all tangible embodiments of Know-How in its possession included within the Company Development Program IP or the KaloBios Development Program IP, as applicable.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 7.2          Licenses by the Company.

(a)          Company Development Program IP and Joint Development Program IP.  During the Term, subject to the terms and conditions of this Agreement, the Company hereby grants to KaloBios the exclusive (even as to the Company), royalty-free, irrevocable (subject to Section 13.4) fully paid up, right and license, with the right to grant sublicenses (including through multiple tiers), under the Company Development Program IP and the Company’s interest in the Joint Development Program IP to Exploit the Compound and the Product in the Territory in the Licensed Field.  All grants of sublicenses shall be subject to the same limitations as specified in the Transaction Documents and shall not exceed the scope of rights granted hereunder.  KaloBios shall enforce all sublicenses at its cost and shall be responsible for the acts and omissions of its Sublicensees to the extent that such acts and omissions relate to the sublicensed rights.  All sublicense rights shall terminate concurrently as of the termination or expiration of the grant to KaloBios.  KaloBios shall deliver to the Company a true, complete and correct copy of each sublicense grant; provided, that in the event such sublicense is subject to confidentiality as between KaloBios and such sublicensee, then KaloBios shall use Diligent Efforts to cause the sublicensee to enter into a commercially reasonable confidentiality agreement with the Company which would enable the Company to review the full terms of such sublicense, or in the alternative and at the Company’s election, the Company may agree for KaloBios to redact only those terms that are unrelated to the sublicensing of the Company’s or KaloBios’ rights.

(b)          No Conflicting Rights or Licenses. The Company shall not grant any right or license to any Third Party relating to the Company Development Program IP that would conflict or interfere with any of the rights or licenses granted to KaloBios hereunder.

(c)          Reservation of Rights; No Implied Rights.  Notwithstanding Section 7.2(a) above, the Company retains rights under the Company Development Program IP and its interest in the Joint Development Program IP to perform its obligations under this Agreement.  KaloBios shall have no other right to use, or interest in, the Company Development Program IP or any other Intellectual Property rights Controlled by the Company, other than as expressly provided in this Agreement or other valid written agreements.  The Company makes no grant of Intellectual Property rights by implication.

Section 7.3          Licenses by KaloBios.

(a)          KaloBios Development Program IP.  KaloBios hereby grants to the Company the non-exclusive royalty-free, irrevocable, fully paid up, right and license, with the right to grant sublicenses (including through multiple tiers), under the Development Program IP to (i) perform its obligations under the Transaction Documents, and (ii) Exploit the Compound and the Product in the Territory in the Company Field.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)          No Conflicting Rights or Licenses. KaloBios shall not grant any right or license to any Third Party relating to the KaloBios Development Program IP that would conflict or interfere with any of the rights or licenses granted to the Company hereunder.

(c)          Reservation of Rights; No Implied Rights.  The Company shall have no other right to use, or interest in, the KaloBios Development Program IP or any other Intellectual Property rights Controlled by KaloBios, other than as expressly provided in the Transaction Documents.  KaloBios makes no grant of Intellectual Property rights by implication.

Section 7.4          Prosecution and Maintenance of Development Program IP.

(a)          KaloBios First Right; Company Step In Right. KaloBios shall have the first right, and shall use Diligent Efforts, to prepare, file, prosecute, and maintain each of the Patents included within the Development Program IP throughout the Territory, at KaloBios’ cost.  If, during the Term, KaloBios intends to allow any such Patent to expire or intends to otherwise abandon any such Patent in any country, KaloBios shall notify the Company of such intention at least [***] prior to any filing or payment due date or any other date that requires action in connection with such Patent, and the Company shall thereupon have the right, but not the obligation, to assume responsibility for the preparation, filing, prosecution or maintenance thereof in such country at [***] cost and expense.

(b)          Cooperation.  Each Party agrees to reasonably cooperate with the other Party to execute all lawful papers and instruments, including obtaining and executing necessary powers of attorney and assignments by the named inventors, to make all rightful oaths and declarations, and to provide consultation and assistance as may be reasonably necessary in the prosecution and maintenance of all Patents undertaken in a manner consistent with this Section 7.4, including complying with the requirements to obtain patent term extensions under the Patent Term Restoration program under 21 C.F.R. Part 60.

Section 7.5          Third Party Infringement.

(a)          Notice.  If either Party becomes aware of any suspected infringement or misappropriation by a Third Party of any Development Program IP, then that Party shall promptly notify the other Party and provide it with all details of such activities (each, an “Infringement of Development Program IP”) of which it is aware. Further, the Parties shall notify each other immediately of any circumstances of which they are aware and which could impair the integrity and reputation of the Product or if a Party is threatened by or becomes aware of unlawful activity in relation to the Product, including but not limited to, deliberate tampering with or contamination of the Product. In any such circumstances, the Parties shall use commercially reasonable efforts to limit any damage to the Parties and/or to the Product. The Parties shall promptly bring such circumstances to the Joint Steering Committee to discuss and resolve such circumstances.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)          KaloBios Right to Enforce.  KaloBios shall have the sole right, but not the obligation, to enforce the Development Program IP in the Territory in the Licensed Field, which right may include the institution of an Action, and compromise or settle such Action.  The Company shall have the sole right, but not the obligation, to enforce the Development Program IP in the Territory in the Company Field, which right may include the institution of an Action, and compromise or settlement of such Action.

(c)          Right to Representation; Cooperation.  Either Party shall have the right to participate and be represented by counsel that it selects, at [***] expense, in any Action instituted by the other Party under Section 7.5(b).  Both Parties shall cooperate with and each other in all reasonable respects with any Action instituted under this Section 7.5.  If a Party lacks standing to initiate an Action to eliminate an Infringement of Development Program IP and the other Party has standing to initiate such Action, or otherwise upon the reasonable request of the Party lacking standing, the Party without standing may require the other Party to initiate or join such Action at the expense of [***].

(d)          Share of Recoveries.  Any damages or other monetary awards recovered under this Section 7.5 shall be shared as follows: [***].

Section 7.6          Defense of Claims Brought by Third Parties.  In the event that any action, suit or proceeding is brought against either Party or an Affiliate or sublicensee of either Party alleging the infringement of the Know-How or Patents of a Third Party by the making, having made, use, sale, offering for sale or importation of the Compound or Product, such Party shall notify the other Party within five (5) days of the earlier of (a) receipt of service of process in such action, suit or proceeding, or (b) the date such Party becomes aware that such action, suit or proceeding has been instituted, and the Parties shall meet as soon as possible to discuss the overall strategy for defense of such matter.  KaloBios shall have the right, but not the obligation, to defend such action, suit or proceeding in the Territory at [***] cost and expense.  The Company shall have the right to separate counsel at [***] expense in any such action, suit or proceeding, and the Parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding.  Each Party shall promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party, including all documents filed in any litigation.

Section 7.7          Grant of Rights to Company IP

(a)          Exclusive License to KaloBios.  [***], subject to the terms and conditions of this Agreement and in consideration for the Royalty payments set forth herein, the Company hereby grants to KaloBios the exclusive (even as to the Company), irrevocable (subject to Section 13.4) right and license, with the right to grant sublicenses (including through multiple tiers), under the Company IP to Exploit the Compound and the Products in the Territory in the Licensed Field.  All grants of sublicenses shall be subject to the same limitations as specified in the Transaction Documents and shall not exceed the scope of rights granted hereunder.  KaloBios shall enforce all sublicenses at its cost and shall be responsible for the acts and omissions of its sublicensees to the extent that such acts and omissions relate to the sublicensed rights.  All sublicense rights shall terminate concurrently as of the termination or expiration of the grant to KaloBios.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)          No Conflicting Rights or Licenses.  The Company shall not grant any right or license to any Third Party relating to any of the Company Patents or the Company Know-How that would conflict or interfere with any of the rights or licenses granted to KaloBios hereunder.

(c)          Reservation of Rights; No Implied Rights. Notwithstanding Section 7.7(a) above, the Company retains rights under the Company IP to perform its obligations under the Transaction Documents and to Exploit the Compound and the Product in the Territory in the Company Field.  Except as expressly stated herein, KaloBios shall have no other right to use, or interest in, the Company IP or any other intellectual property rights Controlled by the Company, other than as expressly provided in this Agreement or other valid written agreements.  The Company makes no grant of intellectual property rights by implication and shall retain rights under the Company IP or any other intellectual property rights Controlled by the Company for all purposes other than those granted to KaloBios hereunder.

Section 7.8          Royalty on Company IP.

(a)          Royalty Rate.  Subject to the remainder of Section 7.8, on a Product-by-Product and country-by-country basis, KaloBios shall pay to the Company royalties at the rate of [***] of Annual Net Sales of such Product; provided however, that if a Non-Voucher Accompanying Approval has been issued the royalty on Annual Net Sales of Products in the United States shall be [***] (the “Royalties”); and provided further, that if a Voucher with respect to the Product is subsequently issued to a Party commercializing the Product in the United States pursuant to Section 3.3(c) after the Voucher Issuance Expiration Date, then the Royalty on Products in the United States shall be [***] to [***], effective from and after the date such Voucher is issued.

(b)          Royalty Term.  KaloBios’ obligation to pay royalties with respect to a Product in a particular country in the Territory, even if reduced as provided below in this Section 7.8, shall commence upon the First Commercial Sale of such Product in such country and shall expire on a country-by-country and Product-by-Product basis upon the expiration of Regulatory Exclusivity for such Product in such country (the “Royalty Term”).  Upon the expiration of the Royalty Term, KaloBios shall have no additional payment obligations to the Company in respect of such Product in such country.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)          Reduction for Third Party Licenses.  KaloBios shall pay all amounts due under Third Party Licenses; provided, that KaloBios shall be entitled to a credit against the Royalties due to the Company upon sales of a Product in a particular country of an amount equal to total royalties paid by KaloBios to a Third Party with respect to such Product in such country under any Third Party Licenses, and provided, further, without duplication of the foregoing, that KaloBios shall be entitled to a credit against all non-Royalty amounts due to the Company hereunder in an amount equal to [***] of all non-royalty amounts paid by KaloBios to a Third Party under a Third Party License.  Notwithstanding the foregoing, such credit shall not cause the royalty rate payable to the Company to be reduced to less than (i) [***], if the royalty rate pursuant to Section 7.8(a) above is then [***], or (ii) [***], if the royalty rate pursuant to Section 7.8(a) above is then [***], of Annual Net Sales of such Product in such country.

(d)          Reports and Payments.  Until the expiration of all applicable Royalty Terms, KaloBios shall make written reports to the Company within thirty (30) days after the end of each [***] covering Net Sales of Products in the Territory by KaloBios, its Affiliates and Sublicensees during the preceding [***], commencing with the [***] during which the First Commercial Sale of a Product is made anywhere in the Territory.  Each such written report shall contain the following information for the applicable [***], on a Product-by-Product and country-by-country basis:  (i) the amount of gross sales of the Products, (ii) the amount of Net Sales of the Products, and (iii) the calculation of the Royalties due to the Company on such Net Sales, showing the application of the reductions, if any.  [***], KaloBios shall make the Royalty payment due to the Company under this Section 7.8 for the [***] covered by such report.

Section 7.9          Currency; Exchange Rate.  With respect to sales of the Product invoiced in Dollars, the Net Sales and the amounts due hereunder will be expressed in Dollars.  With respect to sales of the Product invoiced in a currency other than Dollars, the Net Sales and the amounts due hereunder will be reported in Dollars, calculated using the average of the exchange rates for the purchase and sale of Dollars reported by The Wall Street Journal on the last Business Day of the [***] to which such Net Sales relate.

Section 7.10          Taxes.

(vii)          Tax Withholding.  KaloBios shall be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as may be required to be deducted or withheld therefrom under any provision of federal, state, local or foreign tax law or under any applicable Law, provided, however, that such amounts are timely paid to the applicable taxing authority. To the extent such amounts are so deducted and withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Company.

(viii)          Tax Cooperation.  The Parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of Royalties paid by KaloBios to the Company under this Agreement.  The Company shall provide KaloBios any tax forms and other documents that may be reasonably necessary in order for KaloBios to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty with respect to any payments made by KaloBios to the Company under this Agreement.  KaloBios shall be entitled to withhold the full amount of tax applicable to any amount payable to the Company if the Company does not provide the applicable tax forms and other necessary documents (establishing a tax exemption or reduction) at least five (5) Business Days prior to the date the relevant payment is due.  Each Party shall provide the other Party with reasonable assistance to enable the recovery, as permitted by Law, of withholding taxes or similar obligations resulting from payments made under this Agreement.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 7.11          Prosecution and Maintenance of Company IP.

(a)          KaloBios First Right; Company Step In Right.  KaloBios shall have the first right, and shall use Diligent Efforts, to prepare, file, prosecute, and maintain each of the Company Patents throughout the Territory, at [***] cost.  If, during the Term, KaloBios intends to allow any Company Patent to expire or intends to otherwise abandon any such Company Patent in any country, KaloBios shall notify the Company of such intention at least [***] prior to any filing or payment due date or any other date that requires action in connection with such Company Patent, and the Company shall thereupon have the right, but not the obligation, to assume responsibility for the preparation, filing, prosecution or maintenance thereof in such country at its sole cost and expense.

(b)         Cooperation.  Each Party agrees to reasonably cooperate with the other Party to execute all lawful papers and instruments, including obtaining and executing necessary powers of attorney and assignments by the named inventors, to make all rightful oaths and declarations, and to provide consultation and assistance as may be reasonably necessary in the prosecution and maintenance of all Patents undertaken in a manner consistent with this Section 7.11, including complying with the requirements to obtain patent term extensions under the Patent Term Restoration program under 21 C.F.R. Part 60.

Section 7.12          Third Party Infringement of Company IP.

(a)          Notice.  If either Party becomes aware of any suspected infringement or misappropriation by a Third Party of any Company Patent or Company Know-How, then that Party shall promptly notify the other Party and provide it with all details of such activities (each, an “Infringement of Company IP”) of which it is aware.

(b)          KaloBios Right to Enforce.  KaloBios shall have the sole right, but not the obligation, to (i) address such Infringement of Company IP in the Licensed Field, which right may include the institution of an Action, and (ii) compromise or settle such Action in its sole discretion.  The Company shall have the sole right, but not the obligation, to (x) address such Infringement of Company IP in the Territory in the Company Field, which right may include the institution of an Action, and (y) compromise or settle such Action in its sole discretion.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)          Right to Representation; Cooperation.  Either Party shall have the right to participate and be represented by counsel that it selects, at its expense, in any Action instituted by the other Party under Section 7.12(b).  Both Parties shall cooperate with and each other in all reasonable respects with any Action instituted under this Section 7.12.  If a Party lacks standing to initiate an Action to eliminate an Infringement of Company IP and the other Party has standing to initiate such Action, or otherwise upon the reasonable request of the Party lacking standing, the Party without standing may require the other Party to initiate or join such Action at the expense of the requesting Party.

(d)          Share of Recoveries.  Any damages or other monetary awards recovered under this Section 7.12 shall be shared as follows: [***].

Section 7.13          Defense of Claims Brought by Third Parties.  In the event that any action, suit or proceeding is brought against either Party or an Affiliate or sublicensee of either Party alleging the infringement of the Know-How or Patents of a Third Party by the making, having made, use, sale, offering for sale or importation of the Compound or Product, such Party shall notify the other Party within five (5) days of the earlier of (a) receipt of service of process in such action, suit or proceeding, or (b) the date such Party becomes aware that such action, suit or proceeding has been instituted, and the Parties shall meet as soon as possible to discuss the overall strategy for defense of such matter.  KaloBios shall have the right, but not the obligation, to defend such action, suit or proceeding in the Territory at [***] cost and expense.  The Company shall have the right to separate counsel at [***] expense in any such action, suit or proceeding, and the Parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding.  Each Party shall promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party, including all documents filed in any litigation.

ARTICLE 8
 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Company’s Disclosure Schedules delivered to KaloBios as of the date hereof, the Company represents and warrants to KaloBios as follows:

Section 8.1          Corporate Existence.  The Company is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Delaware and has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as currently conducted.

Section 8.2          Authorization and Enforceability.  The Company (a) has the full limited liability company power and authority and the legal right to enter into this Agreement and the other Transaction Documents and to perform its obligations hereunder and thereunder; (b) has taken all necessary governance action on its part required to authorize the execution and delivery of this Agreement and the other Transaction Documents and the performance of its obligations hereunder and thereunder; and (c) this Agreement and the other Transaction Documents have been duly executed and delivered on behalf of the Company, and constitute legal, valid, and binding obligations of the Company that are enforceable against it in accordance with their terms, in each case, subject to enforcement of remedies under applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 8.3          No Conflict.  The execution and delivery of this Agreement and the other Transaction Documents, the performance of the Company’s obligations hereunder and thereunder and the assignments, licenses and sublicenses to be granted pursuant to this Agreement and the other Transaction Documents do not and will not (a) conflict with or violate any requirement of applicable Law; (b) conflict with or violate the certificate of formation or other organizational documents of the Company; (c) conflict with, violate, breach or constitute a default under any Assumed Contract or other contractual obligations of the Company or any of its Affiliates; and (d) result in the creation of any Encumbrances on the Acquired Assets other than pursuant to the Transaction Documents; except in the case of (a) or (c) where the conflict, violation, breach, default, failure to give notice or Encumbrance would not, individually or in the aggregate, have a Material Adverse Effect.

Section 8.4          Legal Proceedings.  There are no pending, or to the Company’s Knowledge, threatened in writing, adverse Actions against or by the Company or any of its Affiliates, at Law or in equity, or before or by any Governmental Authority that challenge or seek to prevent, enjoin or otherwise delay the Contemplated Transactions or that relate to or affect the Acquired Assets.

Section 8.5          Contracts and Commitments.

(a)          The Company has provided to KaloBios complete and accurate copies of each of the Assumed Contracts.  Other than the Assumed Contracts set forth on Schedule 2.1, there are no other Contracts of the Company or its Affiliates currently in effect that are directly related to the Acquired Assets or which are necessary for the Exploitation of the Compound or the Product.

(b)          Each Assumed Contract is a legal, valid and binding obligation of either the Company or one of its Affiliates and, to the Company’s Knowledge, each other party thereto, enforceable against the Company and any applicable Affiliates and each other party thereto in accordance with its terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar Law as now or hereafter in effect relating to or affecting creditors’ rights generally, and subject to the limitations imposed by general principles of equity, regardless of whether such enforceability is considered in a proceeding at Law or in equity (including concepts of materiality, reasonableness, good faith or fair dealing)). Except with regards to [***], neither the Company nor any of its Affiliates has received written notice from any party to any Assumed Contract claiming or alleging that the Company or any of its Affiliates has materially breached or is in default thereunder.  There is not under any Assumed Contract: (i) any existing material default by the Company or, to the Company’s Knowledge, by any other party thereto, or (ii) any event which, after notice or lapse of time or both, would constitute a material default by the Company or, to the Company’s Knowledge, by any other party, or result in a right to accelerate or terminate or result in a loss of any material rights of the Company, except as would not reasonably be expected to have a Material Adverse Effect.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)          Neither the Company nor any of its Affiliates (i) is a party to or otherwise bound by any oral or written Contract or agreement that will result in any other Person obtaining any interest in, or that would give to any other Person any right to assert any claim in or with respect to, any of the Company’s rights under the Transaction Documents; (ii) has granted any rights with respect to the Acquired Assets to any Person other than KaloBios that would impede the fulfillment of the Company’s obligations hereunder or thereunder; or (iii) is under any obligation to any Person, contractual or otherwise, that is in material violation of the terms of this Agreement or the other Transaction Documents or that would impede the fulfillment of the Company’s obligations hereunder or thereunder.

(d)          The Company is and at all times has been in compliance with all applicable terms and requirements of each Assumed Contract that is being assumed by KaloBios.

(e)          Neither the Company nor any of its Affiliates are bound by any non-competition agreements related to the Compound or the Product.

Section 8.6          No “Bad Actor”; No Debarment.  None of the Company or any of its predecessors, Affiliates, directors, executive officers, other officers of the Company or any Beneficial Owners of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, in any capacity (each, a “Company Covered Person”):

(a)          is, to the Company’s Knowledge, subject to any of the “bad actor” disqualification events described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) of the Securities Act,

(b)          is, or has been, to the Company’s Knowledge, debarred under Section 306(a) or 306(b) of the FD&C Act or by the analogous Laws of any Regulatory Authority, or disqualified as a clinical investigator under 21 C.F.R. § 312.70 or any analogous Laws of any Regulatory Authority, or has engaged in any conduct that could reasonably be expected to result in any of the foregoing;

(c)          has, to the Company’s Knowledge, been charged with, or convicted of, any felony or misdemeanor within the ambit of 42 U.S.C. §§ 1320a-7(a), 1320a-7(b)(1)-(3), or pursuant to the analogous Laws of any Regulatory Authority, or is proposed for exclusion, or the subject of exclusion or debarment proceedings by a Regulatory Authority, during the employee’s or consultant’s employment or contract term with the Company; or

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)          is, to the Company’s Knowledge, or has been, excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any U.S. or non-U.S. health care programs (or has been convicted of a criminal offense that falls within the scope of 42 U.S.C. § 1320a-7 but not yet excluded, debarred, suspended, or otherwise declared ineligible), or excluded, suspended or debarred by a Regulatory Authority from participation, or otherwise ineligible to participate, in any procurement or non-procurement programs.

(e)          The Company has exercised reasonable care to determine (i) the identity of each Person that is a Company Covered Person; and (ii) whether any Company Covered Person is subject to a Disqualification Event or has been excluded, debarred, suspended, or otherwise declared ineligible by any Regulatory Authority.

Section 8.7          Title; Encumbrances; Sufficiency.

(a)          The Company has (i) sufficient legal and beneficial title to or ownership of, and the Company will convey to KaloBios, all of the Acquired Assets, free and clear from any Encumbrances; and (ii) any assignments to the Company of the Acquired Assets have been validly made, duly executed and sufficiently perfected so as to grant KaloBios full legal title, free and clear and any Encumbrances.

(b)          Other than the Company IP, the Acquired Assets constitute all of the assets, tangible and intangible, owned or licensed by the Company relating to the Compound or the Product and necessary to the Exploitation of the Compound and the Product.  There are no assets, tangible or intangible, owned or licensed by Affiliates of the Company relating to the Compound or the Product and necessary to the Exploitation of the Compound and the Product.

(c)          Other than payments to [***] as set forth on Section 8.7(c) of the Disclosure Schedules, there are no outstanding obligations to pay any amounts or provide other material consideration to any other Person in connection with any Acquired Assets.

Section 8.8          No Consents.  To the Company’s Knowledge, no material consent, waiver, approval, order or authorization of, or registration, declaration or filing with, or notice to any Governmental Authority is required by, or with respect to, the Company or the Acquired Assets in connection with the execution and delivery of this Agreement or the other Transaction Documents, or the consummation of the Contemplated Transactions, except for (a) any notice filings or registrations of transfer with any Governmental Authority that may be required in connection with the assignment and transfer of the Acquired Assets that are set forth on Section 8.8 of the Disclosure Schedules, except for those to be performed or made to evidence the transfer of Acquired Assets after the Closing in connection with the Transaction Documents, and (b) such other material consents, waivers, approvals, authorizations or notices, if any, set forth on Section 8.8 of the Disclosure Schedules.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 8.9          Compliance with Laws.

(a)          The Company is conducting, and since inception, has conducted, its business as applied to or in connection with the Acquired Assets in compliance in all material respects with all Laws within all Territories applicable to the Acquired Assets, except where the failure to be in compliance would not have a Material Adverse Effect.

(b)          The Company has not received any written notices or other written communications related to the Compound, the Product or the Acquired Assets from any Governmental Authority regarding any actual, alleged, threatened, possible or potential material violation of, or failure to comply in all material respects with, any Law.

(c)          The Company is not a party to or bound by any order, judgment, decree, injunction, rule or award of any Governmental Authority concerning the Compound, the Product or any Acquired Asset, and the Company has filed all reports required to be filed with any Governmental Authority in respect of the Compound, the Product or any Acquired Asset on or before the date hereof.

(d)          The Company and, to Company’s Knowledge, its officers, employees, contractors, and agents, as well as all parties that conducted or were responsible for conducting pre-clinical and clinical studies on which the Company intends to rely, hold all applicable Governmental Approvals required to develop, test, manufacture, store, label, package, distribute, import, export, market and promote the Product and otherwise conduct business as presently conducted.  Each such Governmental Approval is valid and in full force and effect, and no suspension, revocation, or cancellation of such Governmental Approval is pending or threatened, and there is no reasonable basis for believing that such Governmental Approval will not be renewable upon expiration.

Section 8.10          Safety and Efficacy; Exclusive Rights to Certain Existing Foreign Data.  To the Company’s Knowledge there are no problems concerning the safety or efficacy of the Compound or the Product (including any of its ingredients) or any questions raised by any Regulatory Authority with respect thereto, and the Company has informed KaloBios of all adverse drug reactions of which it has Knowledge relating to the Compound, the Product or their use that occurred anywhere in the Territory, supplied or administered by any party, whether or not affiliated with the Company.  [***]. The Company has not provided access to any third party to [***] clinical data owned by the Company or to which the Company has rights.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 8.11          Good Practices.  All pre-clinical and clinical studies and other development activities in the United States involving the Compound or the Product carried out by or on behalf of the Company that, at such time were required to be conducted in accordance with the FDA’s Good Laboratory Practice (“GLP”), Good Clinical Practice (“GCP”), and current Good Manufacturing Practice (“cGMP”) requirements and standards, as applicable, including regulations under title 21 of the C.F.R., Parts 50, 54, 56, 58, 210, 211, 312, the GCP requirements under the April 1996 ICH E6 Good Clinical Practice Guideline, and applicable guidance documents, as amended from time to time, the Animal Welfare Act, and all applicable similar Laws in other jurisdictions, and all Laws relating to protection of human subjects were and/or are being conducted in accordance with such requirements.  The Company has not received any notice that FDA, any other Governmental Authority, or any institutional review board, ethics committee, or similar body has recommended, initiated, or threatened to initiate any action to suspend or terminate any clinical trial sponsored by the Company or on which the Company intends to rely for marketing approval purposes, or otherwise to restrict the preclinical research on or clinical study of the Compound or the Product.

FOR THE AVOIDANCE OF DOUBT, STUDIES MAY HAVE BEEN CONDUCTED BY OR ON BEHALF OF THE COMPANY THAT ARE NOT DESIGNATED AS GLP, CGMP OR GCP BUT MAY STILL BE OF VALUE AND INCLUDED IN THE ACQUIRED ASSETS OR THE DEVELOPMENT PROGRAM. FURTHER, THIRD PARTY STUDIES MAY BE REPORTED IN THE LITERATURE OR DATABASES AS GLP, CGMP OR GCP AND/OR OTHERWISE IN COMPLIANCE WITH RELEVANT REGULATORY AND LEGAL AUTHORITIES BY SUCH THIRD PARTY AND THE COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES AS TO SUCH THIRD PARTY DESIGNATIONS OR COMPLIANCE CLAIMS.

Section 8.12          Regulatory Matters.

(a)          The Company has provided or made available any and all documents and communications in its possession from and to any Governmental Authority or Regulatory Authority, or prepared by any Governmental Authority or Regulatory Authority, related to the Compound, the Product and the Acquired Assets, including but not limited to any notice of inspection, inspection report, warning letter, deficiency letter, or similar communication.

(b)          To the Company’s Knowledge, none of the Company, any of its Affiliates or any of their respective officers, employees or agents has made, with respect to the Compound or the Product, an untrue statement of a material fact or fraudulent statement to any Governmental Authority or Regulatory Authority or failed to disclose a material fact required to be disclosed to such Governmental Authority or Regulatory Authority.

(c)          The Company has maintained records relating to the research, development, testing, manufacture, handling, labeling, packaging, storage, and supply of the Compound and the Product in compliance with the FD&C Act, all implementing regulations and interpretative FDA guidance, and all other applicable Laws, and the Company has submitted to Governmental Authorities and Regulatory Authorities, in a timely manner, all required notices and annual or other reports, including but not limited to adverse experience reports and annual reports, related to the research, development, testing, manufacture, handling, labeling, packaging, storage, supply, promotion, distribution, marketing, commercialization, import, export, and sale of the Compound and the Product in the Territory.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)          To the Company’s Knowledge, no other person or party currently holds any form of regulatory exclusivity in the United States that would materially and adversely affect  the  marketing of the Product, the Compound, or the Acquired Assets by KaloBios or a subsequent owner of the Acquired Assets, nor, to the Company’s Knowledge, has any other person or party submitted a marketing application that, if approved, would create regulatory exclusivity with such effect.  Regulatory exclusivity includes, but is not limited to, orphan drug exclusivity under Section 527 of the FD&C Act, new chemical entity exclusivity under Sections 505(c)(3)(E)(ii) and 505(j)(5)(F)(ii) of the FD&C Act, new use exclusivity under Sections 505(c)(3)(E)(iii) and 505(j)(5)(F)(iii) of the FD&C Act, and pediatric exclusivity under Section 505A of the FD&C Act.

Section 8.13          Taxes.  Except as set forth on Section 8.13 of the Disclosure Schedules:

(a)          The Company has duly and timely filed all Tax Returns (taking into account appropriate extensions) required to be filed with respect to the Acquired Assets, each such return is true, correct and complete in all respects, and the Company has timely paid all material Taxes required to be paid with respect to the Acquired Assets (whether or not such Taxes are shown as due on any Tax Return).

(b)          There are no currently proposed or pending or threatened adjustments, audits or examinations by any Governmental Authority in connection with any Taxes relating to the Acquired Assets, and there are no matters under discussion with any Governmental Authority with respect to Taxes that may result in an additional liability for Taxes with respect to which the Acquired Assets may be subject, levied, or assessed.

(c)          There is no waiver or extension of any statute of limitations with respect to any Tax matter relating to the Acquired Assets.

(d)          No claim has ever been made in writing by a Governmental Authority in a jurisdiction where the Company does not file Tax Returns that the Acquired Assets are or may be subject to taxation by that jurisdiction.

(e)          All Taxes required by legal requirements to be withheld or collected with respect to the Acquired Assets have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Authority or Person.

(f)          The Company is not a party to, nor is it bound by or required to make any payment under, any Tax sharing agreement, Tax allocation agreement, Tax indemnity obligation or similar agreement, arrangement, understanding or practice with respect to Taxes (including any advance pricing agreement, closing agreement or other agreement relating to Taxes with any Governmental Authority).

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(g)          There are no Tax Encumbrances with respect to any Acquired Assets other than for Taxes not yet due and payable.

Section 8.14          No Undisclosed Liabilities.  The Company does not have any Liabilities of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) in respect of the Compound, the Product or the Acquired Assets other than Liabilities (a) incurred in the ordinary course of business, or (b) incurred in connection with the Contemplated Transactions; except where such Liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

Section 8.15          Inventory.  All manufacturing operations relating to the Inventory are being conducted in compliance with all applicable provisions of cGMP requirements as set forth in 21 U.S.C. § 351(a)(2)(B), 21 C.F.R. Parts 210 and 211, and applicable guidance documents, as amended from time to time.  To the Company’s Knowledge, the Inventory has not been voluntarily recalled, suspended, or discontinued by the Company or any other party that had authority to do so, either on its own initiative or at the request of the FDA or any other Governmental Authority. The Company has not received any written notice of observed cGMP violations (Form 483) or Warning Letters of cGMP violations from FDA or similar notices from other Governmental Authorities.

Section 8.16          Brokers.  No broker, investment banker, agent, finder or other intermediary acting on behalf of any member of the Company or its Affiliates or under the authority of the Company or any Affiliate is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee directly or indirectly in connection with the Contemplated Transactions.

Section 8.17          Compliance with the Foreign Corrupt Practices Act and Export Control and Anti-boycott Laws.

(a)          Neither the Company nor, to the Company’s Knowledge, any of the Company’s directors, officers, employees or agents have, directly or indirectly, made, offered, promised or authorized any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate, (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority, or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist the Company or any of its affiliates in obtaining or retaining business for or with, or directing business to, any person.  Neither the Company nor, to the Company’s Knowledge, any of its directors, officers, employees or agents have made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation.  The Company further represents that it has maintained, and has caused each of its Affiliates to maintain, systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA or any other applicable anti-bribery or anti-corruption law. Neither the Company, or, to the Company’s Knowledge, any of its officers, directors or employees are the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to the FCPA or any other anti-corruption law.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)          Each transaction related to the Compound, the Product and the Acquired Assets is properly and accurately recorded on the books and records of the Company, and each document upon which entries in the Company’s books and records are based is complete and accurate in all respects.  The Company maintains a system of internal accounting controls adequate to insure that the Company maintains no off-the-books accounts and that the Company’s assets are used only in accordance with the Company’s management directives.

Section 8.18          Intellectual Property.  In all cases subject in its entirety to Section 9.8, below:

(a)          The Company Patents are subsisting.

(b)          The Company Controls the Company Patents and the Company Know-How and has the right to assign and grant all rights and licenses it purports to grant to KaloBios with respect to the Company Patents and the Company Know-How under this Agreement.

(c)          The Company has no present Knowledge of any settled, pending or threatened claim or lawsuit or legal proceeding of a Third Party against the Company alleging that the Company Patents or the Company Know-How infringes or misappropriates, in part or in whole, the intellectual property or intellectual property rights of such Third Party.

(d)          The Company has not granted any right or license to any Third Party relating to any of the Company Patents or the Company Know-How that would conflict or interfere with any of the rights or licenses granted to KaloBios hereunder.

(e)          Exhibit B-1 sets forth a complete and accurate list of the issued patents constituting Company Patents as of the Effective Date and Exhibit B-2 sets forth a complete and accurate list of the pending patent applications constituting Company Patents as of the Effective Date.

(f)          The Company has disclosed to KaloBios all material information received by the Company concerning the institution of any interference, opposition, reexamination, reissue, revocation, nullification or any official proceeding involving any Company Patent anywhere in the Territory.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 9
 REPRESENTATIONS AND WARRANTIES OF KALOBIOS

Except as set forth in KaloBios’ Disclosure Schedules delivered to the Company as of the date hereof, KaloBios represents and warrants to the Company as follows:

Section 9.1          Corporate Existence.  KaloBios is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Delaware and has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as currently conducted.

Section 9.2          Authorization and Enforceability.  KaloBios (a) has the full corporate power and authority and the legal right to enter into this Agreement and the other Transaction Documents and perform its obligations hereunder and thereunder; (b) has taken all necessary governance action on its part required to authorize the execution and delivery of this Agreement and the other Transaction Documents and the performance of its obligations hereunder and thereunder; and (c) this Agreement and the other Transaction Documents have been duly executed and delivered on behalf of KaloBios, and constitute legal, valid, and binding obligations of KaloBios that are enforceable against it in accordance with their terms, in each case, subject to enforcement of remedies under applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

Section 9.3          Capitalization.

(a)          The authorized capital stock and the issued and outstanding stock of KaloBios and stock reserved for issuance are as described in KaloBios’ Form 8-K filed with the SEC on June 22, 2016.

(b)          Except for the Warrant (including the shares of Common Stock issuable upon exercise of the Warrant) (the “Warrant Shares”) to be issued under this Agreement and the issuance of New Common Stock under the Plan, there are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of KaloBios or obligating KaloBios to issue or sell any shares of capital stock of, or any other interest in, KaloBios. KaloBios does not have outstanding or authorized any stock appreciation, phantom stock, profit participation or similar rights. KaloBios has reserved the Warrant Shares for issuance upon exercise of the Warrant.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)          The Warrant, when issued, delivered and paid for in compliance with the provisions of this Agreement, will be validly issued.  The Warrant Shares, when issued, delivered and paid for in compliance with the provisions of this Agreement and the Warrant, will be validly issued, fully paid and nonassessable.  The Warrant and the Warrant Shares, when issued, delivered and paid for, as the case may be, in accordance with the provisions of this Agreement and the Warrant, as applicable, will be free of any liens or Encumbrances (including free of any Permitted Encumbrances), other than any liens or encumbrances created by or imposed upon the Company; provided, however, that the Warrants and the Warrant Shares are subject to restrictions on transfer under U.S. state and/or federal securities Laws.  The Warrant and the Warrant Shares are not subject to any preemptive rights or rights of first refusal, except for such rights as have been, or will be, duly complied with or waived.

Section 9.4          No Conflict.  The execution and delivery of this Agreement and the other Transaction Documents, the performance of KaloBios’ obligations hereunder and thereunder and the assignments and licenses to be granted pursuant to the Transaction Documents do not and will not (a) conflict with or violate any requirement of applicable Law; (b) conflict with or violate the certificate of incorporation, bylaws or other organizational documents of KaloBios; (c) conflict with, violate, breach or constitute a default under any material contractual obligations of KaloBios or any of its Affiliates; or (d) conflict with or violate any Government authorization, permit or consent.  No Person has any right to cause KaloBios to effect the registration under the Securities Act of any securities of KaloBios or any of its Affiliates, and neither KaloBios nor any of its Affiliates is a party to or otherwise bound by any oral or written contract or agreement that would prevent or restrict the ability of KaloBios to register for resale the Warrant Shares under the Securities Act or otherwise limit the amount of Warrant Shares that KaloBios could register for resale under the Securities Act.

Section 9.5          Legal Proceedings.  There are no pending or, to KaloBios’ Knowledge, overtly threatened in writing, adverse Actions against or by KaloBios or any of its Affiliates, at Law or in equity, or before or by any Governmental Authority that challenge or seek to prevent, enjoin or otherwise delay the Contemplated Transactions. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.

Section 9.6          No “Bad Actor”; No Debarment.  None of KaloBios or any of its predecessors, Affiliates, directors, executive officers, other officers of KaloBios or any Beneficial Owners of twenty percent (20%) or more of KaloBios’ outstanding voting equity securities (with the sole exception of Martin Shkreli who is known by the Parties to be under federal indictment for securities fraud charges and is not an employee, director, consultant or agent of KaloBios and does not have any influence upon the management or direction of KaloBios in any form), calculated on the basis of voting power, in any capacity at the date hereof (each, a “KaloBios Covered Person”):

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)          is, to the KaloBios’ Knowledge, subject to any of the Disqualification Events, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) of the Securities Act;

(b)          is, or has been, to the KaloBios’ Knowledge, debarred under Section 306(a) or 306(b) of the FD&C Act or by the analogous Laws of any Regulatory Authority, or disqualified as a clinical investigator under 21 C.F.R. § 312.70 or under any analogous Laws of any Regulatory Authority;

(c)          has, to the KaloBios’ Knowledge, been charged with, or convicted of, any felony or misdemeanor within the ambit of 42 U.S.C. §§ 1320a-7(a), 1320a-7(b)(1)-(3), or pursuant to the analogous Laws of any Regulatory Authority, or is proposed for exclusion, or the subject of exclusion or debarment proceedings by a Regulatory Authority, during the employee’s or consultant’s employment or contract term with KaloBios; and

(d)          is, or has been excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any U.S. or non-U.S. health care programs (or has been convicted of a criminal offense that falls within the scope of 42 U.S.C. § 1320a-7 but not yet excluded, debarred, suspended, or otherwise declared ineligible), or excluded, suspended or debarred by a Regulatory Authority from participation, or otherwise ineligible to participate, in any procurement or non-procurement programs.

(e)          KaloBios has exercised reasonable care to determine (i) the identity of each person that is a KaloBios Covered Person; and (ii) whether any KaloBios Covered Person is subject to a Disqualification Event or has been excluded, debarred, suspended, or otherwise declared ineligible by any Regulatory Authority.

Section 9.7          Solvency. Immediately after giving effect to the Contemplated Transactions, KaloBios shall be solvent and shall have the financial capacity to perform all of its obligations under this Agreement and the other Transaction Documents.

Section 9.8          Unencumbered Cash Balance.  Upon the Closing, KaloBios will have a minimum balance of at least Ten Million Dollars ($10,000,000) in cash, inclusive of the Initial Payment, which shall not be subject to any Encumbrance or Permitted Encumbrance.

Section 9.9          Data.  KaloBios acknowledges that access and use of data not commissioned by the Company are provided “as is, where is,” that the Company makes no representations and warranties concerning the same and that the Company fully disclaims any and all implied warranties concerning the same.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 9.10          Private Offering.  Neither KaloBios nor anyone acting on its behalf has offered the Warrant (or the Warrant Shares) or any similar securities for sale to, or solicited any offer to buy the Warrant (or the Warrant Shares) or any similar securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Company, which has been offered the Warrant (and the Warrant Shares) pursuant to Section 1145 of the U.S. Bankruptcy Code and/or as a private sale for investment.  The offer, sale and issuance of the Warrant and the Warrant Shares to be issued in conformity with the terms of this Agreement and the Confirmation Order, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of applicable state securities laws, and neither KaloBios nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

Section 9.11          Brokers.  Except for Batuta Capital Advisors LLC, which was retained by KaloBios and the fees of which will be paid by KaloBios, no broker, investment banker, agent, finder or other intermediary acting on behalf of KaloBios or its Affiliates or under the authority of KaloBios or any Affiliate is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee directly or indirectly in connection with the Contemplated Transactions.

ARTICLE 10
COVENANTS

Section 10.1          Availability of Records.

(a)          For so long as a Party is required to maintain books, records, files and other information that is subject to this Section 10.1, during normal business hours following reasonable prior notice, each Party will permit the other Party and its Affiliates, employees, agents and representatives, subject to execution of a confidentiality agreement in a form reasonably acceptable to both Parties, to review all Assigned Books and Records and all other information, records and documents in their possession, which are reasonably requested by the other Party and are necessary or useful in connection with any Tax inquiry, audit, investigation or dispute with a Third Party or any litigation, mediation or arbitration or similar legal Action by any Governmental Authority reasonably requiring access to any such books and records, in each case relating to or arising out of transactions or events occurring prior to the Closing and that relate to the Compound, the Product or the Acquired Assets.  Each Party will cause its employees, agents and representatives to abide by the terms of the confidentiality agreement entered into with respect to any access or information provided pursuant to this Section 10.1(a). Each Party will direct its employees (without substantial disruption of employment) to render any assistance that the other Party may reasonably request in accessing or utilizing the Assigned Books and Records or other information, records or documents. The Party requesting access to any such books and records or other information shall bear all of the out-of-pocket costs and expenses (including attorneys’ fees) reasonably incurred by the other Party in order to comply with this Section 10.1.

(b)          Each Party will preserve all information, records and documents relating to or arising out of transactions or events occurring prior to the Closing and that relate to the Compound, the Product or the Acquired Assets until the later of: (i) [***] after the Closing; or (ii) the expiration of the required retention period under any applicable Laws for all such information, records or documents.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 10.2          Regulatory.

(a)          The Parties shall cooperate and use commercially reasonable efforts to obtain promptly all consents from all Governmental Authorities or Regulatory Authorities that may be or become necessary for the performance of each of their respective obligations pursuant to the Transaction Documents.

(b)          Each Party shall promptly notify the other Party of any communication it or any of its Affiliates sends to or receives from any Governmental Authority or Regulatory Authority relating to the matters that are the subject of this Agreement.

Section 10.3          Disqualification Events or Debarment.  [***] KaloBios agrees to immediately terminate the employment, consultancy, agency or other service relationship of any KaloBios Covered Person if such KaloBios Covered Person:

(a)          is subject to any Disqualification Event;

(b)          is charged with any felony or misdemeanor within the ambit of 42 U.S.C. §§ 1320a-7(a), 13a-7(b)(1)-(3), or pursuant to the analogous Laws of any Regulatory Authority, or is proposed for exclusion, or the subject of exclusion or debarment proceedings by any Regulatory Authority, during such individual’s service relationship with KaloBios; or

(c)          becomes excluded, suspended or debarred from participation or otherwise is ineligible to participate, in any U.S. or non-U.S. health care programs (or has been convicted of a criminal offense that falls within the scope of 42 U.S.C. § 1320a-7 but not yet excluded, debarred, suspended, or otherwise declared ineligible), or excluded, suspended or debarred by a Regulatory Authority from participation, or otherwise ineligible to participate, in any procurement or non-procurement programs.

Section 10.4          Further Assurances. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other acts, as is reasonably necessary or appropriate in order to consummate the Contemplated Transactions on the terms and subject to the conditions set forth herein, or to carry out the expressly stated purposes and the clear intent of this Agreement and the Contemplated Transactions.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 10.5          Consents.  In the event that (a) the sale, novation, conveyance, assignment or transfer of any Acquired Asset (including any Assumed Contract) or any claim, right or benefit arising thereunder or resulting therefrom, without the consent of any Third Party, would constitute a breach or other contravention thereof, be ineffective with respect to any party thereto, or in any way adversely affect the claims, rights or benefits of KaloBios thereunder, and (b) the Company shall not have received the consent or approval of such Person prior to the Effective Date, at the request of and for the benefit of KaloBios as to a particular Acquired Asset, the Company and KaloBios shall use reasonable commercial efforts to obtain the consent or approval of any such Person to the assignment, transfer or novation of any such Acquired Asset or any claims, rights or benefits arising thereunder (to the extent such claims, rights or benefits constitute Acquired Assets) for the assignment or transfer thereof to KaloBios.  Until such consent or approval is obtained, at the request of and for the benefit of KaloBios as to a particular Acquired Asset, the Company will cooperate with KaloBios to enter into a mutually agreeable arrangement under which (i) KaloBios would obtain, to the maximum extent possible, the claims, rights and benefits under each such Acquired Asset (to the extent such claims, rights or benefits constitute Acquired Assets), including subcontracting, sublicensing, or subleasing to KaloBios with KaloBios obtaining any and all rights of the Company against any party related thereto, (ii) KaloBios would assume, to the extent possible, all obligations of the Company under such Assumed Contracts (to the extent such obligations constitute Assumed Liabilities) and agree to perform and discharge all such obligations under such Assumed Contracts and indemnify the Company in connection therewith, and (iii) the Company would enforce at [***] cost and at the reasonable request of and for the benefit of KaloBios, any and all claims, rights and benefits of the Company against any Third Party thereto arising from any such Assumed Contract (to the extent such claims, rights or benefits constitute Acquired Assets).  At the request of and for the benefit of KaloBios as to a particular Acquired Asset, the Company and KaloBios shall continue to use reasonable commercial efforts to obtain all such required consents and approvals, it being understood that upon receipt of all required consents and approvals for the assignment, novation or transfer of an Acquired Asset (or any claim, right or benefit arising thereunder or resulting therefrom to the extent such claims, rights or benefits constitute Acquired Assets) to KaloBios, the assignment, novation or transfer of such Acquired Asset shall be deemed to be effective as of the Closing Date.  The Company will promptly pay to KaloBios, when received, all monies received under any Acquired Asset, or any claim, right or benefit arising thereunder (to the extent such claims, rights or benefits constitute Acquired Assets), not assigned or transferred to KaloBios on the Closing Date.  KaloBios will promptly pay to the Company any amounts constituting Assumed Liabilities that are required to be paid by the Company, and actually paid to a Third Party, with respect to any Assumed Liability.

Section 10.6          Omitted Assets.  If KaloBios reasonably determines that an asset owned or licensed by the Company relating to the Compound or the Product or material to the Exploitation of the Compound or the Product in accordance with the terms and conditions of the Joint Development Plan (an “Omitted Asset”) was not transferred to KaloBios as part of the Acquired Assets and notifies the Company in writing of the existence of such Omitted Asset and KaloBios’ belief that such Omitted Asset constitutes an Acquired Asset, the Company shall cooperate in good faith with KaloBios to determine whether such Omitted Asset should have been transferred to KaloBios as an Acquired Asset, and if the Company agrees that such Omitted Asset should have been transferred to KaloBios, the Company shall either (a) transfer and assign the Omitted Asset to KaloBios, or (b) otherwise make the benefits of such Omitted Asset available to KaloBios.  Any consideration payable by KaloBios for any such Omitted Assets shall be deemed to have already been included in the Initial Payment for the Acquired Assets. Notwithstanding the foregoing, [***] shall be responsible for payment of any fees or costs associated with the transfer of any Omitted Assets.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 10.7          Reserved.

Section 10.8          Listing of Common Stock on National Securities Exchange.  If determined by the Board of Directors of KaloBios to be in the best interests of KaloBios and its stockholders in accordance with applicable Law, KaloBios shall use commercially reasonable efforts to relist its Common Stock on a national securities exchange.

Section 10.9          Securities Registration Matters.

(a)          SEC No-Action Submission.  As contemplated by the Confirmation Order, KaloBios shall prepare (with the reasonable assistance, cooperation and support of the Company) and submit to the SEC a request that the staff of the SEC issue a “no-action letter” confirming to KaloBios that the staff of the SEC will recommend to the SEC that the SEC not take enforcement action against KaloBios for reliance on the exemption provided by Section 1145 of the Bankruptcy Code with respect to the Warrant and the Warrant Shares (such confirmatory letter from the SEC, the “No-Action Letter”).

(b)          Registration.  If KaloBios shall determine to file a Registration Statement for the account of a security holder or holders, other than a Registration Statement relating solely to employee benefit plans, a Registration Statement relating to the offer and sale of debt securities, a Registration Statement relating to a corporate reorganization or other transaction pursuant to Rule 145 under the Securities Act, or a Registration Statement on any registration form that does not permit secondary sales, KaloBios will:

(i)          promptly give written notice of the proposed registration to the Company;

(ii)         use its commercially reasonable efforts to include in such Registration Statement (and any related qualification under other securities or “blue sky” laws, provided, that KaloBios shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any state or jurisdiction) all of the Registrable Securities; and

(iii)        use commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement (A) have been sold thereunder or pursuant to Rule 144, or (B) otherwise cease to be Registrable Securities.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)          Obligations of the Company.  The Company shall take all commercially reasonable efforts to cooperate with all reasonable requests from KaloBios as are necessary for KaloBios to perform its obligations under Section 10.9(a) and Section 10.9(b).  Furthermore, the Company agrees to furnish to KaloBios in a timely manner a completed questionnaire in customary form reasonably acceptable to the Company containing all information regarding the Company as necessary for KaloBios to comply with the requirements of the Securities Act in connection with the filing of any Registration Statement covering any of the Registrable Securities.

Section 10.10          Insurance.  For so long as KaloBios is obligated to make any payments to the Company and for a period of [***] thereafter, KaloBios shall, at its sole cost and expense, obtain, pay for and maintain in full force and effect commercial general liability and professional liability (Errors and Omissions) insurance in commercially reasonable and appropriate amounts that (a) provides product liability coverage concerning the Products, and (b) with policy limits that reflect the customs of the industry, accounting for the then current and planned operations of KaloBios.  KaloBios shall have the Company named in each policy as an additional insured.  Upon request by the Company, KaloBios shall provide the Company with certificates of insurance or other reasonable written evidence of all coverages described herein.

ARTICLE 11
 CONFIDENTIALITY

Section 11.1          Confidential Information.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that the receiving Party (the “Receiving Party”) will, and will cause its employees, agents and representatives to, keep confidential and not publish or otherwise disclose or use for any purpose other than as provided for in this Agreement any confidential or proprietary information and materials, patentable or otherwise, in any form (written, oral, photographic, electronic, magnetic, or otherwise), which are disclosed to it by the other Party (the “Disclosing Party”) or otherwise received or accessed by a Receiving Party in the course of performing its obligations or exercising its rights under this Agreement, the Letter of Intent, the Prior Letter of Intent or the Confidential Disclosure Agreement (collectively, “Confidential Information”), except to the extent that it can be established by the Receiving Party that such Confidential Information:

(a)          was in the lawful knowledge and possession of the Receiving Party prior to the time it was disclosed to, or learned by, the Receiving Party, or was otherwise developed independently by the Receiving Party, as evidenced by written records kept in the ordinary course of business, or other documentary proof of actual knowledge by the Receiving Party;

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)          was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

(c)          became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement; or

(d)          was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others.

Section 11.2          Authorized Disclosure.  Except as otherwise provided in this Agreement, a Receiving Party may use and disclose Confidential Information of the Disclosing Party as follows:

(a)          under appropriate confidentiality provisions substantially equivalent to those in this Agreement, in connection with the performance of its obligations or exercise of rights granted or reserved in this Agreement;

(b)          to the extent such disclosure is reasonably necessary in filing or prosecuting patent, copyright and trademark applications, prosecuting or defending litigation, complying with applicable governmental regulations, obtaining Governmental Approval, conducting pre-clinical activities or clinical trials, marketing products or services, or otherwise required by applicable Laws; provided, that if a Receiving Party is required by Applicable Laws to make any such disclosure of a Disclosing Party’s Confidential Information it will (i) give reasonable advance notice to the Disclosing Party of such disclosure requirement, (ii) upon the request of the Disclosing Party, use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed and cooperate with the Disclosing Party, and (iii) only disclose that portion of the Confidential Information required to be disclosed by Applicable Laws;

(c)          existing or prospective investors, advisors, collaborators, (sub)licensees, partners, lenders, acquirers or joint venturers, in each case solely to the extent related to the Contemplated Transactions and under appropriate confidentiality provisions substantially equivalent to those of this Agreement; and

(d)          as reasonably required under the circumstances, to a Third Party in connection with: (i) a Change of Control; or (ii) to the extent mutually agreed in writing by the Parties.

In each of the above authorized disclosures, the Receiving Party shall remain responsible for any failure by any Person who receives the Confidential Information from the Receiving Party pursuant to this Section 11.2 to treat such Confidential Information as required under this Article 11.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 11.3          Press Release; Disclosure of Agreement.  Except to the extent required by applicable Law, neither Party will issue any press release or other public disclosure concerning this Agreement, the subject matter hereof or the Parties’ activities hereunder, or any results or data arising hereunder, except with the other Party’s prior written consent.  A Party may publicly disclose, without regard to the preceding requirements of this Section 11.3, any information that was previously publicly disclosed pursuant to this Section 11.3; provided, that such disclosure does not materially alter the meaning of the information disclosed previously.

Section 11.4          Survival.  Each Party’s obligations with respect to the other Party’s Confidential Information shall survive the expiration or termination of this Agreement until the later of (a) [***] from disclosure of the Confidential Information, and (b) for so long as the Confidential Information is protected under applicable Laws.

ARTICLE 12
 INDEMNIFICATION

Section 12.1          Indemnification by the Company.  In each case subject to Section 4.8, the Company shall, at its sole expense, defend, indemnify, and hold KaloBios and its Affiliates and their respective officers, managers, directors, employees, and agents harmless from and against any and all liabilities, damages, losses, costs and expenses including the reasonable fees of attorneys and other professionals (collectively, “Losses”), arising out of or resulting from:

(a)          any breach of any representation or warranty made by the Company under the Transaction Documents;

(b)          any breach of any covenant made by the Company under the Transaction Documents;

(c)          the gross negligence of wrongful intentional acts or omissions of the Company, its Affiliates, and its or their respect directors, officers, employees and agents, in connection with the Company’s performance of its obligations or exercise of its rights under this Agreement;

(d)          the extent to which the Company commercializes a Product, and any allegation that personal injury or death, or any damage to any property, was caused or allegedly caused by any Product manufactured, sold or used by or for the Company, including, without limitation, manufacturing or design defects in the Products or the failure to warn any person or entity of any such defects in the Products, except to the extent that the foregoing was directly caused by KaloBios in breach of its obligations pursuant to this Agreement; and

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e)          the Excluded Liabilities or Excluded Assets;

except, in each case of Sections 12.1(a) through 12.1(e) (inclusive), to the extent that KaloBios is required to indemnify the Company with respect to such Losses under Section 12.2.

Section 12.2          Indemnification by KaloBios.  KaloBios shall, at its sole expense, defend, indemnify, and hold the Company and its Affiliates and their respective officers, managers, directors, employees, and agents harmless from and against any and all Losses arising out of or resulting from:

(a)          any breach of any representation or warranty made by KaloBios under the Transaction Documents;

(b)          any breach of any covenant made by KaloBios under the Transaction Documents;

(c)          the gross negligence of wrongful intentional acts or omissions of KaloBios, its Affiliates, and its or their respect directors, officers, employees and agents, in connection with KaloBios’ performance of its obligations or exercise of its rights under this Agreement;

(d)          to the extent KaloBios or its Affiliates commercialize a Product, any allegation that personal injury or death, or any damage to any property, was caused or allegedly caused by any Product manufactured, sold or used by or for KaloBios, including, without limitation, manufacturing or design defects in the Products or the failure to warn any person or entity of any such defects in the Products, except to the extent that the foregoing was directly caused by the Company in breach of its obligations pursuant to this Agreement;

(e)          any actions taken with respect to the enforcement of any term or provision of the Security Agreement, exercise of any rights of the Company as a secured creditor thereunder or with respect to the taking of any actions by the Company pursuant to the terms of the Security Agreement with respect to the protection of the Collateral (as defined in the Security Agreement), in each case upon, after or during any Event of Default (as defined in the Security Agreement); and

(f)          the Acquired Assets or the Assumed Liabilities;

except, in each case of Sections 12.2(a) through 12.2(f) (inclusive), to the extent that the Company is required to indemnify KaloBios with respect to such Losses under Section 12.1.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 12.3          Indemnification Procedures.  In the event that any Person entitled to indemnification under Section 12.1 or Section 12.2 (an “Indemnified Party”) is seeking indemnification, the Indemnified Party shall (a) inform, in writing, the indemnifying Party under Section 12.1 or Section 12.2 (the “Indemnifying Party”) as soon as reasonably practicable after the Indemnified Party receives any written notice of any Action against or involving the Indemnified Party by a Governmental Authority or other Person, or otherwise discovers the liability, obligation or facts giving rise to such claim for indemnification (the “Claim”), (b) permit the Indemnifying Party to assume direction and control of the defense of the Claim (provided, that the Indemnifying Party may not settle the Claim without the prior consent of the Indemnified Party, not to be unreasonably withheld), (c) cooperate as reasonably requested (at the expense of the [***]) in the defense of the Claim, and (d) undertake all reasonable steps to mitigate any loss, damage or expense with respect to the Claim(s).  Without limiting the foregoing, any Indemnified Party will be entitled to participate in the defense of a Claim for which it has sought indemnification hereunder and to employ counsel of its choice for such purpose; provided, that such employment will be at the [***] expense unless (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (ii) the Indemnifying Party has failed to assume the defense (or has failed to continue to defend such Claim in good faith) and employ counsel in accordance with this Section 12.3, in which case the Indemnified Party will be allowed to control the defense, or (iii) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived.

Section 12.4          Right of Set Off.  Upon notice to the Company specifying in reasonable detail the basis therefor, KaloBios shall have the right to set off any amount to which it may be entitled with respect to any Losses pursuant to Section 12.1 (but in all cases, subject to the limits set forth in Section 12.6 and Section 12.7) against any future amounts payable by KaloBios to the Company pursuant to the Transaction Documents on or after the date such Losses are finally determined by written agreement of the Parties or pursuant to a final judgement issued by a court in accordance with Section 14.2.

Section 12.5          Survival.  The representations and warranties of the Parties contained herein shall survive for a period of [***] following the Closing, except that each of the Company’s and KaloBios’ Fundamental Representations shall survive [***] (and for no less than [***]).  Any claim for indemnification on account of breach of a representation, warranty or covenant will survive the applicable termination date if a Party, prior to such termination date, advises the other Party in writing of facts that constitute or may give rise to an alleged claim for indemnification, specifying in reasonable detail the basis under this Agreement for such claim.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 12.6          Limitation on Indemnity.

(a)          Indemnification by the Company for Breach of Representation or Warranty.  Notwithstanding the provisions of Section 12.1, the Company shall not be liable for Losses under Section 12.1(a) unless the aggregate amount of Losses with respect to all misrepresentations or breaches of warranty exceed [***] (the “Indemnification Basket”), in which event all Losses incurred shall be subject to indemnification. The Company’s aggregate liability for all Losses under Section 12.1(a) shall not exceed the lesser of (i) the consideration actually received by the Company under this Agreement and (ii) [***] (the “Cap”).

(b)          Indemnification by KaloBios for Breach of Representation or Warranty.  Notwithstanding the provisions of Section 12.2(a), (i) KaloBios shall not be liable for Losses under Section 12.2 unless the aggregate amount of Losses with respect to all misrepresentations or breaches of warranty exceed the Indemnification Basket, in which event all Losses incurred shall be subject to indemnification, and (ii) in no event shall KaloBios’ aggregate liability for Losses under Section 12.2(a) exceed the Cap.

(c)          Insurance Proceeds. Payments by an Indemnifying Party pursuant to Section 12.1 or Section 12.2 in respect of any Losses shall be limited to the amount of any liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment actually received by the Indemnified Party in respect of any such claim, less any related costs and expenses, including the aggregate cost of pursuing any related insurance claims and any related increases in insurance premiums or other chargebacks (it being agreed that neither Party shall have any obligation to seek to recover any insurance proceeds in connection with making a claim under this Article 12 and that, promptly after the realization of any insurance proceeds, indemnity, contribution or other similar payment, the Indemnified Party shall reimburse the Indemnifying Party for such reduction in Losses for which the Indemnified Party was indemnified prior to the realization of reduction of such Losses).

(d)          Knowledge. Neither Party shall be liable under this Article 12 for any Losses based upon or arising out of any inaccuracy in or breach of any of the representations or warranties of such Party contained in this Agreement that the other Party had knowledge of such inaccuracy or breach prior to the Closing.

Section 12.7          Limitation of Liability.  NEITHER PARTY, NOR ANY OF ITS AFFILIATES SHALL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, RELIANCE OR PUNITIVE DAMAGES, WHETHER LIABILITY IS ASSERTED IN CONTRACT OR TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE. THE COMPANY AND ITS AFFILIATES SHALL NOT BE LIABLE UNDER ANY CIRCUMSTANCES FOR ANY LOSSES THAT EXCEED THE AMOUNTS THAT THE COMPANY HAS RECEIVED OR IS ENTITLED TO RECEIVE PURSUANT TO THE TRANSACTION DOCUMENTS.

Section 12.8          Exclusive Remedy.  Except in the case of fraud or as otherwise provided in Section 4.8, from and after the Closing, the indemnification provided in this Section 12.8, subject to the limitations herein, shall be the sole and exclusive monetary remedy of the Indemnified Parties for any and all liability arising out of, under or in connection with the Transaction Documents (including any breaches of any representations and warranties and covenants provided in the Transaction Documents) or in connection with the transactions contemplated thereby.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 13
 TERM AND TERMINATION

Section 13.1          Term. This Agreement shall commence as of the Effective Date and, unless sooner terminated in whole or in part as specifically provided in this Agreement, shall continue in effect until the full satisfaction of all payment obligations under this Agreement (the “Term”).

Section 13.2          Termination for Convenience. Either Party shall have the right, at its sole discretion and without any penalty or liability, exercisable at any time during the Term, to terminate this Agreement for any reason or no reason at all upon ninety (90) days’ prior written notice to the other Party.

Section 13.3          Termination for Cause.

(a)          Termination for Material Breach.  Either Party (the “Non-breaching Party”) may, without prejudice to any other remedies available to it at law or in equity, terminate this Agreement in the event the other Party (the “Breaching Party”) shall have materially breached or defaulted in the performance of its obligations under the Transaction Documents and such breach or default shall have continued for sixty (60) days after written notice thereof was provided to the Breaching Party by the Non-breaching Party, such notice describing with particularity and in detail the alleged material breach or default.  Any such termination of this Agreement under this Section 13.3(a) shall become effective at the end of such sixty (60) day period, unless the Breaching Party has either (i) cured any such breach or default prior to the expiration of such sixty (60) day period, or (ii) if such breach is not susceptible to cure within such sixty (60) day period, the Breaching Party has, within such sixty (60) day period, provided to the Non-breaching Party a written plan that is reasonably calculated to effect a cure and such plan is reasonably acceptable to the Non-breaching Party.  Where the Non-breaching Party has accepted any such plan in accordance with the preceding sentence, the Non-breaching Party may terminate this Agreement immediately upon written notice to the Breaching Party if the Breaching Party subsequently fails to carry out such plan.

(b)          Company Termination Right.  The Company may terminate this Agreement only with respect to the license granted to KaloBios under Section 7.7 immediately upon written notice to KaloBios if Martin Shkreli is appointed as an agent, employee, consultant, officer or director of KaloBios.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 13.4          Termination for Bankruptcy.  In the event that following the Closing either Party makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act in any state or country or has any such petition filed against it which is not discharged within sixty (60) days of the filing thereof, then the other Party may thereafter terminate this Agreement effective immediately upon written notice to such Party.  In connection therewith, all rights and licenses granted under or pursuant to any section of this Agreement are and shall otherwise be deemed to be for purposes of Section 365(n) of Title 11, United States Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined in Section 101(56) of the Bankruptcy Code.  The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code, including without limitation, under Section 365(n)(4) thereto.  Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.  For the avoidance of doubt, in the event that the ability to terminate this Agreement pursuant to this Section 13.4 is not enforceable for any reason, all other provisions in this Section 13.4 shall remain fully enforceable in accordance with Section 15.3.

Section 13.5          Termination of Joint Development Program upon Mutual Consent.  The obligations of the Parties under Article 5 may be terminated by written mutual consent, such consent not to be unreasonably withheld, conditioned or delayed, upon mutual agreement on a transition plan with respect to the Joint Development Program. If such transition plan is not mutually agreed within thirty (30) days after either Party has notified the other of its desire to terminate such obligations, either Party may immediately terminate such obligations upon written notice to the other Party.

Section 13.6          Effects of Termination after Closing.

(a)          Upon Termination by KaloBios for Convenience.  Except as otherwise provided in this Agreement, in the event of termination of this Agreement by KaloBios pursuant to Section 13.2, (i) all rights and licenses granted to KaloBios under this Agreement shall terminate, (ii) KaloBios shall, upon the written request of the Company and in exchange for the payment described in subsection (iv) below, which request shall be in the sole discretion of the Company, transfer to the Company all right, title and interest in and to the Acquired Assets any and all intellectual property rights, regulatory approvals and any other assets developed from the Acquired Assets pursuant to the Joint Development Program and used by the Parties in the Joint Development Program or commercialization of the Product after the date hereof (the “Future Assets”), in all cases, free and clear of any Encumbrances other than those in favor of the Company, (iii) upon the earlier of (x) the return of all Collateral (as defined in the Security Agreement) pursuant to sub-clause (ii) above and (y) sixty (60) days after termination of this Agreement under this Section 13.6(a), the Security Agreement shall terminate, and (iv) upon a request by the Company pursuant to sub-clause (ii) above and simultaneously with the transfer to the Company of all right, title and interest in and to the Collateral, the Company will pay to KaloBios an amount equal to [***] of the Joint Development Program Costs actually incurred by KaloBios under this Agreement.  Upon termination by KaloBios pursuant to this Section 13.6(a), KaloBios shall deliver to the Company a certificate executed by the Chief Financial Officer of KaloBios certifying in good faith all Joint Development Program Costs actually incurred by KaloBios under this Agreement. KaloBios agrees that upon the termination of this Agreement pursuant to this Section 13.6(a) and thereafter until the Company’s receipt of an MAA for the Product in the United States it shall not engage in any research or development activities with respect to the Compound or the Product in the Licensed Field.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)          Upon Termination by KaloBios for Cause or Insolvency.  Except as otherwise provided in this Agreement, in the event of termination of this Agreement by KaloBios pursuant to Section 13.3(a) or Section 13.4, in addition to, and not in lieu of, any rights and remedies of KaloBios under this Agreement (at law or in equity) all rights and licenses granted to KaloBios under this Agreement shall continue perpetually, and, subject to Article 12, the Company’s rights to any payments to be made by KaloBios under this Agreement shall continue for the terms set forth herein.

(c)          Upon Termination by the Company for Convenience.  Except as otherwise provided in this Agreement, in the event of termination of this Agreement by the Company pursuant to Section 13.2, in addition to, and not in lieu of, any rights and remedies of the Company under this Agreement (at law or in equity) all rights and licenses granted to the Company under this Agreement, including the right to receive future payments, and the Security Agreement, shall terminate upon the effective date of termination, as will the Security Agreement, and all rights and licenses granted to KaloBios under this Agreement shall continue perpetually.

(d)          Upon Termination by the Company for Cause or Insolvency.  Except as otherwise provided in this Agreement, in the event of termination of this Agreement by the Company pursuant to Section 13.3(a) or Section 13.4, (i) all rights and licenses granted to KaloBios under this Agreement shall terminate upon the effective date of such termination, and (ii) KaloBios shall transfer to the Company all right, title and interest in and to the Acquired Assets and Future Assets, free and clear of any Encumbrances other than those in favor of the Company and upon completion of such transfer, the Security Agreement will terminate.

Section 13.7          Termination Prior to Closing.  This Agreement may be terminated and the Contemplated Transactions may be abandoned at any time prior to the Closing:

(a)          by mutual written agreement of the Parties;

(b)          by the Company or KaloBios if any court of competent jurisdiction or other Governmental Authority shall have issued an order, decree or ruling, or taken any other action permanently restraining, enjoining or otherwise prohibiting the Contemplated Transactions and such order, decree, ruling or other action shall have become final and non-appealable;

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)          by the Company or KaloBios if the Contemplated Transactions shall not have been consummated on or before June 30, 2016; provided, that the right to terminate this Agreement under this Section 13.7(c) shall not be available to any Party whose failure to fulfill any obligation under this Agreement is the primary cause of, or results in, the failure to consummate the Contemplated Transactions on or before such date;

(d)          by KaloBios if (i) any of the conditions set forth in Section 2.7(b) shall have become incapable of fulfillment and shall not have been waived by KaloBios or (ii) the Company shall materially breach any of its representations, warranties, covenants or other obligations hereunder prior to the Closing and, within ten (10) days after written notice of such breach to the Company, such breach shall not have been cured or waived by KaloBios and the Company shall not have provided reasonable assurance to KaloBios that such breach will be cured in all material respects on or before the Closing; or

(e)          by the Company if (i) any of the conditions set forth in Section 2.7(c) shall have become incapable of fulfillment and shall not have been waived by the Company or (ii) KaloBios shall materially breach any of its representations, warranties, covenants or other obligations hereunder prior to the Closing and, within ten (10) days after written notice of such breach to KaloBios, such breach shall not have been cured or waived by the Company and KaloBios shall not have provided reasonable assurance to the Company that such breach will be cured in all material respects on or before the Closing.

Notwithstanding any else contained in this Agreement, the right to terminate this Agreement under this Section 13.7 shall not be available to any Party (i) that is in material breach of its obligations hereunder prior to the Closing or (ii) whose failure to fulfill its obligations or to comply with its covenants under this Agreement has been the cause of, or resulted in, the failure to satisfy any condition to the obligations of the Parties hereunder unless waived in writing by the other Party.

Section 13.8          Other Termination Consequences.

(a)          Return of Proprietary Information.  In the event of termination of this Agreement, each Party shall return all data, files, records and other materials in its possession or control containing or comprising the other Party’s Confidential Information to which such first Party does not retain rights under the surviving provisions of this Agreement (except one copy of which may be retained solely for archival purposes).

(b)          Accrued Rights.  The expiration or termination of this Agreement shall not relieve the Parties from performing any obligations accrued under this Agreement prior to, or exercising any of its rights hereunder with respect to any breach by the other Party of the Agreement occurring prior to, the date this Agreement expires or terminates (including the obligation to make payments accrued as of the effective date of such expiration or termination but not yet paid).

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)          Survival.  Notwithstanding any other provision of this Agreement the following provisions, shall survive the termination or expiration of this Agreement for any reason, in accordance with their respective terms and conditions, and for the duration stated, and where no duration is stated, shall survive for so long as required to give effect to the subject matter of the provision: Articles 1, 11, 12, 13, 14 and 15 and Sections 3.6, 3.8, 3.9 and 7.10 as well as any applicable definitions in Article 1 and any other provisions which are expressed to survive termination or expiration or which are required to give effect to such termination or expiration.

ARTICLE 14
 DISPUTE RESOLUTION

Section 14.1          Governing Law.  This Agreement and all disputes arising out of or related to this Agreement or any breach hereof shall be governed by and construed under the laws of the State of Delaware, without giving effect to any choice of law principles that would require the application of the laws of a different state.

Section 14.2          Dispute Resolution.  Unless otherwise set forth in this Agreement or required by Law, in the event of a dispute, claim or controversy between the Parties arising under or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this Agreement, (each, a “Dispute”), the Party shall refer such Dispute to their respective Executive Officers, and such Executive Officers shall attempt in good faith to resolve such Dispute.  If the Executive Officers are unable to resolve a given Dispute pursuant to this Section 14.2 within [***] of referring such Dispute to the Executive Officers (other than prior to the Closing, in which case within [***] of such dispute), either Party may bring suit exclusively in the state and federal courts of competent jurisdiction located in the State of Delaware and in no other jurisdiction; provided, however, that with respect to any suit brought prior to Closing, such suit shall be exclusively brought before the United States Bankruptcy Court for the District of Delaware.  Each Party hereby consents to personal jurisdiction and venue in, and agrees to service of process issued or authorized by, such courts and all such actions shall first be brought before such courts.

ARTICLE 15
 GENERAL PROVISIONS

Section 15.1          Force Majeure.  Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to any occurrence beyond the reasonable control of such Party that (a) prevents or substantially interferes with the performance by such Party of any of its obligations hereunder, and (b) occurs by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute, casualty or accident, war, revolution, civil commotion, act of terrorism, blockage or embargo, or injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative of any such government. In event of such force majeure, the Party affected shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 15.2          Assignment.  This Agreement (i) may be assigned by KaloBios in whole or in part to any Third Party without the consent of the Company, and (ii) may not be assigned by the Company in whole or in part without the consent of KaloBios; provided, that the Company may assign this Agreement in whole without the consent of KaloBios to an Affiliate or in the event of a Change of Control of the Company.  Any permitted assignee will expressly assume all obligations imposed on the assigning Party by this Agreement in writing.  Further (a) if the assignee of KaloBios is of equal or superior (i) creditworthiness and (ii) ability to perform obligations under this Agreement to KaloBios as of the date of assignment, as demonstrated by the assignee’s (x) ability to fund the Joint Development Program for the first [***] after assignment and (y) track record of research and development and product commercialization in the biopharmaceutical industry, then KaloBios shall not remain liable for the assignee’s performance of its obligations under this Agreement, and (b) if the assignee of KaloBios is not of equal or superior creditworthiness and ability to KaloBios as of the date of assignment, then KaloBios shall remain directly liable to the Company for all performance obligations (including payment obligations) of the assignee under this Agreement.  This Agreement shall bind and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.  Any purported assignment in violation of this Section 15.2 shall be null and void.

Section 15.3          Severability.  If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible.  Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

Section 15.4          Notices.  All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by electronic mail (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to the Company:

Savant Neglected Diseases, LLC
P.O. Box 620732
Woodside, CA 94062
Attn:          Stephen L. Hurst
Email:[          ***]

with a copy (which shall not constitute notice) to:

Dorsey & Whitney LLP
305 Lytton Avenue
Palo Alto, CA, 94301
Attn:          Evan Ng
Email:          [***]

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

If to KaloBios:

KaloBios Pharmaceuticals, Inc.
1000 Marina Blvd, Suite 250
Brisbane, CA 94005
Attn:          Cameron Durrant, CEO
Email:          [***]

with a copy (which shall not constitute notice) to:

Hogan Lovells US LLP
100 International Drive, Suite 2000
Baltimore, MD 21202
Attn:          Asher M. Rubin
 Email: [***]

or to such other address(es) as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith.  Any such notice shall be deemed to have been given:  (a) when delivered if personally delivered or sent by electronic mail on a Business Day (or if delivered or sent on a non-Business Day, then on the next Business Day); (b) on the Business Day after dispatch if sent by nationally-recognized overnight courier; or (c) on the fifth (5th) Business Day following the date of mailing, if sent by mail.

Section 15.5          Construction of Agreement.  In the event an ambiguity or a question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring either Party by virtue of the authorship of any provisions of this Agreement.  The language in this Agreement is to be construed in all cases according to its fair meaning.

Section 15.6          Headings; Interpretation.  Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement.  Further, in this Agreement: (a) the word “including” shall be deemed to be followed by the phrase “without limitation” or like expression; (b) the singular shall include the plural and vice versa; and (c) masculine, feminine and neuter pronouns and expressions shall be interchangeable.  A Party includes its permitted assignees and/or the respective successors in title to substantially the whole of its undertaking.  A statute or statutory instrument or any of their provisions is to be construed as a reference to that statute or statutory instrument or such provision as the same may have been or may from time to time hereafter be amended, restated, modified, supplemented, or re-enacted.  The Exhibits and other attachments form part of the operative provisions of this Agreement and references to this Agreement shall, unless the context otherwise requires, include references to the recitals and the Exhibits and attachments.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 15.7          Independent Contractors.  Nothing herein shall be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties.  Each Party is an independent contractor.  Neither Party shall assume, either directly or indirectly, any liability of or for the other Party.  The Parties shall not have the authority to bind or obligate the other Party and neither Party shall represent that it has such authority.

Section 15.8          Performance by Affiliates.  Each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates.  Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.  Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

Section 15.9          Waiver.  Neither Party may waive or release any of its rights or interests in this Agreement except in writing.  The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.  No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term.

Section 15.10          Counterparts.  This Agreement may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers.  Signatures transmitted via .pdf shall be treated as original signatures.

Section 15.11          Expenses.  Each of the Parties will bear its own direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and, except as set forth in this Agreement, the performance of the obligations contemplated hereby and thereby.

Section 15.12          Time of the Essence. Time is of the essence for the performance of each Party’s obligations under this Agreement.

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 15.13          Entire Agreement; Amendments.  This Agreement, including the Exhibits and Schedules hereto, together with the other Transaction Documents, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior and contemporaneous agreements and understandings between the Parties with respect to the subject matter hereof, including, without limitation, the Confidential Disclosure Agreement, the Letter of Intent and the Prior Letter of Intent; provided, that Sections 1.B, 4, 5, 6, 7, 8, 11 and 12 of the Letter of Intent shall survive until the Closing in accordance with the terms thereof, subject to Sections 13.6 and 13.8 of this Agreement.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties with respect to the subject matter of this Agreement other than as are set forth in this Agreement, the other Transaction Documents, and the surviving provisions of the Letter of Intent set forth above.  No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.  In the event of any conflict between the terms of this Agreement and the terms of any Transaction Document, the terms of this Agreement shall prevail.

[Signature Page Follows]

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

SAVANT NEGLECTED DISEASES, LLC

By:	/s/ Stephen L. Hurst
Name: Stephen L. Hurst
Title: Managing Member

KALOBIOS PHARMACEUTICALS, INC.

By:	/s/Cameron Durrant
Name: Cameron Durrant
Title: Chairman and Chief Executive Officer

[Signature Page to Agreement for the Manufacture, Development and Commercialization of Benznidazole for Human Use]

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

COMPOUND

[***]

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
I

EXHIBIT B-1

ISSUED COMPANY PATENTS

[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-2

PENDING COMPANY PATENTS

[***]

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

FORM OF BILL OF SALE

[Attached hereto.]

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

FORM OF BILL OF SALE

This BILL OF SALE (this “Bill of Sale”) is entered into as of the [●] day of [●], 2016, by and between Savant Neglected Diseases, LLC, a Delaware limited liability company (the “Company”), in favor of KaloBios Pharmaceuticals, Inc., a Delaware corporation (“KaloBios”).  KaloBios and the Company are each referred to herein by name or as a “Party” or, collectively, as the “Parties.”

WHEREAS, KaloBios and the Company have entered into that certain Agreement for the Manufacture, Development and Commercialization of Benznidazole for Human Use, dated as of the date hereof (the “Agreement”), pursuant to which, among other things, the Company has agreed to sell, and KaloBios has agreed to purchase, the Acquired Assets (as defined in the Agreement), on the terms and subject to the conditions set forth in the Agreement; and

WHEREAS, the Company now seeks to consummate the sale, transfer, conveyance, assignment and delivery of the Acquired Assets to KaloBios.

NOW, THEREFORE, in consideration of the agreements and covenants contained in the Agreement, and the agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby agree as follows:

1.          Defined Terms.  Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

2.          Sale and Transfer of Assets.  Under the terms and subject to the conditions set forth in the Agreement, the Company hereby sells, transfers, conveys, assigns and delivers to KaloBios all of the Company’s right, title and interest in and to all of the Acquired Assets, free and clear of all Encumbrances.  For the avoidance of doubt, the Company does not hereby transfer, convey or assign to KaloBios any Excluded Asset.

3.          Further Assurances.  The Company agrees, upon the reasonable request of KaloBios, to execute and deliver all such further transfers, assignments and conveyances and assurances as may be required to effect the sale, conveyance, transfer and assignment of the Acquired Assets to KaloBios as contemplated herein and in the Agreement and as are necessary to vest in KaloBios all rights, title and interest of the Company in and to the Acquired Assets.

4.          Miscellaneous.

4.1          Assignment.  This Bill of Sale may not be assigned by either Party in whole or in part without the consent of the other Party; provided, that each Party may assign this Bill of Sale without consent of the other Party as set forth in the Agreement.  Any permitted assignee will expressly assume all obligations imposed on the assigning Party by this Bill of Sale in writing.  This Bill of Sale shall bind and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.  Any purported assignment in violation of this Section 4.1 shall be null and void.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.2          Terms of Agreement.  Nothing contained herein shall itself change, amend, extend or alter the terms or conditions of the Agreement in any manner whatsoever.  In the event of any conflict or inconsistency between the terms of the Agreement and the terms hereof, the terms of the Agreement shall govern.

4.3          Governing Law; Disputes.  The dispute resolution, governing law, jurisdiction, venue, process and notice provisions set forth in the Agreement are incorporated herein by reference.

4.4          Severability.  If any provision hereof shall be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible.  Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

4.5          Counterparts.  This Bill of Sale may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Bill of Sale from separate computers or printers.  Signatures transmitted via .pdf shall be treated as original signatures.

[Signature Page Follows]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
2

IN WITNESS WHEREOF, the Parties have caused this Bill of Sale to be executed by their duly authorized representatives as of the date first written above.

SAVANT NEGLECTED DISEASES, LLC

By:
Name: Stephen L. Hurst
Title: Managing Member

[Signature Page to Bill of Sale]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Bill of Sale to be executed by their duly authorized representatives as of the date first written above.

KALOBIOS PHARMACEUTICALS, INC.

By:
Name: Cameron Durrant
Title: Chairman and Chief Executive Officer

[Signature Page to Bill of Sale]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

[Attached hereto.]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment and Assumption Agreement”) is entered into as of the [●] day of [●], 2016, by and between Savant Neglected Diseases, LLC, a Delaware limited liability company (the “Company”), and KaloBios Pharmaceuticals, Inc., a Delaware corporation (“KaloBios”).  KaloBios and the Company are each referred to herein by name or as a “Party” or, collectively, as the “Parties.”

WHEREAS, KaloBios and the Company have entered into that certain Agreement for the Manufacture, Development and Commercialization of Benznidazole for Human Use, dated as of the date hereof (the “Agreement”), pursuant to which, among other things, the Company has agreed to sell, and KaloBios has agreed to purchase, the Acquired Assets (as defined in the Agreement), on the terms and subject to the conditions set forth in the Agreement; and

WHEREAS, pursuant to the Agreement, the Company has agreed to assign to KaloBios, and KaloBios has agreed to assume from the Company, the Assumed Contracts (as defined in the Agreement), on the terms and subject to the conditions set forth in the Agreement.

NOW THEREFORE, in consideration of the agreements and covenants contained in the Agreement, and the agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby agree as follows:

1.          Defined Terms.  Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

2.          Assignment and Assumption.  In accordance with and subject to the terms and conditions of the Agreement, the Company (or its applicable Affiliates) hereby sells, transfers, conveys, assigns and delivers to KaloBios, and KaloBios hereby assumes and agrees to pay, perform, satisfy and discharge (or cause to be paid, performed, satisfied and discharged on behalf of KaloBios) when due, and otherwise be responsible for, all of the Assumed Contracts set forth on Exhibit A to this Assignment and Assumption Agreement.

3.          Miscellaneous.

3.1          Assignment.  This Assignment and Assumption Agreement may not be assigned by either Party in whole or in part without the consent of the other Party; provided, that each Party may assign this Assignment and Assumption Agreement without consent of the other Party as set forth in the Agreement.  Any permitted assignee will expressly assume all obligations imposed on the assigning Party by this Assignment and Assumption Agreement in writing.  This Assignment and Assumption Agreement shall bind and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.  Any purported assignment in violation of this Section 3.1 shall be null and void.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.2          Terms of the Agreement.  Nothing contained herein shall itself change, amend, extend or alter the terms or conditions of the Agreement in any manner whatsoever.  In the event of any conflict or inconsistency between the terms of the Agreement and the terms hereof, the terms of the Agreement shall govern.

3.3          Governing Law; Disputes.  The dispute resolution, governing law, jurisdiction, venue, process and notice provisions set forth in the Agreement are incorporated herein by reference.

3.4          Severability.  If any provision hereof shall be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible.  Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

3.5          Counterparts.  This Assignment and Assumption Agreement may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Assignment and Assumption Agreement from separate computers or printers.  Signatures transmitted via .pdf shall be treated as original signatures.

[Signature Page Follows]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
2

IN WITNESS WHEREOF, the Parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized representatives as of the date first written above.

SAVANT NEGLECTED DISEASES, LLC

By:
Name: Stephen L. Hurst
Title: Managing Member

[Signature Page to Assignment and Assumption Agreement]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized representatives as of the date first written above.

KALOBIOS PHARMACEUTICALS, INC.

By:
Name: Cameron Durrant
Title: Chairman and Chief Executive Officer

[Signature Page to Assignment and Assumption Agreement]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

ASSUMED CONTRACTS

[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E

FORM OF OPINION

[Attached hereto.]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit E

Hogan Lovells US LLP Columbia Square 555 Thirteenth Street, NW Washington, DC 20004 T +1 202 637 5600 F +1 202 637 5910 www.hoganlovells.com

June [●], 2016

Savant Neglected Diseases, LLC
P.O. Box 620732
Woodside, CA 94062

Re:	KaloBios Pharmaceuticals, Inc.

Ladies and Gentlemen:

This firm has acted as counsel to KaloBios Pharmaceuticals, Inc., a Delaware corporation (the "Company"), in connection with the Agreement for the Manufacture, Development and Commercialization of Benznidazole for Human Use, dated as of June [●], 2016 (the "Agreement"), between the Company and Savant Neglected Diseases, LLC, a Delaware limited liability company ("Savant"), and the execution and delivery pursuant thereto of the Security Agreement and the Warrant.  This opinion letter is furnished to you pursuant to the requirements set forth in Section 2.7(c)(vi) of the Agreement in connection with the Closing thereunder on the date hereof.  Capitalized terms used herein which are defined in the Agreement shall have the meanings set forth in the Agreement, unless otherwise defined herein (including in Schedule 1 attached hereto).  Certain other capitalized terms used herein are defined in Schedule 1 attached hereto.

For purposes of this opinion letter, we have examined copies of the documents listed on Schedule 1 attached hereto (the "Documents").  The Agreement, the Security Agreement and the Warrant are referred to hereinafter collectively as the “Transaction Agreements.”

In our examination of the Documents, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the accuracy and completeness of all of the Documents, the authenticity of all originals of the Documents and the conformity to authentic originals of all of the Documents submitted to us as copies (including telecopies).  As to all matters of fact relevant to the opinions expressed and any other statements made herein, we have relied on the representations and statements of fact made in the Documents, we have not independently established the facts so relied on, and we have not made any investigation or inquiry other than our examination of the Documents.  This opinion letter is given, and all statements herein are made, in the context of the foregoing.

Hogan Lovells US LLP is a limited liability partnership registered in the District of Columbia.  “Hogan Lovells” is an international legal practice that includes Hogan Lovells US LLP and Hogan Lovells International LLP, with offices in:  Alicante   Amsterdam   Baltimore   Beijing   Berlin   Brussels   Caracas   Colorado Springs   Denver   Dubai   Dusseldorf   Frankfurt   Hamburg   Hanoi   Ho Chi Minh City   Hong Kong   Houston   London   Los Angeles   Madrid   Miami   Milan   Moscow   Munich   New York   Northern Virginia   Paris   Philadelphia   Prague   Rome   San Francisco   Shanghai   Silicon Valley   Singapore   Tokyo   Ulaanbaatar   Warsaw   Washington DC   Associated offices: Budapest   Jakarta   Jeddah   Riyadh   Zagreb.  For more information see www.hoganlovells.com

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Savant Neglected Diseases, LLC	- 2 -	June [●], 2016

For purposes of this opinion letter, we have assumed that (i) each of the parties to the Transaction Agreements other than the Company has all requisite power and authority under all applicable laws, rules, regulations and governing documents to execute, deliver and perform its obligations under the Transaction Agreements, and Savant has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Transaction Agreements against the Company, (ii) each of the parties to the Transaction Agreements other than the Company has duly authorized, executed and delivered the Transaction Agreements, (iii) each of the parties to the Transaction Agreements is validly existing and in good standing in all necessary jurisdictions (except for the Company in the State of Delaware to the extent stated in paragraph (a) below), (iv) each of the Transaction Agreements constitutes a valid and binding obligation, enforceable against Savant in accordance with its terms, (v) there has been no mutual mistake of fact or misunderstanding, or fraud, duress or undue influence, in connection with the negotiation, execution or delivery of each of the Transaction Agreements, and the conduct of all parties to the Transaction Agreements has complied with any requirements of good faith, fair dealing and conscionability, and (vi) there are and have been no agreements or understandings among the parties, written or oral, and there is and has been no usage of trade or course of prior dealing among the parties (and no act or omission of any party),  that would, in any such case, define, supplement or qualify the terms of any of the Transaction Agreements, and legally sufficient consideration has been given and received for the transactions covered by each of the Transaction Agreements and for the obligations of each of the parties thereunder.  We have also assumed the validity and constitutionality of each relevant statute, rule, regulation and agency action covered by this opinion letter, as well as the Confirmation Order (as defined below).

This opinion letter is based as to matters of law, subject to the exclusions and limitations set forth in this opinion letter, solely on applicable provisions of the following, as currently in effect: (i) as to the opinions expressed in paragraphs (a), (b), and (c), the Delaware General Corporation Law, (ii) as to the opinions expressed in paragraphs (c) and (d), (i) applicable provisions of internal Delaware state law, (ii) the United States Bankruptcy Code, (iii) the Company’s Second Amended Plan of Reorganization, dated May 9, 2016 (the “Plan”), and (iv) the Confirmation Order entered in the pending Chapter 11 case entitled In re Kalobios Pharmaceuticals, Inc. (Case No. 15-12628 (LSS) in the United States Bankruptcy Court for the District of Delaware.

Based upon, subject to and limited by the assumptions, qualifications, exceptions, and limitations set forth in this opinion letter, we are of the opinion that:

(a)          The Company is validly existing as a corporation and in good standing as of the date of the Good Standing Certificate under the laws of the State of Delaware.

(b)          The Company has the corporate power to execute, deliver and perform each of the Transaction Agreements. The execution, delivery and performance by the Company of each of the Transaction Agreements have been duly authorized by all necessary corporate action of the Company.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Savant Neglected Diseases, LLC	- 3 -	June [●], 2016

(c)          Each of the Transaction Agreements has been duly executed and delivered by the Company.

(d)          Each of the Transaction Agreements constitutes a valid and binding obligation of the Company, enforceable by Savant against the Company in accordance with its terms.

The opinion expressed in paragraph (d) above shall be understood to mean only that if there is a default in performance of an obligation, (i) if a failure to pay or other damage can be shown and (ii) if the defaulting party can be brought into a court which will hear the case and apply the governing law, then, subject to the availability of defenses, and to the exceptions elsewhere set forth in this opinion letter, the court will provide a money damage (or perhaps injunctive or specific performance) remedy.

In addition to the assumptions, qualifications, exceptions and limitations elsewhere set forth in this opinion letter, our opinions expressed above are also subject to the effect of:  (1)  bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting creditors' rights (including, without limitation, the effect of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers) with respect to any future bankruptcy (or similar circumstance) of the Company; and (2) the exercise of judicial discretion and the application of principles of equity, good faith, fair dealing, reasonableness, conscionability and materiality (regardless of whether the applicable agreements are considered in a proceeding in equity or at law).

We express no opinion in this letter as to any other statutes, rules and regulations not specifically identified above as being covered hereby (and in particular, we express no opinion as to any effect that such other statutes, rules and regulations may have on the opinions expressed herein).  We express no opinion in this letter as to securities statutes, rules or regulations (and in particular, we express no opinion with respect to the shares issuable upon exercise of the Warrant), antitrust, unfair competition, banking or tax statutes, rules or regulations, or statutes, rules or regulations of any political subdivision below the state level.   We express no opinion in this letter as to creation, attachment, perfection or priority of any security interest on any collateral pursuant to the Security Agreement.  The opinions set forth in paragraphs (a) above are based upon a review of only those statutes, rules and regulations (not otherwise excluded in this letter) that, in our experience, are generally recognized as applicable to transactions of the type covered by the Agreement and to the role of the Company in such transactions.

We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion letter.  This opinion letter has been prepared solely for your use in connection with the closing under the Agreement on the date hereof, and should not be quoted in whole or in part or otherwise be referred to, and should not be filed with or furnished to any governmental agency or other person or entity, without the prior written consent of this firm.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Savant Neglected Diseases, LLC	- 4 -	June [●], 2016

Very truly yours,

HOGAN LOVELLS US LLP

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E

Schedule 1

1.	Executed copy of the Agreement.

2.	Executed copy of the Security Agreement, dated as of the Agreement, by and between the Company and Savant (the “Security Agreement”).

3.	Executed copy of the Common Stock Purchase Warrant, dated as of the date of the Agreement, issued to Savant by the Company (the “Warrant”).

4.	The Certificate of Incorporation of the Company, as certified by the Secretary of State of the State of Delaware on June 27, 2016, and as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect.

5.	The by-laws of the Company, as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect.

6.	Certain resolutions of the Board of Directors of the Company adopted at a meeting on June 28, 2016, as certified by the Secretary of the Company on the date hereof as being complete, accurate and in effect, relating to, among other things, authorization of the Agreement, the Security Agreement, the Warrant and arrangements in connection therewith.

7.	A certificate of good standing of the Company issued by the Secretary of State of the State of Delaware dated June 27, 2016 (the “Good Standing Certificate”).

8.	A certificate of certain officers of the Company, dated the date hereof, as to certain facts relating to the Company (the “Company Officers’ Certificate”).

9.	Findings of Fact, Conclusions of Law, and Order Confirming Second Amended Chapter 11 Plan of Reorganization of Kalobios Pharmaceuticals, Inc. dated June 16, 2016 (the “Confirmation Order”).

10.	The Plan.

CONFIDENTIAL

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F

FORM OF WARRANT

[Attached hereto.]

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW.

COMMON STOCK PURCHASE WARRANT

 KALOBIOS PHARMACEUTICALS, INC.

Warrant Shares: 200,000	Initial Exercise Date: [●], 2016

THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, Savant Neglected Diseases, LLC, a Delaware limited liability company, or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Initial Exercise Date and on or prior to the close of business on the five (5) year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from KaloBios Pharmaceuticals, Inc., a Delaware corporation (“KaloBios”), up to two hundred thousand (200,000) shares (as adjusted hereunder, the “Warrant Shares”) of the common stock, par value $0.001 per share, of KaloBios (“Common Stock”). The exercise price per share of Common Stock under this Warrant shall be equal to $2.25, subject to adjustment hereunder (the “Exercise Price”).

Section 1          Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Agreement for the Manufacture, Development and Commercialization of Benznidazole for Human Use (the “MDC Agreement”), dated as of [●], 2016, among KaloBios and Savant Neglected Diseases, LLC.

Section 2          Exercise.

(a)
Exercisability.  The purchase rights represented by this Warrant shall become exercisable hereunder as follows:  (i) as to 25% of the Warrant Shares, on or after the Initial Exercise Date; [***] (items [***] each, an “Exercise Date”).

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)          Exercise.  The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part (to the extent exercisable), at any time or times on or after the applicable Exercise Date and on or before the Termination Date by delivery to KaloBios (or such other office or agency of KaloBios as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of KaloBios) of a duly executed facsimile copy (or e-mail attachment) of the Notice of Exercise in the form attached hereto as Exhibit A and, payment of the aggregate Exercise Price for the Warrant Shares specified in the Notice of Exercise within two (2) Business Days following delivery of the Notice of Exercise to KaloBios by wire transfer of immediately available funds equal to the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise, or, if available and specified in the applicable Notice of Exercise, pursuant to the cashless exercise procedure specified in Section 2(c) below.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to KaloBios until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall promptly surrender this Warrant to KaloBios for cancellation after the date the final Notice of Exercise is delivered to KaloBios. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and KaloBios shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. KaloBios shall deliver any objection to any Notice of Exercise within two (2) Business Days of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(c)          Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering the resale of the Warrant Shares by the Holder, provided, that the Holder has cooperated with KaloBios’ reasonable requests in connection with KaloBios’ efforts to register such resale, and provided, further, that the No-Action Letter has not been issued, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	the Fair Market Value of one (1) share of Common Stock on the date of the Notice of Exercise;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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If Warrant Shares are issued in such a cashless exercise, the Parties acknowledge and agree that in accordance with Section 3(a)(9) of the Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised and the holding period of the Warrant Shares being issued may be tacked on to the holding period of the Warrant.  KaloBios agrees not to take any position contrary to this Section 2(c), subject to any change in applicable Law.

(d)          Fair Market Value.  “Fair Market Value” of one (1) share of KaloBios’ Common Stock shall mean for any date, the price determined by the first of the following clauses that applies:

(i)          if the Common Stock is then listed or quoted on a national securities exchange, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date on which there were sales of the Common Stock) on the national securities exchange on which the Common Stock is then listed or quoted as reported for trading by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time));

(ii)          if the Common Stock is not then listed or quoted on a national securities exchange but is listed or quoted for trading on OTCQB or OCTQX, the volume weighted average price of the Common Stock for such date (or the nearest preceding date on which there were sales of the Common Stock) on OTCQB or OTCQX, as applicable;

(iii)          if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported;

(iv)          the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by KaloBios and reasonably acceptable to the Holder, the fees and expenses of which shall be paid by KaloBios.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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(e)          Mechanics of Exercise.

(i)          Delivery of Warrant Shares upon Exercise.  KaloBios shall cause the Warrant Shares purchased hereunder to be transmitted to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system if KaloBios is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder, (B) this Warrant is being exercised via cashless exercise, (C) this Warrant is being exercised by the Holder and the underlying Warrant Shares are being sold pursuant to Rule 144 adopted under the Act (“Rule 144”) or (D) the shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in KaloBios’ share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Business Days after the delivery to KaloBios of the Notice of Exercise (the “Warrant Share Delivery Date”); provided, under no circumstances is KaloBios required to cause the Warrant Shares to be delivered prior to payment of the aggregate Exercise Price (other than in the case of cashless exercise).  Upon delivery of the Notice of Exercise and payment of the aggregate Exercise Price within two Business Days after delivery of the Notice of Exercise (other than in the case of cashless exercise), the Holder shall be deemed for all corporate purposes to be the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares.  If KaloBios fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date and the applicable aggregate Exercise Price has been delivered, KaloBios shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the Fair Market Value of the Common Stock on the date of the applicable Notice of Exercise), $10.00 per Business Day for each Business Day after the first Business Day following such Warrant Share Delivery Date until such Warrant Shares are delivered or the Holder rescinds such exercise.

(ii)          Delivery of New Warrants upon Exercise.  If this Warrant shall have been exercised in part, KaloBios shall, at the request of the Holder set forth in the Notice of Exercise and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii)          Rescission Rights.  If KaloBios fails to deliver, or cause the delivery to the Holder of the Warrant Shares pursuant to Section 2(d)(ii) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

Section 3          Certain Adjustments.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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(a)          Change of Control or Reclassification.  In case of (i) any Change of Control of KaloBios or (ii) any reclassification of securities of the class issuable upon exercise of this Warrant (other than a change (A) in par value, (B) from par value to no par value, (C) from no par value to par value or (D) as a result of a subdivision or combination), KaloBios, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Holder a new Warrant (in form and substance reasonably satisfactory to the Holder), or KaloBios shall make appropriate provision without the issuance of a new Warrant, so that Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Warrant Shares theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock then purchasable under this Warrant, or in the case of such a merger or sale in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, at the option of Holder, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the value of the Warrant Shares purchasable upon exercise of this Warrant at the time of the transaction.  Any new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.  In the event of a Change of Control, the Exercise Dates shall be accelerated and all purchase rights with respect to all Warrant Shares represented by this Warrant (to the extent not previously exercised) shall become exercisable no later than immediately prior to the consummation of such Change of Control.  The provisions of this Section 3(a) shall similarly apply to successive Changes of Control or reclassifications. Prior to the closing of any Change of Control in which KaloBios will not be the surviving entity, KaloBios shall, unless the Holder requests otherwise, cause the surviving or successor entity to assume this Warrant and the obligations of KaloBios hereunder.

(b)          Stock Dividends and Splits. If KaloBios, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by KaloBios upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of KaloBios, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged, subject to the limitation on the issuance of fractional shares contained in Section 9(b).  Any adjustment made pursuant to this Section 3(b) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(c)          Adjustment of Number of Shares.  Upon each adjustment in the Exercise Price, the number of Warrant Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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(d)          Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(e)          Notice to the Holder.  Whenever any Exercise Price or the kind or number of securities issuable under this Warrant shall be adjusted pursuant to Section 3 hereof, KaloBios shall promptly deliver to the Holder in accordance with Section 9(h) a certificate signed by an officer of KaloBios setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number or kind of shares issuable upon exercise of this Warrant after giving effect to such adjustment. KaloBios shall provide the Holder with written notice of any proposed Change of Control of KaloBios not later than twenty (20) Business Days prior to the closing of such Change of Control setting forth the material terms and conditions thereof, and shall also provide the Holder such other information respecting such proposed Change of Control as may reasonably be requested by the Holder.

Section 4          Transfer of Warrant.  In connection with any transfer by the Holder of this Warrant, KaloBios may require the transferee to provide KaloBios with written representations and warranties that the transferee is acquiring this Warrant and the shares of Common Stock to be issued upon exercise for investment purposes only and not with a view to any sale or distribution, if such transfer occurs prior to the issuance of the No-Action Letter, and may require a legal opinion, in form and substance satisfactory to KaloBios and its counsel, stating that such transfer is exempt from the registration and prospectus delivery requirements of the Act; provided, however, that no opinion shall be required from the Holder in the event that such transfer (i) occurs upon or after the issuance of the No-Action Letter, (ii) is to an Affiliate of the Holder, or (iii) results in a mere change in the form of beneficial ownership of this Warrant; provided, further, in the case of (ii) and (iii), that the Holder provides a representation letter representing that the transferee is an Affiliate of the Holder or that such transfer will result in a mere change in the form of beneficial ownership of this Warrant, as applicable.  Following any transfer of this Warrant, at the request of either KaloBios or the transferee, the transferee shall surrender this Warrant to KaloBios in exchange for a new warrant of like tenor and date, executed by KaloBios.  Upon any partial transfer, KaloBios will also execute and deliver to the Holder a new warrant of like tenor with respect to the portion of this Warrant not so transferred.  Subject to the foregoing, this Warrant is transferable on the books of KaloBios at its principal office by the registered the Holder hereof upon surrender of this Warrant properly endorsed.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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Section 5          Representations and Warranties of KaloBios.  KaloBios hereby represents and warrants to the Holder that the statements in the following paragraphs of this Section 5 are true and correct as of the date hereof.

(a)          Corporate Power; Authorization; Enforceability.  KaloBios has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Shares hereunder, and to carry out and perform its obligations under the terms of this Warrant.  All corporate action on the part of KaloBios, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of its obligations under this Warrant and for the authorization, issuance and delivery of this Warrant and the Warrant Shares has been taken and this Warrant constitutes the legally binding and valid obligation of KaloBios enforceable in accordance with its terms.

(b)          Valid Issuance of Warrant and Warrant Shares.  This Warrant has been validly issued and is free of restrictions on transfer other than restrictions on transfer set forth herein and under applicable state and federal securities laws.  The Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance in accordance with the terms hereof including the payment by the Holder of the full Exercise Price, be duly and validly issued, fully paid and nonassessable, and be free of restrictions on transfer other than restrictions on transfer under this Warrant and under applicable state and federal securities laws. KaloBios will at all times reserve and keep available out of its authorized but unissued shares of the Common Stock, solely for the issuance and delivery upon the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time shall be issuable upon exercise of this Warrant. If at any time the number of authorized but unissued shares of the Warrant Shares shall not be sufficient for the full exercise of this Warrant, then in addition to such other remedies as shall be available to the Holder, KaloBios shall as soon as reasonably practicable take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(c)          No Registration.  The offer, sale and issuance of the Warrant Shares, as contemplated by this Warrant, are exempt from the prospectus and registration requirements of applicable United States federal and state security laws, and neither KaloBios nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

Section 6          Representations and Warranties of the Holder.  The Holder hereby represents and warrants to KaloBios that the statements in the following paragraphs of this Section 6 are true and correct as of the date hereof.

(a)          Acquisition for Personal Account.  This Warrant and the Warrant Shares are being acquired for the Holder’s own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act (pursuant to an exception from or exception to) in accordance with registration requirements of the Act. The Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Holder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to this Warrant or any of the Warrant Shares. The Holder has not been formed for the specific purpose of acquiring this Warrant or the Warrant Shares.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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(b)          Securities Not Registered.

(i)          The Holder understands that this Warrant and the Warrant Shares have not been registered under the Act, on the basis that no distribution or public offering of the stock of KaloBios is currently contemplated.  The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities.  The Holder has no such present intention to sell or otherwise distribute this Warrant or the Warrant Shares.

(ii)         The Holder recognizes that this Warrant and the Warrant Shares must be held indefinitely unless they are subsequently registered under the Act,  an exemption from such registration is available or the Securities and Exchange Commission (the “SEC”) issues the No-Action Letter.

(iii)        The Holder is aware that neither this Warrant nor the Warrant Shares may be sold pursuant to Rule 144 unless certain conditions are met, including, among other things, the availability of certain current public information about KaloBios, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.  The Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that KaloBios presently has no plans to satisfy these conditions in the foreseeable future.

(c)          Accredited Investor.  The Holder is an “accredited investor” as defined in Rule 501 pursuant to the Act. The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the purchase of this Warrant pursuant to the terms of this Warrant and of protecting the Holder’s interests in connection therewith.

Section 7          Legends.

(a)	Legend.

(i)          Each certificate representing the Warrant Shares shall be endorsed with the following legend:

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW.”

(ii)          In the event that the SEC issues the No-Action Letter, the Holder may surrender this Warrant to KaloBios in exchange for a new warrant of like tenor and date, executed by KaloBios, with the following legend:

“THIS WARRANT HAS BEEN, AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF WILL BE ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 1145 OF CHAPTER 11 OF TITLE 11 OF THE UNITED STATES CODE (THE “BANKRUPTCY CODE”). THIS WARRANT AND SUCH WARRANT SHARES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), PROVIDED THAT THE HOLDER IS NOT DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE. IF THE HOLDER IS DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE, THEN THIS WARRANT, AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF, MAY ONLY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UPON REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION AND THE PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT, AND OF ANY APPLICABLE STATE SECURITIES LAWS.”

(iii)          Further, in the event that the SEC issues the No-Action Letter, notwithstanding subparagraph (i) above, each certificate representing the Warrant Shares shall be endorsed with the following legend, and the Holder may surrender any previously issued certificates representing Warrant Shares to KaloBios in exchange for new certificates representing such Warrant Shares endorsed with the following legend:

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 1145 OF CHAPTER 11 OF TITLE 11 OF THE UNITED STATES CODE (THE “BANKRUPTCY CODE”). THE SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), PROVIDED THAT THE HOLDER IS NOT DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE. IF THE HOLDER IS DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE, THEN THE SECURITIES MAY ONLY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UPON REGISTRATION UNDER THE ACT OR PURSUANT TO A DISPOSITION THAT IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT, AND OF ANY APPLICABLE STATE SECURITIES LAWS.”

(b)	Transfer Restrictions. Under Section 1145 of the Bankruptcy Code, this Warrant and the Warrant Shares, in the event the SEC issues the No-Action Letter, shall be freely tradable in the United States by recipients thereof, subject to the provisions of Section 1145(b)(1) of the Bankruptcy Code relating to the definition of an underwriter in Section 2(a)(11) of the Act, and compliance with applicable securities Laws and any rules and regulations of the SEC, if any, applicable at the time of any future transfer of the Warrant and the Warrant Shares.

(c)	Removal of Legend and Transfer Restrictions. The legend relating to the Act endorsed on a certificate pursuant to Section 7(a)(i) shall be removed and KaloBios shall issue a certificate without such legend to the Holder if (i) the Warrant Shares are registered under the Act and a prospectus meeting the requirements of Section 10 of the Act is available, (ii) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 or (iii) the Holder provides to KaloBios an opinion of counsel for the Holder reasonably satisfactory to KaloBios, a no-action letter or interpretive opinion of the staff of the SEC reasonably satisfactory to KaloBios, or other evidence reasonably satisfactory to KaloBios, to the effect that the sale, transfer or assignment of the Warrant Shares may be made without registration under the Act, it being understood that no such opinion of counsel will be required of the Holder if (x) the Holder is selling the Warrant Shares pursuant to Rule 144 and (y) KaloBios’ transfer agent does not require an opinion to remove the legend and issue a certificate without such legend.

Section 8          Registration Rights.  The Warrant Shares issuable upon exercise hereof are Registrable Securities pursuant to Section 10.9(b) of the MDC Agreement.

Section 9          Miscellaneous.

(a)          No Rights as Stockholder until Exercise.  This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of KaloBios prior to the exercise hereof as set forth in Section 2.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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(b)          Loss, Theft, Destruction or Mutilation of Warrant. KaloBios covenants that upon receipt by KaloBios of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of this Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, KaloBios will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate. The applicant for a new Warrant or stock certificate under such circumstances shall also pay any reasonable third party costs (including customary indemnity, which shall not include the posting of any bond) associated with the issuance of such replacement certificate.

(c)          Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any United States federal or state documentary stamp tax or other incidental expense with respect to the issuance of such certificate, all of which taxes and expenses shall be paid by KaloBios, and such certificates shall be issued in the name of the Holder.

(d)          No Fractional Shares.  No fractional share of Common Stock will be issued in connection with any exercise or conversion hereunder, but in lieu of such fractional share KaloBios shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

(e)          Governing Law; Consent to Jurisdiction. This Warrant and all disputes arising out of or related to this Warrant or any breach hereof shall be governed by and construed under the laws of the State of Delaware, without giving effect to any choice of law principles that would require the application of the laws of a different state. In the event of a dispute, claim or controversy between the Parties arising under or relating to this Warrant or the breach, termination, enforcement, interpretation or validity thereof, either Party may bring suit exclusively in a court of competent jurisdiction located in the State of Delaware and in no other jurisdiction.  Each Party hereby consents to personal jurisdiction and venue in, and agrees to service of process issued or authorized by, such court.

(f)          Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of KaloBios and the successors and permitted assigns of the Holder.

(g)          Severability.  If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible.  Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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(h)          Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by KaloBios shall be delivered in accordance with the notice provisions of the MDC Agreement.

(i)          Construction. In the event an ambiguity or a question of intent or interpretation arises, this Warrant will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring either Party by virtue of the authorship of any provisions of this Warrant.  The language in this Warrant is to be construed in all cases according to its fair meaning.

(j)          Interpretation; Headings.  Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Warrant.  Further, in this Warrant: (i) the word “including” shall be deemed to be followed by the phrase “without limitation” or like expression; (ii) the singular shall include the plural and vice versa; and (iii) masculine, feminine and neuter pronouns and expressions shall be interchangeable.  A Party includes its permitted assignees and/or the respective successors in title to substantially the whole of its undertaking.  A statute or statutory instrument or any of their provisions is to be construed as a reference to that statute or statutory instrument or such provision as the same may have been or may from time to time hereafter be amended, restated, modified, supplemented, or re-enacted.

(k)          Waiver.  Neither Party may waive or release any of its rights or interests in this Warrant except in writing.  The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Warrant shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.  No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term.

(l)          Counterparts.  This Warrant may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Warrant from separate computers or printers.  Signatures transmitted via .pdf shall be treated as original signatures.

(m)          Amendment.  No subsequent alteration, amendment, change or addition to this Warrant shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

[Signature Page Follows]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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IN WITNESS WHEREOF, KaloBios has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

KALOBIOS PHARMACEUTICALS, INC.

By:
Name: Cameron Durrant
Title: Chairman and Chief Executive Officer

[Signature Page to Common Stock Purchase Warrant]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A
NOTICE OF EXERCISE

TO:          KALOBIOS PHARMACEUTICALS, INC.

(1)          The undersigned hereby elects to purchase ________ Warrant Shares of KaloBios pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any.

(2)          Payment shall take the form of (check applicable box):

☐ in lawful money of the United States in the sum of $___________________; or

☐ if permitted, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c) of the Warrant, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)          Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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EXHIBIT G

FORM OF SECURITY AGREEMENT

[Attached hereto.]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT G

FORM OF SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is entered into as of [●], 2016 by and between KaloBios Pharmaceuticals, Inc., a Delaware corporation, having offices at 1000 Marina Blvd, Suite 250, Brisbane, CA 94005 (the “Obligor”) and Savant Neglected Diseases, LLC, a Delaware limited liability company, having a place of business at 740 Bair Island Road #106, Redwood City, CA 94063 (the “Secured Party”).  KaloBios and the Company are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, pursuant to that certain Agreement for the Manufacture, Development and Commercialization of Benznidazole for Human Use, dated as the date hereof (as amended, modified or restated from time to time, the “MDC Agreement”) between the Obligor and the Secured Party, the Secured Party has agreed to sell certain assets to the Obligor upon the terms and subject to the conditions set forth therein; and

WHEREAS, this Agreement is required by the terms of the MDC Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.          Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the MDC Agreement.   In addition to the terms defined in this Agreement, the following capitalized terms have the meanings set forth in this Article 1 for purposes of this Agreement:

“Agreement” has the meaning set forth in the Preamble.

“Collateral” has the meaning set forth in Section 2.

“Excluded Collateral” has the meaning set forth in Section 2.

“Financing Statement” has the meaning set forth in Section 3.

“General Intangible” has the meaning provided therefor in the UCC.

“Lien” means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, priority or other security agreement or similar arrangement of any kind or nature whatsoever.

“MDC Agreement” has the meaning set forth in the Recitals.

 “Obligor” has the meaning set forth in the Preamble.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Party” and “Parties” have the meaning set forth in the Preamble.

“Permitted Dispositions” shall mean: (i) sales, abandonment, or other dispositions of equipment that is substantially worn, damaged, or obsolete or no longer used or useful in the ordinary course of business and leases or subleases of real property not necessary in the conduct of the business of the Obligor, (ii) sales of inventory made, directly or indirectly, to unrelated third parties in the ordinary course of the Obligor’s business, (iii) the use or transfer of money in a manner that is not prohibited by the terms of this Agreement or the MDC Agreement,  (iv) the licensing of rights to any Collateral in accordance with the MDC Agreement, (v) the granting of Permitted Encumbrances, (vi) the sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof, (vii) any involuntary loss, damage or destruction of property covered, subject to any deductibles, by insurance, (viii) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property, (ix) the leasing or subleasing of assets of the Obligor in the ordinary course of business and in accordance with the MDC Agreement, (x) the lapse of registered patents, trademarks, copyrights and other intellectual property of the Obligor to the extent not economically desirable in the conduct of the business of the Obligor as permitted by the MDC Agreement, (xi) the abandonment of patents, trademarks, copyrights, or other intellectual property rights in the ordinary course of business as permitted by the MDC Agreement, or (xii) dispositions of equipment to the extent that (a) such property is exchanged for credit against the purchase price of similar replacement property, or (b) the proceeds of such disposition are substantially contemporaneously applied to the purchase price of such replacement property.

“Secured Obligations” has the meaning set forth in Section 2.

“Secured Party” has the meaning provided in the introductory paragraph hereof.

“Security Interest” has the meaning set forth in Section 2.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Secured Party’s Security Interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Delaware, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

Any other capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the MDC Agreement.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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2.          Grant of Security Interest in the Collateral.  To secure the timely payment of the Obligor’s obligations to pay (a) the Milestone Payments pursuant to Section 3.3 of the MDC Agreement, (b) the Voucher Payment pursuant to Section 3.4 of the MDC Agreement, (c) the Royalties under Section 7.8 of the MDC Agreement, and (d) all other amounts due and payable by the Obligor from time to time pursuant to any Transaction Document (collectively, the “Secured Obligations”), the Obligor hereby grants to the Secured Party a continuing senior security interest (the “Security Interest”) in any and all right, title and interest of such Obligor in and to the Acquired Assets and the Future Assets (collectively, the “Collateral”).  Notwithstanding anything to the contrary contained herein, the Collateral shall not include (collectively, the “Excluded Collateral”): any property, General Intangible, permit, lease, license, contract or other instrument of the Obligor if the grant of a Security Interest in such property, General Intangible, permit, lease, license, contract or other instrument in the manner contemplated by this Agreement (i) is prohibited under the terms of any General Intangible, permit, lease, license, contract or other instrument and would result in the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter the Obligor’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both) or (ii) is prohibited, or requires the consent of a Governmental Authority, under applicable law; provided, that any such limitation described above on the Security Interest shall only apply to the extent that any such prohibition would not be rendered ineffective pursuant to the UCC or any other applicable law or principles of equity, provided, however, that the Security Interest shall attach immediately to any severable term of such lease, license, contract, property rights or agreement to the extent that such attachment does not result in any of the consequences specified in (i) or (ii) above.

3.          Authorization to File Financing Statements.  The Obligor hereby authorizes the Secured Party to prepare and file such financing statements (including continuation statements) or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction or amendments thereof or supplements thereto (a “Financing Statement”) as the Secured Party may from time to time deem necessary or appropriate in order to perfect and maintain the Security Interests granted hereunder in accordance with the UCC; provided, that  (a) the description of any collateral contained in such Financing Statements shall be limited to the “Collateral” as defined herein, and (b) any such Financing Statement or amendment shall specifically identify any Excluded Collateral that is not subject thereto.

4.          Title, Rights to Collateral. The Obligor has (or will have at the time it acquires rights in Collateral hereafter acquired or arising), and shall maintain (other than in accordance with Section 5) so long as the Security Interest remains outstanding, title to each item of Collateral (including the proceeds and products thereof), or other rights sufficient to grant the Security Interest, free and clear of all Liens other than Permitted Encumbrances.  The Obligor shall not license any Collateral to any third party or otherwise, except in accordance with the provisions of the MDC Agreement.  The Obligor shall defend the Collateral against all claims or demands of all Persons (other than the Secured Party or any holder of Permitted Encumbrances) claiming the Collateral or any interest therein.  As of the Closing, no effective Financing Statement covering all or any part of the Collateral is on file in any recording office, except in favor of the Secured Party relating to this Agreement.

5.          Disposition of Collateral. The Obligor shall not sell, lease or otherwise dispose of, or discount or factor with or without recourse, any Collateral, except (a) with the prior written consent of the Secured Party, (b) in accordance with the terms of the MDC Agreement in connection with any sublicense or assignment thereunder or, to the extent applicable, Change of Control of the Obligor in accordance with the terms of the MDC Agreement, or (c) pursuant to any Permitted Disposition.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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6.          Notice of Loss.  The Obligor shall promptly notify the Secured Party of any material loss of or material damage to any material item of Collateral, or of any material adverse change, actually known to the Obligor in any material item of Collateral.

7.          Name, Office, Location, Jurisdiction of Organization.  The Obligor shall not change its name, the location of its chief executive office or its jurisdiction of organization unless the Secured Party has received at least 20 days’ prior written notice thereof.

8.          Inspection.  The Obligor shall permit the Secured Party and its respective representatives and agents to engage in such inspections and examinations of the Collateral and any books and records relating to the Collateral upon reasonable prior notice and at such reasonable times and intervals as the Secured Party may determine, at the sole expense of the Secured Party; provided that prior to the occurrence and continuance of an Event of Default, the Secured Party shall be limited to [***] such inspection and examination per [***], at the sole expense of [***].

9.          Further Assurances.  From time to time, at its expense, the Obligor shall promptly execute and deliver all further instruments and documents, and take all further action, that is necessary or that the Secured Party reasonably requests to perfect and protect the Security Interest or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  In furtherance, and not in limitation, of the other rights, powers and remedies granted to the Secured Party in this Agreement, the Obligor hereby appoints the Secured Party its attorney-in-fact, with full authority in the place and stead of such Grantor and in the Obligor’s name or otherwise, from time to time during the continuance of an Event of Default and in the Secured Party’s good faith discretion, to take any action (including the right to collect on any Collateral) and to execute any instrument that the Secured Party reasonably believes is necessary or advisable to accomplish the purposes of this Agreement, in a manner consistent with the terms hereof.

10.          Defaults.  Each of the following occurrence shall constitute an “Event of Default” under this Agreement: (a) the Obligor fails to pay any of the Secured Obligations when due (after taking into account any applicable grace periods) and such failure continues for [***]; (b) the Obligor fails to observe or perform any covenant or agreement under this Agreement  (after taking into account any applicable grace periods) and such failure continues for [***] after written notice of such failure provided by the Secured Party to the Obligor; provided, however, that such failure shall be an Event of Default immediately and prior to any such [***] period in the event that such failure could not be cured within [***] or  such continuing failure would materially adversely affect the value of the Collateral; (c) the Obligor or any of its subsidiaries (x) commences any case, proceeding or other action under any existing or future debtor relief law, seeking (A) to have an order for relief entered with respect to it, (B) to adjudicate it as bankrupt or insolvent, (C) reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (D) appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or (y) makes a general assignment for the benefit of its creditors; (d) there is commenced against the Obligor or any of its subsidiaries in a court of competent jurisdiction any case, proceeding or other action of a nature referred to in clause (c) above which (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged, unstayed or unbonded for [***]; (e) there is commenced against the Obligor or any of its subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which has not been vacated, discharged, stayed or bonded pending appeal within [***] from the entry thereof; (f) the Obligor or any of its subsidiaries is generally not, or is unable to, or admits in writing its inability to, pay its debts as they become due; and (g) the Obligor contests in any manner the validity or enforceability of the security interest granted under this Agreement.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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11.          Remedies upon Default.  Upon and during the continuance of an Event of Default, the Secured Party shall have, in addition to the rights and remedies provided herein, in any other Transaction Document(s) relating to the Secured Obligations, or by applicable law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), the Secured Party may, with or without judicial process or the aid and assistance of others, (a) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligor, take possession of the Collateral, (b) dispose of any Collateral on any such premises, (c) require the Obligor to assemble and make available to the Secured Party at the expense of the Obligor any Collateral at any place and time designated by the Secured Party which is reasonably convenient to both Parties, (d) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (e) without demand and without advertisement, notice, hearing or process of law, all of which the Obligor hereby waives to the fullest extent permitted by applicable law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for money, upon credit or otherwise, at such prices and upon such terms as the Secured Party deems advisable, in its sole discretion (subject to any and all mandatory legal requirements).  The Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner.  Neither the Secured Party’s compliance with applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale.  To the extent the rights of notice cannot be legally waived hereunder, the Obligor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Obligor in accordance with the notice provisions of Section 16 at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  The Secured Party shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given.  To the extent permitted by applicable Law, any holder of Secured Obligations may be a purchaser at any such sale.  To the extent permitted by applicable Law, the Obligor hereby waives all of its rights of redemption with respect to any such sale.  Subject to the provisions of applicable Law, the Secured Party may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by applicable Law, be made at the time and place to which the sale was postponed, or the Secured Party may further postpone such sale by announcement made at such time and place.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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12.          Application of Proceeds.  Any proceeds of the Collateral received by the Secured Party in connection with the exercise of remedies pursuant to this Agreement will be applied in reduction of the Secured Obligations.

13.          Continuing Agreement; Termination; Releases of Collateral.  (a) This Agreement shall remain in full force and effect until the date upon which the Secured Obligations (other than contingent indemnification obligations not then due) have been paid in full or otherwise have been satisfied or are no longer outstanding, and shall be terminated as and when provided in the MDC Agreement, at which time this Agreement shall be automatically terminated and the Secured Party shall, upon the request and at the expense of the Obligor, forthwith release all of its liens and Security Interests hereunder and shall execute and deliver all UCC termination statements and/or other documents requested by the Obligor evidencing such termination and release of the Security Interest.

(b)          If any of the Collateral shall be sold, transferred or otherwise disposed of by the Obligor (i) in accordance with the terms and provisions of the MDC Agreement and upon execution of a security agreement substantially similar to this Agreement by such purchaser or transferee, or (ii) pursuant to a Permitted Disposition, the liens and security interests created pursuant to this Agreement in such Collateral shall be deemed automatically released. Upon such release the Secured Party, upon the written request and at the expense of the Obligor, shall execute and deliver to the Obligor all releases, UCC termination statements and other documents necessary or advisable for the release of the liens and security interests created hereby on such Collateral; provided that the Obligor shall have delivered to the Secured Party, at least three Business Days (or such shorter period reasonably acceptable to the Secured Party) prior to the date of the proposed release, a request for release identifying such Collateral to be released.

14.          Amendments; Waivers; Modifications, etc.  This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 13 or as set forth in writing and signed by an authorized officer of each Party.

15.          Successors in Interest.  This Agreement shall be binding upon the Obligor, its successors and permitted assigns and shall inure, together with the rights and remedies of the Secured Party, to the benefit of the Secured Party and its successors and permitted assigns.

16.          Notices.  All notices required or permitted to be given under this Agreement shall be in conformance with Section 15.4 of the MDC Agreement.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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17.          Counterparts.  This Agreement may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers.  Signatures transmitted via .pdf shall be treated as original signatures.

18.          Headings.  Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement.

19.          Governing Law; Dispute Resolution.  This Agreement and all disputes arising out of or related to this Agreement or any breach hereof shall be governed by and construed under the laws of the State of Delaware, without giving effect to any choice of law principles that would require the application of the laws of a different state.  In the event of a dispute, claim or controversy between the Parties arising under or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, either Party may bring suit exclusively in a court of competent jurisdiction located in the State of Delaware and in no other jurisdiction.  Each Party hereby consents to personal jurisdiction and venue in, and agrees to service of process issued or authorized by such court.

20.          Severability.  If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible.  Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

21.          Reference to the Agreement.  This Agreement has been entered into by the Obligor and the Secured Party solely for purposes as contemplated by the MDC Agreement.  In the event of any inconsistency between any of the terms or provisions hereof and the terms and provisions of the MDC Agreement, the terms and provisions of this Agreement shall govern.

22.          Entirety.  This Agreement, the MDC Agreement and the other documents relating to the Secured Obligations represent the entire agreement of the Parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the MDC Agreement, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

[Signature Page Follows.]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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IN WITNESS WHEREOF, Each of the Parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

OBLIGOR:

KALOBIOS PHARMACEUTICALS, INC.

By:
Name: Cameron Durrant
Title: Chairman and Chief Executive Officer

[Signature Page to Security Agreement]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Accepted and agreed to as of the date first above written.

SECURED PARTY:

SAVANT NEGLECTED DISEASES, LLC

By:
Name: Stephen L. Hurst
Title: Managing Member

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT H

ESCROW AGREEMENT

[Attached hereto.]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT H

FORM OF ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Escrow Agreement”) is entered into as of June [●], 2016 by and among KaloBios Pharmaceuticals, Inc., a Delaware corporation (“KaloBios”), Savant Neglected Diseases, LLC, a Delaware limited liability company (“Savant”), Black Horse Capital LP (“BHC”), Black Horse Capital Master Fund Ltd. (“BHCM”), Cheval Holdings, Ltd. (“Cheval” and together with BHC and BHCM, the “Black Horse Entities,” and collectively with KaloBios and Savant, the “Parties”) and Wilmington Savings Fund Society, FSB, as escrow agent (“Escrow Agent”).

WHEREAS, KaloBios is a debtor and debtor-in-possession in the bankruptcy case captioned as Case No. 15-12628 (LSS) (the “Bankruptcy Case”) pending before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”);

WHEREAS, on April 1, 2016, KaloBios, BHC, BHCM, Cheval and Nomis Bay LTD (“Nomis,” and collectively with BHC, BHCM and Cheval, the “Purchasers”) entered into that certain Securities Purchase Agreement (as amended from time to time, the “Securities Purchase Agreement”), pursuant to which the Purchasers have agreed to purchase from KaloBios and KaloBios has agreed to issue and sell to the Purchasers shares of common stock of KaloBios, as reorganized pursuant to the Plan (as defined below), upon the terms and conditions of the Securities Purchase Agreement;

WHEREAS, on April 1, 2016, BHCM as Administrative Agent and Lender, BHC, Cheval and Nomis as Lenders (collectively, the “DIP Credit Parties”), and KaloBios as Borrower entered into that certain Debtor in Possession Credit and Security Agreement (as amended from time to time, the “DIP Credit Agreement”), which provides, among other things, for the Term Loan made to KaloBios thereunder, plus accrued and unpaid interest, plus the Commitment Fee, plus the Upfront Fee, plus all other non-contingent Obligations (each of the foregoing capitalized terms as defined in the DIP Credit Agreement) (collectively, the “Term Loan Obligations”) to be paid and satisfied, upon the occurrence of the Maturity Date (as defined in the DIP Credit Agreement) thereunder, by the issuance to the DIP Credit Parties of shares of common stock of KaloBios, as reorganized pursuant to the Plan, upon the terms and conditions of the DIP Credit Agreement;

WHEREAS, simultaneous with the execution of this Escrow Agreement, KaloBios and Savant are entering into that certain Agreement for the Manufacture, Development and Commercialization of Benznidazole for Human Use (the “MDC Agreement”), pursuant to which, among other things, Savant will sell to KaloBios and KaloBios will purchase from Savant, all right, title and interest in and to certain assets relating to the compound known as benznidazole and pharmaceutical products containing benznidazole;

WHEREAS, by Order entered on June 16, 2016 D.I. 581 (the “Confirmation Order”), the Bankruptcy Court, among other things, confirmed the Debtor’s Second Amended Plan of Reorganization, dated May 9, 2016, as modified by the Confirmation Order (as amended and modified and including all exhibits, schedules and supplements thereto, the “Plan”), and authorized and approved the Contemplated Transaction and KaloBios’ entry into and performance under the MDC Agreement, subject to any applicable consent rights of the Purchasers;

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WHEREAS, the Plan provides that the date of substantial consummation of the Plan shall occur on the first business day upon which all conditions precedent to the effectiveness of the Plan, specified in Section 9.2 of the Plan, are satisfied or waived in accordance with the Plan (the “Effective Date”);

WHEREAS, the conditions precedent to the occurrence of the Effective Date include the requirement that all of the conditions precedent for the closing of the Securities Purchase Agreement have been satisfied or waived in accordance with the terms of the Securities Purchase Agreement;

WHEREAS, as a condition to the closing of the transactions contemplated by the MDC Agreement and the Securities Purchase Agreement, respectively (each, a “Closing” and collectively, the “Closings”), the Bankruptcy Court shall have issued a judicial order approving the contemplated transactions and the Effective Date shall have occurred or shall occur contemporaneously with the Closings;

WHEREAS, Nomis and Cortleigh Limited (“Cortleigh”) (to which Nomis has assigned the right to receive twenty percent (20%) of the shares of new common stock of KaloBios, as reorganized under the Plan, that are to be issued to Nomis pursuant to the Securities Purchase Agreement) are not party to this Escrow Agreement solely because Nomis and Cortleigh have elected to remit at the Closing their respective portions of the Purchase Price (as defined in the Securities Purchase Agreement) directly to KaloBios;  and

WHEREAS, Escrow Agent desires to accept its appointment as an escrow agent and to hold and disburse the funds deposited with it in accordance with the terms of this Escrow Agreement.

NOW, THEREFORE, the Parties and the Escrow Agent, intending to be legally bound, hereby agree as follows:

1.	APPOINTMENT OF AND ACCEPTANCE BY ESCROW AGENT

The Parties hereby appoint Escrow Agent to serve as escrow agent hereunder.  Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds (as defined below) in accordance with Section 2 below, agrees to hold and disburse the Escrow Funds in accordance with this Escrow Agreement.

2.	ESTABLISHMENT OF ESCROW

The Black Horse Entities shall deposit with Escrow Agent the amounts set forth on Schedule A (each, a “BH Deposit”) by wire transfer of immediately available funds to the account of Escrow Agent referenced in Schedule B, which shall be a non-interest bearing bank account of Escrow Agent (the “Escrow Account”).  The amounts deposited in the Escrow Account, as reduced by any disbursements and amounts withdrawn therefrom, are herein referred to as the “Escrow Funds”.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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3.	DISBURSEMENT PROCEDURES; CLOSING

(a)          After Escrow Agent has received the BH Deposit, the disbursement from the Escrow Account shall be made in the amounts and to the accounts set forth on Schedule C attached hereto upon receipt by the Escrow Agent of: (i) a certificate of confirmation in substantially the form attached hereto as Exhibit A (a “Party Certificate of Confirmation”) from each of the Parties; and (ii) a certificate of confirmation in substantially the form attached hereto as Exhibit B (together with the Party Certificates of Confirmation, the “Certificates of Confirmation”) from each of Nomis and Cortleigh (collectively with the Parties, the “Confirming Entities”), in each case executed by an authorized person of such Confirming Entity (as described in Schedule D).  Such Certificates of Confirmation from all of the Confirming Entities are referred to collectively hereinafter as the “Joint Escrow Instructions.” Upon the receipt of Joint Escrow Instructions from all Parties, title to the portion of the Escrow Funds payable to each payee as set forth on Schedule C shall be transferred to such payee, and the Purchasers shall have no further right or interest in or to the portion of the Escrow Funds to be paid to such payee pursuant to Section 3(b) below.

(b)          Escrow Agent shall make such disbursements prior to 5:00 p.m. (Eastern) on the business day on which the Escrow Agent receives the Joint Escrow Instructions; provided, however, if the Joint Escrow Instructions are not received by the Escrow Agent until after 1:00 p.m. (Easter), Escrow Agent shall have until 12:00 noon (Eastern) on the next business day to make such disbursements.

(c)          Upon completion of such disbursements referenced above and KaloBios’ receipt of the portion of the Purchase Price due from Nomis and Cortleigh under the Securities Purchase Agreement, (i) KaloBios and Savant hereby agree that the MDC Agreement and the transactions contemplated thereby are closed; (ii) KaloBios and each of the Black Horse Entities hereby agree that the Securities Purchase Agreement and the transactions contemplated thereby are closed, and KaloBios will promptly thereafter deliver the common stock of KaloBios, as reorganized under its Plan, to the Purchasers in accordance with the Securities Purchase Agreement; (iii) KaloBios and each of the Black Horse Entities hereby agree that the Maturity Date for the DIP Credit Agreement has occurred, and KaloBios will promptly thereafter deliver the common stock of KaloBios, as reorganized under its Plan, to the DIP Credit Parties; (iv) KaloBios and each of the Black Horse Entities hereby agree that all conditions precedent to the occurrence of the Effective Date set forth in Section 9.2 of the Plan have been satisfied or waived as permitted by Section 9.3 of the Plan; and (v) subject to KaloBios’ filing of the Notice of the Effective Date pursuant to Section 9.4 of the Plan, the Effective Date of the Plan shall have occurred.

(d)          If the Joint Escrow Instructions have not been executed by the Confirming Entities and delivered to the Escrow Agent by 5:00 p.m. (Eastern Time) on June 30, 2016, then upon the written demand of any of the Black Horse Entities, without prior notice to any other party, Escrow Agent shall return to each of the Black Horse Entities any BH Deposit deposited by or on behalf of such Black Horse Entity and Escrow Agent’s obligations under this Agreement shall terminate; provided that, in the absence of such a written demand, Escrow Agent shall continue to comply with this Agreement without reference to the time limitations last previously mentioned until demand is made as aforesaid.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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(e)          Notwithstanding the foregoing, all disbursements of Escrow Funds shall be subject to Escrow Agent’s right to withhold amounts equal to the claims and unpaid fees of Escrow Agent pursuant to Section 6 and Section 13 below.

4.	DUTIES OF ESCROW AGENT

(a)          The Parties acknowledge and agree that (i) the duties, responsibilities and obligations of Escrow Agent shall be limited to those expressly set forth in this Escrow Agreement, each of which is administrative or ministerial (and shall not be construed to be fiduciary) in nature, and no duties, responsibilities or obligations shall be inferred or implied, (ii) Escrow Agent shall not be responsible for any of the agreements referred to or described herein (including without limitation the Plan, the MDC Agreement and the Securities Purchase Agreement), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, and (iii) Escrow Agent shall not be required to expend or risk any of its own funds to satisfy payments from the Escrow Funds hereunder.

(b)          Escrow Agent shall not be under any duty to give the Escrow Funds held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Escrow Agreement.  Uninvested funds held hereunder shall not earn or accrue interest.

5.	ESCROW AGENT’S LIABILITY

(a)          Escrow Agent shall not be liable for actions or omissions hereunder, except to the extent that a court of competent jurisdiction determines in a final, non-appealable judgment that Escrow Agent’s gross negligence or willful misconduct was the primary cause of any liability or loss to Escrow Agent.  Without limiting the foregoing, Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Funds or any loss of interest incident to any such delays.  In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages (including, but not limited to lost profits), even if Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.  Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited or this Escrow Agreement, or to appear in, prosecute or defend any such legal action or proceeding.  Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving the Parties, and shall incur no liability and shall be fully indemnified by the Parties from any liability whatsoever in acting in accordance with the reasonable opinion or instruction of such counsel.  The Parties shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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(b)          If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

6.	INDEMNIFICATION

From and at all times after the date of this Escrow Agreement, KaloBios shall, to the fullest extent permitted by law, defend, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the “Indemnified Parties”) against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys’ fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation any of the Parties, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated hereby, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of an Indemnified Party.  Indemnified Parties shall, in their sole discretion, have the right to select and employ separate counsel with respect to any action or claim brought or asserted against it, and the reasonable fees of such counsel shall be paid upon demand by the Parties; provided, however that the Parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees of counsel of more than one separate firm (plus, if required, one separate firm admitted to practice in a local jurisdiction) at any one time retained by Indemnified Parties unless the employment of more than one counsel has been authorized in writing by the Parties.  The obligations of the Parties under this Section 6(a) shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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7.	RELIANCE

(a)          Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof.  Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.  Escrow Agent may conclusively presume that the undersigned representative of each Party has full power and authority to instruct Escrow Agent on behalf of such Party unless written notice to the contrary is delivered to Escrow Agent by such Party.  Escrow Agent is authorized to comply with final orders issued or process entered by any court with respect to the Escrow Amount, without determination by Escrow Agent of such court’s jurisdiction in the matter.

(b)          Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

8.	ESCROW FUNDS

(a)          Escrow Agent does not have any interest in the Escrow Funds deposited hereunder but is serving as escrow agent only and has only possession thereof.  Any payments of income from the Escrow Funds shall be subject to withholding regulations then in force with respect to United States taxes.  Upon execution of this Escrow Agreement, the Parties will provide Escrow Agent with appropriate Internal Revenue Service Forms W-8 or W-9 for tax identification number certification, or nonresident alien certifications.  Section 5(a) and this Section 8(a) shall survive notwithstanding any termination of this Escrow Agreement or the resignation of Escrow Agent.

(b)          Escrow Agent makes no representation as to the validity, value, genuineness or collectability of any security or other document or instrument held by or delivered to it.

(c)          Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any amounts deposited hereunder.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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9.	RESIGNATION

Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Funds to any successor Escrow Agent designated by the Parties in writing, or to any court of competent jurisdiction, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement.  The resignation of Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day which is thirty (30) days after the date of delivery of its written notice of resignation to the Parties.  If, at that time, Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent’s sole responsibility after that time shall be to retain (without any obligation to reinvest the same) the Escrow Funds until receipt of a designation of successor Escrow Agent or a court order appointing a successor Escrow Agent as set forth below.  The Parties shall use commercially reasonable efforts to appoint a successor Escrow Agent hereunder prior to the effective date of such resignation and to cause such successor Escrow Agent to execute and deliver an instrument accepting such appointment.  The resigning Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all Escrow Funds to the successor Escrow Agent, after making copies of such records as the resigning Escrow Agent deems advisable and after deduction and payment to the resigning Escrow Agent of all fees and expenses (including court costs and attorneys’ fees) due and owing to the resigning Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.  If the Parties have failed to appoint a successor Escrow Agent prior to the expiration of thirty (30) days following receipt of the notice of resignation, Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon the Parties.  After any resigning Escrow Agent’s resignation, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement.  Any corporation or association into which Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all of the escrow business of Escrow Agent’s corporate trust line of business may be transferred, shall be Escrow Agent under this Escrow Agreement without further act.

10.	REPRESENTATIONS AND WARRANTIES OF THE PARTIES

Each Party makes the following representations and warranties to Escrow Agent:

(a)          It is duly organized, validly existing, and in good standing under the laws of the state of its incorporation or organization, as applicable, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

(b)          This Escrow Agreement has been duly approved by all necessary action, including any necessary shareholder or membership approval, has been executed by its duly authorized officers and, assuming this Escrow Agreement constitutes the binding obligations of Escrow Agent, constitutes its valid and binding agreement, enforceable in accordance with its terms.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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(c)          The execution, delivery, and performance of this Escrow Agreement will not violate, conflict with, or cause a default under its certificate of incorporation or bylaws, any applicable law or regulation, any court order or administrative ruling or decree to which it is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement, including without limitation the Plan, the MDC Agreement or the Securities Purchase Agreement, as applicable, to which it is a party or any of its property is subject.

(d)          No party other than such Party has, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof; provided, however, that the Parties acknowledge that such Party is establishing this escrow arrangement to hold in escrow BH Deposits made by or on behalf of the Black Horse Entities.  No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

(e)          All of its representations and warranties contained herein are true and complete as of the date hereof.

11.	IDENTIFYING INFORMATION

The following notification is provided to the Parties pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318 (“Patriot Act”): IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product.  The Parties agree to provide any information requested by Escrow Agent in connection with the Patriot Act or any similar legislation or regulation to which Escrow Agent is subject, in a timely manner.  Each Party represents that all identifying information set forth in this Agreement and the Schedules hereto, including without limitation, its Taxpayer Identification Number assigned by the Internal Revenue Service or any other taxing authority, is true and complete on the date hereof and will be true and complete at the time of any disbursement of the Escrow Funds.

12.	DISPUTES

(a)          In the event of any adverse claims or demands being made against Escrow Agent in connection with the Escrow Funds or Escrow Agent is unable to determine, to Escrow Agent’s sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent’s proper actions with respect to its obligations hereunder, then Escrow Agent may, in its sole discretion, take either or any combination of the following actions:

(i)          Escrow Agent shall be entitled to retain such portion of the Escrow Funds until Escrow Agent shall have received (A) a court order directing delivery of the Escrow Funds or (B) a written direction executed jointly by the Parties and any person making such adverse claim or demand with respect to such portion of the Escrow Funds directing delivery of such portion of Escrow Funds, in which event Escrow Agent shall disburse the Escrow Funds in accordance with such order or direction;

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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(ii)          refrain from taking any action under this Escrow Agreement until such adverse claims or demands or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be), provided, that Escrow Agent shall continue to hold the Escrow Funds until it is directed otherwise by the court order or written direction referenced in subsection (a)(i) above; or

(iii)          resign in accordance with Section 9.

(b)          Escrow Agent shall have no liability to any Party, its shareholders or any other person with respect to any failure or refusal to take any action hereunder pursuant to this Section 12 other than to hold the Escrow Funds in accordance with the provisions hereof.

13.	FEES, COSTS AND EXPENSES OF ESCROW AGENT

(a)          [***] shall pay Escrow Agent compensation for the services to be rendered by Escrow Agent hereunder in the amounts set out on Schedule E hereto.

(b)          [***] shall reimburse Escrow Agent for [***] of its reasonable out-of-pocket expenses, including attorneys’ fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like.  The obligations of [***] under this Section 13 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.  Escrow Agent is authorized to, and may, disburse to itself from the Escrow Funds, from time to time, the amount of any compensation and reimbursement of out-of-pocket expenses due and payable hereunder (including any amount to which Escrow Agent or any Indemnified Party is entitled to indemnification pursuant to Section 6 hereof).  Escrow Agent shall notify [***] of any disbursement from the Escrow Funds to itself or any Indemnified Party in respect of any compensation or reimbursement hereunder and shall furnish to [***] copies of all related invoices and other statements within fifteen (15) business days thereafter.  The Parties hereby grants to Indemnified Parties a security interest in, lien upon and right to set-off against the Escrow Funds to secure payment of the amount of any compensation or reimbursement due any of them hereunder (including, as to KaloBios, any claim for indemnification pursuant to Section 6 hereof) against the Escrow Funds.  If for any reason funds in the Escrow Funds are insufficient to cover such compensation and reimbursement, [***] shall promptly pay such amounts to Escrow Agent or any Indemnified Party upon receipt of an itemized invoice.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
9

14.	LIMITED RESPONSIBILITY; NO TAX ADVICE

(a)          This Escrow Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto.  No implied duties or obligations shall be read into this Escrow Agreement against Escrow Agent and Escrow Agent shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein.  Escrow Agent shall not be bound by the provisions of any agreement of the Parties hereto except this Escrow Agreement and Escrow Agent shall have no liability under, and no duty to inquire as to, the provisions of any agreement other than this Escrow Agreement.

(b)          Escrow Agent, its affiliates, and its employees are not in the business of providing tax or legal advice to any taxpayer outside of Escrow Agent and its affiliates.  This Escrow Agreement and any amendments or attachments are not intended or written to be used, and cannot be used or relied upon, by any such taxpayer or for the purpose of avoiding tax penalties.  Any such taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

15.	OWNERSHIP FOR TAX PURPOSES

KaloBios agrees that, for purposes of federal and other taxes based on income, KaloBios will be treated as the owner of the Escrow Funds and that KaloBios will report all income, if any, that is earned on, or derived from, the Escrow Funds as its income in the taxable year or years in which such income is actually received by KaloBios and pay any taxes attributable thereto.  KaloBios represents that its Taxpayer Identification Number (“TIN”) assigned by the Internal Revenue Service (“IRS”) or any other taxing authority listed on Schedule D is true and correct, and that it will notify Escrow Agent in writing immediately upon any change to such number.  Taxes may be withheld by Escrow Agent as it determines may be required by any law or regulation in effect at the time of the distribution.  In the absence of written direction from KaloBios, all proceeds of the Escrow Funds, if any, shall be retained as Escrow Funds. KaloBios grants to Escrow Agent a right of set-off which may be exercised to pay any and all taxes, whether federal, state or local, incurred by the investment of the Escrow Funds pursuant to this Escrow Agreement. KaloBios shall indemnify and hold harmless Escrow Agent against and in respect to liability for taxes and/or any penalties or interest attributable to the investment of Escrow Funds by Escrow Agent pursuant to this Escrow Agreement.

16.	SECURITY PROCEDURES

Upon the receipt of each Certificate of Confirmation and the Joint Escrow Instructions, whether in writing, by telecopier, electronic transmission, or otherwise, Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule D hereto, and Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated.  The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by Escrow Agent.

17.	ESCHEAT

The parties hereto are aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state.  Escrow Agent shall have no liability to any Party, its respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Funds and any proceeds thereof escheat by operation of law.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
10

18.	NOTICES

All notices, consents, waivers and other communications required or permitted under this Escrow Agreement shall be in writing and shall be deemed given to a party when (a) delivered to the appropriate address by hand or by a nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail (with confirmation by the transmitting equipment); or (c) received by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses and facsimile numbers and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number or person as a party may designate by notice to the other parties):

(a)           If to KaloBios, to:

KaloBios Pharmaceuticals, Inc.
1000 Marina Blvd., #250
Brisbane, CA  94005-1878
Attention: Dean Witter III
Fax: [***]

with a copy to:

Hogan Lovells US LLP
100 International Drive, Suite 2000
Baltimore, MD 21202
Attention:  Asher Rubin

and

Morris, Nichols, Arsht & Tunnell LLP
1201 N. Market Street, 16th Floor
Wilmington, DE  19801
Attention:  Eric D. Schwartz, Esq.
Gregory W. Werkheiser, Esq.

(b)          If to BHC, to:

Black Horse Capital LP
c/o Opus Equum, Inc.
P.O. Box 788
Dolores, CO 81323

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
11

(c)           If to BHCM, to:

Black Horse Capital Master Fund Ltd
c/o Opus Equum, Inc.
P.O. Box 788
Dolores, CO 81323

with a copy to:

Quarles & Brady LLP
300 N. LaSalle Street
Suite 4000
Chicago, IL 60654-3406
Attention:  Faye Feinstein

(d)           If to Cheval, to:

Cheval Holdings, Ltd
P.O. Box 309G, Ugland House
Georgetown, Grand Cayman
Cayman Islands, KY1-1104

with a copy to:

Quarles & Brady LLP
300 N. LaSalle Street
Suite 4000
Chicago, IL 60654-3406
Attention:  Faye Feinstein

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
12

(d)           If to Savant, to:

Savant Neglected Diseases, LLC
P.O. Box 620732
Woodside, CA 94062
Attention:  Stephen L. Hurst
E-mail:  [***]

with a copy to:

Dorsey & Whitney LLP
305 Lytton Avenue
Palo Alto, CA 94301
Attention:  Evan Ng

or to such other person(s) or address(es) as such Party shall furnish to Escrow Agent in writing:

(e)           If to Escrow Agent, to:

Wilmington Savings Fund Society, FSB
Attention:  Raye Goldsborough
501 Carr Road, Suite100
Wilmington, DE 19809

or to such person or address as Escrow Agent shall furnish to the Parties in writing.

19.	JURISDICTION; SERVICE OF PROCESS

Any proceeding arising out of or relating to this Escrow Agreement may be brought in the Bankruptcy Court, and each of the parties irrevocably submits to the exclusive jurisdiction of the Bankruptcy Court (or, to the extent the Bankruptcy Court does not have or exercise subject matter jurisdiction, the courts of the State of Delaware and the United States District Court for the District of Delaware), in any such proceeding and waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the proceeding shall be heard and determined only in the Bankruptcy Court (or, to the extent the Bankruptcy Court does not have or exercise subject matter jurisdiction, the courts of the State of Delaware or the United States District Court for the District of Delaware) and agrees not to bring any proceeding arising out of or relating to this Escrow Agreement in any other court.  Process in any proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

20.	EXECUTION OF AGREEMENT

This Escrow Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Escrow Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.  The exchange of copies of this Escrow Agreement and of signature pages by facsimile or electronic transmission shall constitute effective execution and delivery of this Escrow Agreement as to the parties and may be used in lieu of the original Escrow Agreement for all purposes.  Signatures of the parties transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for any purposes whatsoever.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
13

21.	SECTION HEADINGS, CONSTRUCTION

The headings of sections in this Escrow Agreement are provided for convenience only and will not affect its construction or interpretation.

22.	WAIVER

The rights and remedies of the parties to this Escrow Agreement are cumulative and not alternative.  Neither the failure nor any delay by any party in exercising any right, power or privilege under this Escrow Agreement or the documents referred to in this Escrow Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.  To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Escrow Agreement or the documents referred to in this Escrow Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Escrow Agreement or the documents referred to in this Escrow Agreement.

23.	ENTIRE AGREEMENT AND MODIFICATION

This Escrow Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Escrow Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.  This Escrow Agreement may not be amended except by a written agreement executed by the Parties and Escrow Agent.

24.	GOVERNING LAW

This Escrow Agreement shall be governed by the laws of the State of Delaware without regard to conflicts of law principles thereof.

25.	DEALINGS

Except as provided by applicable state or federal law, Escrow Agent and any stockholder, director, officer or employee of Escrow Agent may buy, sell, and deal in any of the securities of a Party and become pecuniarily interested in any transaction in which a Party may be interested, and contract and lend money to a Party and otherwise act as fully and freely as though it were not Escrow Agent under this Escrow Agreement.  Nothing herein shall preclude Escrow Agent from acting in any other capacity for any Party or for any other entity.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
14

26.	FORCE MAJEURE

No party to this Escrow Agreement shall be liable to any other party for losses arising out of, or the inability to perform its obligations under the terms of this Escrow Agreement, due to acts of God, which shall include, but shall not be limited to, fire, floods, strikes, mechanical failure, war, riot, nuclear accident, earthquake, terrorist attack, computer piracy, cyber-terrorism or other similar acts beyond the control of the parties hereto.

27.	AUTHORIZED PERSONS

Any notices or instructions given to Escrow Agent (other than in writing at the time of execution of this Escrow Agreement), whether in writing or by facsimile or other electronic transmission, shall be given by a person designated on Schedule D attached hereto, and Escrow Agent may rely upon any notices or instructions purported to be given by any person or persons so designated.  The persons and telephone numbers designated on Schedule D may be changed only in a writing actually received and acknowledged by Escrow Agent.  The applicable persons designated on Schedule D hereto have been duly appointed to act as its representatives hereunder and have full power and authority to execute and deliver the Joint Escrow Instructions or to take or refrain from taking an action pursuant to this Escrow Agreement, to amend, modify or waive any provision of this Escrow Agreement and to take any and all other actions as any Party under this Escrow Agreement, all without further consent or direction from, or notice to, it or any other party.

[Signature Page Follows]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
15

IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement as of the date first written above.

KALOBIOS:

KALOBIOS PHARMACEUTICALS, INC.

By:
Name: Cameron Durrant
Title: Chairman and Chief Executive Officer

[Signature Page to Escrow Agreement]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SAVANT:

Savant Neglected Diseases, LLC

By:
Name: Stephen L. Hurst
Title: Managing Member

[Signature Page to Escrow Agreement]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

BLACK HORSE ENTITIES:

Black Horse Capital LP

By:
Name: Dale Chappell
Title: Manager of General Partnership

Black Horse Capital Master Fund Ltd.

By:
Name: Dale Chappell
Title: Director

Cheval Holdings, Ltd.

By:
Name: Dale Chappell
Title: Director

[Signature Page to Escrow Agreement]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ESCROW AGENT:

Wilmington Savings Fund Society, FSB

By:
Name:
Title:

[Signature Page to Escrow Agreement]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE A

BLACK HORSE ENTITIES’ DEPOSITS

Purchaser	Deposit
Black Horse Entities:	$[***]

[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE B

ESCROW AGENT’S PAYMENT INSTRUCTIONS

WILMINGTON SAVINGS FUND SOCIETY, FSB
WIRE INSTRUCTIONS FOR

WSFS Bank
409 Silverside Road, Suite 100
Wilmington, DE 19809
Routing Number: [***]
Beneficiary Name: [***]
Beneficiary [***]
Ref:  [***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE C

DISBURSEMENT INFORMATION

[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE D

AUTHORIZED PERSONS

[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE E

ESCROW AGENT FEE SCHEDULE

[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

FORM OF PARTY CERTIFICATE OF CONFIRMATION

CERTIFICATE OF CONFIRMATION

JUNE 30, 2016

This Certificate of Confirmation (this “Certificate”) is being delivered to Wilmington Savings Fund Society, FSB (“Escrow Agent”) pursuant to Section 3 of that certain Escrow Agreement by and among KaloBios Pharmaceuticals, Inc., Savant Neglected Diseases, LLC, Black Horse Capital LP, Black Horse Capital Master Fund Ltd., and Cheval Holdings, Ltd. (the “Parties”).  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Escrow Agreement.

I, [Name of Authorized Representative], do hereby certify to Escrow Agent, solely on behalf of [Name of Party] in my capacity as [Title] thereof and not in my individual capacity, that, as of June 30, 2016:

1.	[Name of party] has received all deliveries it requires [as to KaloBios and Savant, to close the transactions contemplated by the MDC Agreement] [as to KaloBios and each of the Black Horse Entities, to (a) close the transactions contemplated by the Securities Purchase Agreement and (b) effect repayment of the Term Loan Obligations pursuant to the DIP Credit Agreement] [as to KaloBios only, to declare the Effective Date of the Plan]; and

2.	Prior to Closing, [name of delivering party] tendered all documents required to be delivered by [Name of delivering party] at Closing (the “Closing Documents”) to counsel to the [counterparty or counterparties, as applicable] to the [MDC Agreement and/or the Securities Purchase Agreement, as applicable]. [Name of delivering party] hereby directs that such Closing Documents are hereby released from escrow without further action on the part of [Name of delivering party] effective upon Escrow Agent’s receipt of an executed Certificate of Confirmation from each other party to the [MDC Agreement and/or the Securities Purchase Agreement, as applicable], and upon such receipt Escrow Agent is hereby authorized and directed to make all disbursements described on Schedule C to the Escrow Agreement.

[Signature Page Follows]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of the date first written above

[NAME OF PARTY]

By:
Name:
Title:

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

[FORM OF CERTIFICATE OF CONFIRMATION FOR NOMIS AND CORTLEIGH

CERTIFICATE OF CONFIRMATION

JUNE 30, 2016

This Certificate of Confirmation (this “Certificate”) is being delivered to Wilmington Savings Fund Society, FSB (“Escrow Agent”) pursuant to Section 3 of that certain Escrow Agreement by and among KaloBios Pharmaceuticals, Inc., Savant Neglected Diseases, LLC, Black Horse Capital LP, Black Horse Capital Master Fund Ltd., and Cheval Holdings, Ltd. (the “Parties”).  Unless otherwise defined herein, capitalized terms have the meanings set forth in the Escrow Agreement.

I, [Name of Authorized Representative], do hereby certify to Escrow Agent, solely on behalf of [Nomis or Cortleigh, as applicable] in my capacity as [Title] thereof and not in my individual capacity, that, as of June 30, 2016:

1.	[Nomis or Cortleigh, as applicable] has received all documents it requires to close the transactions contemplated by the Securities Purchase Agreement [and as to Nomis to effect repayment of the Term Loan Obligations pursuant to the DIP Credit Agreement];

2.	Prior to Closing, [Nomis or Cortleigh, as applicable, as delivering party] tendered all documents required to be delivered by [Nomis or Cortleigh, as applicable] at Closing (the “Closing Documents”) to counsel to the counterparties to the Securities Purchase Agreement. [Nomis or Cortleigh, as applicable] hereby directs that such Closing Documents are hereby released from escrow without further action on the part of [Nomis or Cortleigh, as applicable] effective upon Escrow Agent’s receipt of an executed Certificate of Confirmation from each other party to the Securities Purchase Agreement, and upon such receipt Escrow Agent is hereby authorized and directed to make all disbursements described on Schedule C to the Escrow Agreement; and

3.	Upon completion of the disbursements of the Escrow Funds and KaloBios’ receipt of the portion of the Purchase Price due from Nomis and Cortleigh under the Securities Purchase Agreement, (i) [Nomis or Cortleigh, as applicable] acknowledges that the Securities Purchase Agreement and the transactions contemplated thereby are closed, it being understood that KaloBios will promptly thereafter deliver the common stock of KaloBios, as reorganized under its Plan, to the Purchasers in accordance with the Securities Purchase Agreement; (ii) [Nomis] acknowledges that the Maturity Date for the DIP Credit Agreement has occurred, it being understood that KaloBios will promptly thereafter deliver the common stock of KaloBios, as reorganized under its Plan, to the DIP Credit Parties; (iii) [Nomis or Cortleigh, as applicable] acknowledges that all conditions precedent to the occurrence of the Effective Date set forth in Section 9.2 of the Plan have been satisfied or waived as permitted by Section 9.3 of the Plan; and (iv) [Nomis or Cortleigh, as applicable] acknowledges that, subject to KaloBios’ filing of the Notice of the Effective Date pursuant to Section 9.4 of the Plan, the Effective Date of the Plan shall have occurred.

[Signature Page Follows]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of the date first written above

NOMIS OR CORTLEIGH, AS APPLICABLE

By:
Name:
Title:

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT I

CURRENT DEVELOPMENT PLAN

[Attached hereto.]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]

CONFIDENTIAL
[***] INDICATES THREE PAGES OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 2.1

SCHEDULE OF ACQUIRED ASSETS

[***]

CONFIDENTIAL
[***] INDICATES FOUR PAGES OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 2.6(a)

ADDITIONAL ACQUIRED ASSETS

[***]

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 3.6

ALLOCATION SCHEDULE

[To be attached within [***] of Closing]

CONFIDENTIAL
[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 8

COMPANY DISCLOSURE SCHEDULES

The following are the disclosure schedules and exceptions (the “Company Disclosure Schedule”) of Savant Neglected Diseases, LLC, a Delaware limited liability company (the “Company”), to the representations and warranties as set forth in Article 8 of that certain Agreement for the Manufacture, Development and Commercialization of Benznidazole for Human Use dated as of June 30, 2016 (the “Agreement”) by and between the Company and KaloBios Pharmaceuticals, Inc., a Delaware corporation (“KaloBios”).  The section numbers in this Company Disclosure Schedule correspond to section numbers in the Agreement.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them as set forth in the Agreement.  The heading and descriptions of representations and warranties are for convenience of reference only and are not intended to, and do not, alter the meaning of any provision of the Agreement.  Any information described herein under any section number, however, shall be deemed to have been disclosed and incorporated into all other relevant section numbers of this Company Disclosure Schedule if it is readily apparent on its face that such information is applicable to such other sections.  This Company Disclosure Schedule is confidential and shall not be disclosed to any persons or entities other than KaloBios.

The information in this Company Disclosure Schedule is being provided as required under the Agreement.  In disclosing this information, the Company expressly does not waive any attorney-client privilege associated with any such information or any protection afforded by the “work product doctrine” with respect to any of the matters disclosed or discussed herein.  All descriptions of agreements or other matters appearing herein are summary in nature and are qualified by reference to the complete documents, which have been made available to KaloBios.  Nothing herein, including attachments, is intended to broaden the scope of the representations and warranties of the Company contained in the Agreement or to create any covenant on the part of the Company.  In no event shall any disclosure hereunder be deemed to (a) constitute an acknowledgement that the subject matter of such disclosure is material to the Company unless the representation, warranty or covenant to which such disclosure relates expressly requires the Company to disclose information that is material to the Company; or (b) to be an admission by the Company that such item is material to the business, assets or results of operations of the Company nor shall it be deemed an admission of any obligation or liability to any third-party.

[***]

CONFIDENTIAL
[***] INDICATES FOUR PAGES OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 9

KALOBIOS DISCLOSURE SCHEDULES

The following are the disclosure schedules and exceptions (the “KaloBios Disclosure Schedules”) of KaloBios Pharmaceuticals, Inc., a Delaware corporation (“KaloBios”), to the representations and warranties as set forth in Article 9 of that certain Agreement for the Manufacture, Development and Commercialization of Benznidazole for Human Use dated as of June 30, 2016 (the “Agreement”) by and between KaloBios and Savant Neglected Diseases, LLC, a Delaware limited liability company (the “Company”).  The section numbers in these KaloBios Disclosure Schedules correspond to section numbers in the Agreement.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them as set forth in the Agreement.  The heading and descriptions of representations and warranties are for convenience of reference only and are not intended to, and do not, alter the meaning of any provision of the Agreement.  Any information described herein under any section number, however, shall be deemed to have been disclosed and incorporated into all other relevant section numbers of these KaloBios Disclosure Schedules if it is readily apparent on its face that such information is applicable to such other sections.  These KaloBios Disclosure Schedules are confidential and shall not be disclosed to any persons or entities other than the Company.

The information in these KaloBios Disclosure Schedules is being provided as required under the Agreement.  In disclosing this information, KaloBios expressly does not waive any attorney-client privilege associated with any such information or any protection afforded by the “work product doctrine” with respect to any of the matters disclosed or discussed herein.  All descriptions of agreements or other matters appearing herein are summary in nature and are qualified by reference to the complete documents, which have been made available to the Company.  Nothing herein, including attachments, is intended to broaden the scope of the representations and warranties of KaloBios contained in the Agreement or to create any covenant on the part of KaloBios.  In no event shall any disclosure hereunder be deemed to (a) constitute an acknowledgement that the subject matter of such disclosure is material to KaloBios unless the representation, warranty or covenant to which such disclosure relates expressly requires KaloBios to disclose information that is material to KaloBios; or (b) to be an admission by KaloBios that such item is material to the business, assets or results of operations of KaloBios nor shall it be deemed an admission of any obligation or liability to any third-party.

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CONFIDENTIAL

[***] INDICATES THREE PAGES OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.